INFORMATION STATEMENT
                            PURSUANT TO SECTION 14(C)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

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                             MONTEREY BAY TECH, INC.
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                  (Name of Registrant As Specified In Charter)
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

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

                             MONTEREY BAY TECH, INC.
--------------------------------------------------------------------------------
                               245 WESTRIDGE DRIVE
                              WATSONVILLE, CA 95076


                              INFORMATION STATEMENT

                                  APRIL 5, 2005


                               GENERAL INFORMATION


      This Information Statement has been filed with the Securities and Exchange Commission and is being furnished, pursuant to Section 14C of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to the holders (the "Stockholders") of common stock, par value $.001 per share (the "Common Stock") of Monterey Bay Tech, Inc., a Nevada Corporation (the "Company") in connection with the acquisition by the Company of SpaceLogic, Ltd, an Israeli corporation (the "Transaction"). On February 17, 2005, we executed a Stock Purchase Agreement with SpaceLogic and each of the stockholders of SpaceLogic (the "Stock Purchase Agreement"). A complete copy of the Stock Purchase Agreement is attached hereto as Exhibit "A".

      Simultaneously with the closing of the Transaction, the Company will (a) amend its Articles of Incorporation to change the name of the Company to "SecureLogic Corp." and to increase the number of shares of common stock the Company is authorized to issue to 100,000,000, (b) appoint four (4) new members to the Company Board of Directors, and (c) adopt the Company's 2005 Incentive Stock Option Plan (collectively, the "Additional Actions").

      The Company's Board of Directors, on February 17, 2005, approved the Transaction and the Additional Actions. In addition to approval by the Board of Directors, the Additional Actions also require approval by a majority of the voting power of all outstanding shares of the Company's Common Stock. Although approval of the Transaction by a majority of the outstanding shares of the Company's Common Stock was not required, the Board of Directors nevertheless voted to seek such approval. In order to accelerate Stockholder approval and to reduce the costs of obtaining Stockholder approval, our Board of Directors elected to obtain such approval by seeking the written consent of the holders of a majority in interest of our Common Stock (the "Consent").

      On or about March 22, 2005, Stockholders who own in the aggregate 7,966,459 shares of our Common Stock, representing approximately 72.3% of our outstanding shares (the "Majority Stockholders"), gave their written consent to the Transaction and each of the Additional Actions.

      The elimination of the need for a special meeting of Stockholders to approve the Transaction and the Additional Actions is made possible by Chapter 78 of the Nevada Revised Statutes (referred to herein as the "Nevada Corporation Act" or the "NCA") which provides that the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such a special meeting.

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                     YOU ARE REQUESTED NOT TO SEND A PROXY.

      Under certain rules of the Securities and Exchange Commission, the Transaction and the Additional Actions may not be completed until 20 days after the mailing of this Information Statement have elapsed. This Information Statement is dated April 5, 2005, and is first being mailed or otherwise distributed to our stockholders on or about April 6, 2005.

THIS TRANSACTION HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE FAIRNESS OR MERITS OF THIS TRANSACTION NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

QUESTIONS AND ANSWERS ABOUT THE TRANSACTION                                    5
SUMMARY                                                                        7
      The Companies                                                            7
      Terms of the Transaction                                                 7
      Our Majority Stockholders Consented;
         No Further Stockholder Approval Required                              8
      Approval by the Board of Directors                                       8
      Interests of Officers and Directors in the Transaction                   8
      What is Needed to Complete the Transaction                               8
      Termination of the Stock Purchase Agreement                              8
      Material United States Federal Income Tax Consequences of the
        Transaction                                                            8
      Appraisal Rights                                                         9
CAUTIONARY STATEMENT CONCERNING
             FORWARD-LOOKING STATEMENTS                                        9
THE TRANSACTION                                                               10
      Background of  the Transaction                                          10
      Purchase of the Stock of SpaceLogic                                     10
      Our Majority Stockholders Consented;
        No Further Stockholder Approval Required                              10
      Approval by the Board of Directors                                      11
      Certain Effects of the Transaction                                      11
      Interests of Officers and Directors in the Transaction                  11
      What is Needed to Complete the Transaction                              11
      Regulatory Matters                                                      12
      Change of Control                                                       12
      Material United States Federal Income Tax Consequences                  12
      Prior Commercial Relationships                                          12
THE ADDITIONAL ACTIONS                                                        12
      Amendment to Articles of Incorporation                                  12
             Name Change                                                      12
             Increase in the Number of Shares of Common Stock Authorized      13
      Appointment of New Directors                                            13
      Adoption of 2005 Stock Option Plan                                      13
DESCRIPTION OF SPACELOGIC                                                     13
      General                                                                 13
      Business Overview                                                       13
      Products and Services                                                   14
      Product Support                                                         16
      Distribution and Marketing                                              17
      Product Development                                                     17
      Competition                                                             17
      Intellectual Property                                                   18
      Employees                                                               18
      Subsidiaries                                                            19

      Properties                                                              19
      Selected Financial Information                                          19
      SpaceLogic Management                                                   19
      Management Discussion and Analysis                                      21
THE STOCK PURCHASE AGREEMENTS                                                 24
      Purchase of SpaceLogic                                                  24
             Purchase and Sale of Stock in SpaceLogic                         24
             Effect of the Transaction                                        24
             Consideration                                                    24
             Completion of the Transaction                                    24
             Assets of the Company as of the Closing                          24
             Representations and Warranties                                   25
             Indemnification                                                  27
             Covenants                                                        27
             Conditions to Completing the Transaction                         29
                 Conditions to the Obligations of the Company                 29
                 Conditions to the Obligation of SpaceLogic                   31
             Termination                                                      31
             Submission to Jurisdiction                                       32
             Amendment and Waiver                                             32
             Fees and Expenses                                                32
      Purchase of Interest in SecureLogic, Ltd.                               32
             Purchase and Sale of Stock in SecureLogic                        32
             Effect of the SecureLogic Transaction                            33
             Consideration                                                    33
             Completion of the Transaction                                    33
APPRAISAL RIGHTS                                                              33
PROFORMA FINANCIAL DATA                                                       33
BENEFICIAL OWNERSHIP OF COMMON STOCK                                          34
RECORD DATE                                                                   34
EXPENSES OF INFORMATION STATEMENT                                             35
WHERE YOU CAN FIND MORE INFORMATION                                           35
INCORPORATION OF DOCUMENTS BY REFERENCE                                       36

Exhibit A -- STOCK PURCHASE AGREEMENTS
Exhibit B -- WRITTEN CONSENT OF STOCKHOLDERS
Exhibit C -- AMENDMENT TO ARTICLES OF INCORPORATION
Exhibit D -- 2005 INCENTIVE STOCK OPTION PLAN
Exhibit E -- SPACELOGIC, LTD. FINANCIAL STATEMENTS

                   QUESTIONS AND ANSWERS ABOUT THE TRANSACTION

Q:    WHAT TRANSACTION HAS BEEN APPROVED?

A:    We will acquire all of the issued and outstanding shares of SpaceLogic's capital stock in exchange for 33,343,286 newly issued shares of our common stock. In addition, we will acquire the 15% interest in SpaceLogic' SecureLogic, Ltd subsidiary which is not already owned by SpaceLogic, in exchange for an additional 3,520,472 newly issued shares of our common stock. In total, the number of newly issued shares of our common stock to be issued for the acquisition of SpaceLogic and the interest in SecureLogic not current owned by SpaceLogic will be 36,863,758 shares.

Q.    WHAT OTHER ACTIONS ARE TO BE TAKEN?

A:    In connection with the closing of the Transaction, the Company (a) will amend its Articles of Incorporation to change the name of the Company to "SecureLogic Corp." and to increase the number of shares of common stock the Company is authorized to issue to 100,000,000, (b) appoint four (4) new members to the Company's Board of Directors, and (c) adopt the Company's 2005 Incentive Stock Option Plan (collectively, the "Additional Actions").

Q:    WHAT WILL BE THE EFFECT OF THE TRANSACTION AND THE ADDITIONAL ACTIONS?

A:    As a result of the Transaction, SpaceLogic will become a wholly-owned subsidiary of the Company and the current stockholders of SpaceLogic will hold 68.8% of the issued and outstanding shares of the Company. In addition, the Company's Board of Directors will consist of at least four (4) individuals designated by SpaceLogic, the name of the Company will change from "Monterey Bay Tech, Inc." to "SecureLogic Corp." and the number of shares of common stock that the Company is authorized to issue will increase to 100,000,000. You will continue to own all of the shares of the Company you previously owned and trading in our common stock on the OTC Bulletin Board will continue under a new stock symbol.

Q:    WHAT IS THE REASON FOR THE TRANSACTION?

A:    The principal purpose of the Transaction is to enable the Company to utilize some of it assets to capitalize on a new business opportunity.

Q:    HAS THE BOARD OF DIRECTORS ALREADY APPROVED THE TRANSACTION?

A:    Yes. After careful consideration, on February 17, 2005, each member of our
Board of Directors unanimously approved the Transaction and the Additional Actions and has declared the Transaction to be fair and in the best interests of the Company and its Stockholders.

Q:    WHY IS THERE NO STOCKHOLDER VOTE?

A:    The Majority Stockholders of the Company, who together own approximately
72.3% of our outstanding Common Stock, have acted by written consent to approve the Transaction and the Additional Actions. This action by written consent is sufficient to ensure that Stockholders owning a majority of the Company's common stock approved the Transaction and the Additional Actions without the vote of any other stockholder. Accordingly, your approval is not required and is not being sought.

Q:    WHY DID I RECEIVE THIS INFORMATION STATEMENT?

A:    Applicable laws require us to provide you with information regarding the
Transaction, even though your vote is neither required nor requested to complete the Transaction.

Q:    WHAT HAPPENS IF THE TRANSACTION IS NOT COMPLETED?

A:    If the Transaction is not completed, none of the Additional Actions will occur except for the adoption of the 2005 Incentive Stock Option Plan.

Q:    WHEN WILL THE TRANSACTION BE COMPLETED?

A:    We are working towards completing the Transaction as quickly as possible.
We currently anticipate completing the Transaction on or about April 25, 2005.

Q:    WHAT WILL HAPPEN TO THE COMPANY'S ASSETS.

A. As a condition of the Agreement, certain of the Company's assets will be utilized by the Company after the Closing to fund SpaceLogic's on-going working capital needs. The balance of the Company's existing assets will either be distributed to the pre-closing stockholders of the Company or shall be transferred to a new entity formed for the benefit of the pre-closing stockholders of the Company, as to be determined by the Board of Directors prior to the Closing.

Q:    WHAT DO I NEED TO DO NOW?

A:    You do not need to do anything now. This Information Statement is for your information only and it does not require or request you to take any action.

Q:    WHO CAN HELP ANSWER MY OTHER QUESTIONS ABOUT THE TRANSACTION?

A:    If you have any questions, require assistance or need additional copies of this Information Statement or other related materials, you should contact:

      Jonathan Kahn, Chief Executive Officer
      Monterey Bay Tech, Inc.
      245 Westridge Drive
      Watsonville, CA 95076
      (831) 761-6200

                                     SUMMARY

This summary highlights selected information from this Information Statement. It may not contain all of the information that is important to you. To better understand the Transaction, the Additional Actions and the related documents and for a more complete description of the legal terms of the Transaction, you should carefully read this Information Statement and the documents to which we refer you to that are annexed to or incorporated by reference into this Information Statement. Additional information about Monterey Bay Tech has been filed with the Securities and Exchange Commission and is available as described under "Where You Can Find More Information" on page 35.

THE COMPANIES

Monterey Bay Tech, Inc.
245 Westridge Drive
Watsonville, CA 95076
(831) 761-6200

We were formerly a technology holding company located in Watsonville, California. Prior to April, 2004, we focused on providing software products that align people, business and technology and served the consumer, small business and corporate enterprise markets through two separate wholly-owned subsidiaries. In April, 2004, we sold both of our operating subsidiaries, in two unrelated transactions. Since April, 2004, we have not had an operating business and have been actively engaged in seeking a new business opportunity for the Company. The Company does not currently have a web site.

SpaceLogic, Ltd.
43 Hamelacha St.
Netanya, Israel 42505
Phone: (866) 838-1102

SpaceLogic is a software developer and systems integrator for the management of airport security screening of baggage and passengers and airport baggage handling. SpaceLogic also provides management software for warehouses and distribution centers. SpaceLogic's Web site is located at www.space-logic.com. Information on such Web site is not a part of this Information Statement.

TERMS OF THE TRANSACTION (SEE PAGE 24)

Pursuant to the Stock Purchase Agreement, we will acquire all of the issued and outstanding common stock of SpaceLogic for a total of 33,343,286 newly issued shares of our common stock. As of the closing of the Transaction, SpaceLogic will become a wholly-owned subsidiary of the Company and the current stockholders of SpaceLogic, as a group will become the majority stockholders of the Company. In addition, at the Closing, we will also acquire the 15% interest in SecureLogic, Ltd., which is not already owned by SpaceLogic, in exchange for an additional 3,520,472 newly issued shares of our common stock. In total, at the Closing, the Company will exchange a total of 36,863,758 newly issued shares of common stock to acquire SpaceLogic and its SecureLogic subsidiary.

OUR MAJORITY STOCKHOLDERS CONSENTED; NO FURTHER STOCKHOLDER APPROVAL REQUIRED (SEE PAGE 10)

Although a majority vote of our Stockholders was not required to approve the Transaction by the Nevada Corporation Act, our Board of Directors nevertheless sought such approval. In addition, a majority vote of our Stockholders was required to approve the Additional Actions. Under Nevada law, such approvals may be provided in the form of a written consent of a majority of stockholders and without a meeting of the stockholders. On March 22, 2005, the Majority Stockholders, who together own 7,966,459 shares or approximately 72.3% of our outstanding Common Stock, executed the written Consent approving the Transaction and the Additional Actions. Accordingly, your approval of the foregoing is not required, and is not being sought. A copy of the written stockholder's Consent is included as Exhibit "B".

APPROVAL BY THE BOARD OF DIRECTORS (SEE PAGE 11)

After careful consideration, on February 17, 2005, the members of our Board of Directors, have unanimously approved the Transaction and the Additional Actions and have declared the Transaction to be fair and in the best interests of the Company and its Stockholders.

INTERESTS OF OFFICERS AND DIRECTORS IN THE TRANSACTION (SEE PAGE 11)

After the Closing of the Transaction, none of our directors or executive officers will be employed by or otherwise have any role in the management of Company or any of its affiliates. No other party related or affiliated with the Company has any interest in the Transaction.

WHAT IS NEEDED TO COMPLETE THE TRANSACTION (SEE PAGE 11)

Completion of the Transaction is subject to the satisfaction or waiver of certain conditions. We do not believe that any material federal or state regulatory approvals, filings or notices are required in connection with the Transaction other than approvals, filings or notices required under federal securities laws.

TERMINATION OF THE STOCK PURCHASE AGREEMENT (SEE PAGE 11)

The parties may mutually agree, at any time, to terminate the Stock Purchase Agreement without completing the Transaction. Either party may terminate the Stock Purchase Agreement if the Transaction is not consummated by April 30, 2005 and for other reasons.

MATERIAL UNITED STATES FEDERAL INCOME TAX CONSEQUENCES OF THE TRANSACTION (SEE PAGE 31)

Since no action is being taken in connection with the currently outstanding shares of the Company's common stock, no gain or loss is anticipated to be recognized by the Company's Stockholders in connection with the Transaction.

APPRAISAL RIGHTS (SEE PAGE 33)

Pursuant to Nevada law, the Stockholders of the Company have no right to dissent from the Transaction.

                         CAUTIONARY STATEMENT CONCERNING
                           FORWARD-LOOKING STATEMENTS

      This information statement and our filings with the Securities and Exchange Commission that are incorporated by reference into this information statement contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. For those statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements relating to Monterey Bay Tech and SpaceLogic's anticipated financial performance, business prospects, new developments and similar matters, and/or statements preceded by, followed by or that include the words "believes," "could," "should," "expects," "anticipates," "estimates," "intends," "plans," "projects," "seeks," or similar expressions. These forward-looking statements are necessarily estimates reflecting the best judgment of our senior management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. These forward-looking statements are subject to risks, uncertainties and assumptions that could have a material adverse effect on the Transaction and/or on our businesses, financial condition or results of operations. In addition, investors should consider the other information contained in or incorporated by reference into our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003, especially in the Management's Discussion and Analysis section, our most recent Quarterly Reports on Form 10-QSB and our Current Reports on Form 8-K. Other unknown or unpredictable factors also could have material adverse effects on our future results, performance or achievements. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this Information Statement may not occur. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date stated, or if no date is stated, as of the date of this Information Statement.

      You should understand that the following important factors, in addition to those discussed elsewhere in this document and in the documents incorporated into this Information Statement by reference, could affect our future results and could cause those results to differ materially from those expressed in the forward-looking statements:

      o     our failure to consummate the Transaction;

      o conditions in the United States economy generally and as they have affected, and may in the future affect, us;

      o the absence of reliable forecasts of our future results of operations in light of current business conditions;

      o future regulatory and legislative actions and conditions affecting SpaceLogic's operating areas;

      o     competition from others;

      o product demand and market acceptance of SpaceLogic's product offering;

      o the ability to protect proprietary information and technology or to obtain necessary licenses on commercially reasonable terms;

      o     acts of terrorism;

      o     war or political instability; and

      o the risk factors and other items that are contained in our reports and documents filed from time to time with the Securities and Exchange Commission.

      We are under no obligation, and we do not intend, to make publicly available any update or other revisions to any of the forward-looking statements contained in this information statement to reflect circumstances existing after the date of this information statement or to reflect the occurrence of future events even if experience or future events make it clear that any expected results expressed or implied by those forward-looking statements will not be realized.

                                 THE TRANSACTION

BACKGROUND OF THE TRANSACTION

      On December 19, 2004, the Board of Directors of the Company approved a letter of intent for the purchase of all of the issued and outstanding capital stock of SpaceLogic. On February 17, 2005, the Board of Directors of the Company approved the Transaction and on February 17, 2005, the Company executed the Stock Purchase Agreement.

PURCHASE OF THE STOCK OF SPACELOGIC

      Pursuant to the Stock Purchase Agreement, the Company will purchase all of the issued and outstanding capital stock of SpaceLogic from its stockholders. As of the Closing of the Transaction, SpaceLogic will become a wholly-owned subsidiary of the Company. In addition, at the Closing, we will acquire the 15% interest of SpaceLogic's SecureLogic, Ltd. subsidiary which is not already owned by SpaceLogic. As of the Closing, SecureLogic, Ltd. will become a wholly-owned subsidiary of SpaceLogic.

OUR MAJORITY STOCKHOLDERS CONSENTED; NO FURTHER STOCKHOLDER APPROVAL REQUIRED

      Under Nevada law, a majority vote of Monterey Bay Tech's Stockholders is not required to approve the Transaction, however, our Board of Directors nevertheless sought such approval. Under Nevada law, a majority vote of the

Company's stockholders is required to approval each of the Additional Actions. Under Nevada law, such approval may be provided by written consent and without a meeting of the stockholders. On March 22, 2005, the Majority Stockholders, who together own 7,966,459 shares or approximately 72.3% of our outstanding Common Stock, executed the written Consent approving the Transaction and each of the Additional Actions. Accordingly, your approval of the Transaction and the Additional Actions is not required, and is not being sought. A copy of the written Stockholder Consent is included as Exhibit "B".

APPROVAL BY THE BOARD OF DIRECTORS

      After careful consideration, on February 17, 2005, the members of our Board of Directors, unanimously approved the Stock Purchase Agreement, the Transaction and the Additional Actions, and have declared the Transaction to be fair and in the best interests of the Company and its Stockholders.

CERTAIN EFFECTS OF THE TRANSACTION

      As of the closing of the Transaction, SpaceLogic will become a wholly-owned subsidiary of the Company and will be our sole operating subsidiary. As of the Closing, the number of shares of the Company's common stock issued and outstanding will increase from 50,000,000 to 100,000,000. Our common stock will continue to be listed on the OTC Bulletin Board ("OTCBB"). Once our name has been changed to "SecureLogic Corp." our common stock will trade under a new trading symbol.

      In addition, as of the Closing, certain assets of the Company will be transferred to either a newly formed corporation to be owned by the pre-Closing stockholders of the Company or a new entity formed for the benefit of the pre-Closing stockholders of the Company.

INTERESTS OF OFFICERS AND DIRECTORS IN THE TRANSACTION

      After the Closing of the Transaction, none of our directors or executive officers will be employed by or otherwise have any role in the management of Company or any of its affiliates following the Transaction. No other party related or affiliated with the Company has any interest in the Transaction.

WHAT IS NEEDED TO COMPLETE THE TRANSACTION

Completion of the Transaction is subject to the satisfaction or waiver of certain conditions. This conditions are enumerated below in the section entitled "Stock Purchase Agreements" We do not believe that any material federal or state regulatory approvals, filings or notices are required in connection with the Transaction other than approvals, filings or notices required under federal securities laws.

REGULATORY MATTERS

      We do not believe that any material federal or state regulatory approvals, filings or notices are required in connection with the other than approvals, filings or notices required under federal securities laws, including the requirement that this Information Statement be distributed to our Stockholders.

CHANGE OF CONTROL

      As of the Closing, there will be a change in control in the voting stock of the Company and the current stockholders of SpaceLogic will, as a group, hold the majority of the issued and outstanding common stock of the Company. Additionally, as of the Closing, the current directors of the Company will resign and four (4) directors nominated by SpaceLogic will be appointed as directors of the Company. Prior to the Transaction, there has been no change of control of the Company during the 18 month period proceeding the date hereof.

MATERIAL UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

      Since no action is being taken in connection with the currently outstanding shares of the Company's common stock, no gain or loss is anticipated to be recognized by the Company's Stockholders in connection with the Transaction.

PRIOR COMMERCIAL RELATIONSHIPS

      Except as set forth herein, there has been no contact between the Company and SpaceLogic regarding any business relationship, including the purchase of SpaceLogic.

                             THE ADDITIONAL ACTIONS

A.    AMENDMENTS TO THE COMPANY'S ARTICLES OF INCORPORATION

      The Amendment to the Articles of Incorporation will be effective as of the Closing. In the event that the Stock Purchase Agreement shall be terminated, the Amendment will not be filed by the Company and the name change and increase in our authorized capital will not occur.

      1.    NAME CHANGE

      Pursuant to the terms of the Stock Purchase Agreement, on or about the Closing of the Transaction, the Company is obligated to change its name to "SecureLogic Corp." The Consent provides for an amendment to the Company's Articles of Incorporation to change the name of the Corporation from "Monterey Bay Tech, Inc." to "SecureLogic Corp." The form of Amendment to the Articles of Incorporation that will be filed with the Nevada Secretary of State is attached hereto as Exhibit "C" (the "Amendment").

      The Board of Directors believes that it is prudent to change the name of the Company to better reflect the Company's business activities following the acquisition of SpaceLogic.

      2.    INCREASE IN NUMBER OF SHARES OF COMMON STOCK AUTHORIZED

      Pursuant to the terms of the Stock Purchase Agreement, on or about the Closing of the Transaction, the Company is obligated to increase the number of shares of common stock that the Company is authorized to issue from 50,000,000 shares to 100,000,000. The Consent provides that the Amendment will increase the number of shares of common that the Company is authorized to issue to 100,000,000.

           The Board of Directors believes that it is prudent to increase the number of shares of common stock that the Company is authorized to issue since it will allow the Company the ability to issue additional shares of common stock for future corporate purposes including, but not limited to, acquisitions and equity financings.

B.    APPOINTMENT OF NEW DIRECTORS

      Pursuant to the terms of the Stock Purchase Agreement, on or about the Closing, the current directors of the Company will resign and the Board of Directors of the Company will consist of four (4) new directors designated by SpaceLogic, namely, Gary Koren, Shalom Dolev, Cathal Flynn, USN (Ret.) and Sean Deson. The biographies of Messieurs Koren, Dolev and Deson and Admiral Flynn can be found below.

C.    ADOPTION OF 2005 STOCK OPTION PLAN

      Pursuant to the terms of the Stock Purchase Agreement, the Company is obligated to adopt a new incentive stock option plan. On March 22, 2005, the Board of Directors approved the Company's 2005 Incentive Stock Option Plan and the Consent provides that a majority of the Company's stockholders have consented to the adoption of the Company's 2005 Incentive Stock Option Plan. A total of 3,000,000 new shares of our common stock have been reserved for issuance under the 2005 Incentive Stock Option Plan. Awards under the 2005 Incentive Stock Option Plan may be granted to any of our employees, directors or consultants or those of our affiliates. Awards may consist of stock options (both incentive stock options and non-statutory stock options) and stock awards. Existing options granted under the Company's 1999 stock option plan will not be effected by the adoption of the 2005 Incentive Stock Option Plan. A copy of the Company's 2005 Incentive Stock Option Plan is attached as Exhibit "D".

                            DESCRIPTION OF SPACELOGIC

GENERAL

      SpaceLogic, Ltd. ("SpaceLogic"), founded in 1998, is a software developer and systems integrator specializing in the management of airport security screening, airport baggage handling and warehouses and distribution centers.

BUSINESS OVERVIEW

      SpaceLogic's business is divided into three product groups: SpaceLogic, SecureLogic and ChainLogic, each devoted to one of SpaceLogic's three primary markets.

           Airport Security Screening - The SecureLogic product group provides innovative control software systems for efficient and effective 100% checked baggage screening. SecureLogic's iScreen software systems integrate unique security methodologies with state-of-the-art screening and baggage handling technologies, providing a comprehensive control package for baggage screening and passenger screening operations. The SecureLogic product line ensures efficient and cost-effective automation of security screening and baggage handling for an airport's checked baggage handling operation and enhances the capabilities of airports to meet their significant managerial and control challenges.

      Baggage Handling and Early Baggage Systems - The SpaceLogic product group's software toolkits and methodologies facilitate the streamlined implementation and control of integrated baggage handling systems and include superior solutions for storage of early check-in baggage. SpaceLogic provides integrated systems that combine automated equipment controlled by its software toolkits with the most advanced third party hardware systems, allowing for rapid implementation of software for airport baggage handling systems. Special emphasis is given to high quality and on-time supply of fully operational turnkey systems.

      Warehouse and Distribution Center Management Systems - The ChainLogic product group provides comprehensive material handling solutions that integrate computer systems, material handling equipment and storage equipment together with human resources to ensure optimized warehouse and distribution center management. ChainLogic has experienced long term successful cooperation with some of the major international equipment manufacturers, including FKI Logistex, Crisplant and White Systems. ChainLogic's modular toolkit approach enables the integration of ChainLogic software into a customer's existing operational environment. Toolkits are available on a licensed basis to system integrators or equipment manufacturers.

PRODUCTS AND SERVICES

SecureLogic Products and Services

      SecureLogic's iScreen product line provides a comprehensive management, control and monitoring solution for the entire passenger and baggage screening processing sequence, from check-in to checkpoint and includes the following applications:

      In-Line - for fully automated checked baggage screening operations integrated in-line into the airports baggage handling systems.

      In-Lobby - for non-automated hold baggage screening operations, typically deployed in terminal lobbies including special checked baggage screening operations (e.g. for odd-shaped/ oversized bags; curbside etc.).

      Checkpoint (currently in development) - for carry-on and passenger screening at the security checkpoints of airport terminals.

      The iScreen product line for airports is the first product to meet airport requirements by providing a system for 100% baggage screening at high detection rates. It affords airport security managers the flexibility to easily adjust screening procedures according to risk level and according to operational considerations such as load level, capacity, and workforce. iScreen integrates the various screening operations within the checked baggage security system with the routing procedures necessary to safely screen and transport checked baggage through an airport's baggage handling operation as well as the screening of passengers and their carry-on items. The software supports the operation of existing explosive detection systems, explosive trace detectors and automated technologies screening machines as well as baggage handling controls and hardware. Its modular programming structure ensures rapid and economical deployment. Proprietary algorithms are utilized to establish a specific routing plan for each checked bag through the airport's various explosive detection systems and manual screening operations.

      iScreen combines proprietary software with databases and procedures to provide airport management with the advanced easy-to-use tools they need to optimize the screening process for each and every bag. These tools are based on a complex matrix of security and operational considerations. They monitor real-time loads, screening equipment and screener availability for the management and optimization of resources and screening capacities, at low and high load intervals.

      Additional product applications include efficient and effective screening of baggage in terminals at seaports, border-crossings, or any other security screening operation.

      SpaceLogic is working closely with governmental regulators and airports for the deployment of iScreen in several major airports. On January 18, 2005, the United States Transportation Security Administration (TSA) issued a Notice of Intent To Issue Single Source Contract to SpaceLogic to install iScreen in a major US metropolitan airport for a 255 day pilot program.

SpaceLogic Software

      BHLogic - The BHLogic software toolkit controls and routes airport baggage from the point where it enters the baggage conveyor system to the point where baggage is loaded into containers destined for the aircraft. BHLogic also handles incoming baggage, routing it to claim devices where passengers pick up their baggage or to transfer flights. The BHLogic software is implemented as a toolkit that integrates into most hardware systems, allowing for rapid implementation of software control systems for existing airport baggage handling and transfer systems. BHLogic is compatible with airport subsystems such as sorters (tilt trays, pushers, transfers), conveyors, automated early bag storage, as well as automated identification systems (bar-code and RFID).

      EBLogic - The EBLogic software product focuses on early bag storage (luggage checked-in in advance of a flight) and serves as an integrated buffer for early checked and transferred baggage. The EBLogic software is implemented as a toolkit, integrating AS/RS (Automated Storage and Retrieval Systems) with automated BHS.

      BHLogic and EBLogic are complementary to the SecureLogic iScreen software which enables integrated control of baggage and security screening systems at airports around the world.

ChainLogic Software

      FlowX - ChainLogic's warehouse management system software solution optimizes the logistic operations of warehouses, distribution centers, retailers and archives and record storage facilities. It is compatible with advanced distribution and picking systems such as: carousels (horizontal and vertical), vertical storage modules, sorters, conveyors, RF hand held terminals, automated picking systems, pick-to-light systems and unitload/miniload systems.

      FlowX can be rapidly customized to suit manufacturers' requirements for the most advanced systems. FlowX can be integrated with sophisticated hardware such as White System's Lightree III and Sortbar III, a light-directed picking system, to increase accuracy and picking speed on systems that are based on horizontal and vertical carousels.

      FlowX allows warehouse managers using RF terminals, to organize all distribution center and warehouse activities for even the most complicated logistic systems. FlowX easily integrates with sorting and dispatching systems such as those designed by FKI Logistex Crisplant.

Services

      SpaceLogic provides a wide range of services, on either a time and materials or fixed price basis, related to the engineering, design and implementation of security screening systems and material handling systems, project management of security screening and material handling projects, installation, structural and electro/mechanical services for projects and support services in the form of 24 hour hot-line, remote support by modem, periodic inspections, preventive maintenance and on-site support (on-call).

PRODUCT SUPPORT

      SpaceLogic employs 4 full-time support personnel who provide technical support services to customers by email, on-site consultation, telephone, or fax. Support services include resolving issues related to the performance of SpaceLogic's systems and its interoperability with user's existing computer systems and software, solving problems with software operation and suggesting solutions to computing issues. SpaceLogic also provide customers with software updates, error fixes and enhancements. SpaceLogic offers product support free of charge to licensees for a period of 12 months from the date the software is originally licensed and then charges an annual fee for product support of approximately 15% of the original licensing fee for the software.

DISTRIBUTION AND MARKETING

SpaceLogic and SecureLogic Products

      The SpaceLogic and SecureLogic product suites are sold both directly by SpaceLogic's in-house sales and marketing personnel and through joint ventures with strategic partners from relevant industries. Generally, in the future, SpaceLogic intends to partner with suppliers of baggage handling hardware systems, established airport security vendors and system integrators to supply SpaceLogic's IBHS software package as well as integration, adaptation and system configuration services to be provided by SpaceLogic.

ChainLogic Products

      The ChainLogic product suite is sold within Israel primarily through SpaceLogic's own direct sale channels. For sales within North American and Western Europe SpaceLogic intends to seek strategic alliances with value added integrators and consulting firms that develop and deliver value-added services around SpaceLogic products. Sales for Mediterranean and Eastern European countries will be conducted directly through SpaceLogic's own direct sale channels.

PRODUCT DEVELOPMENT

      SpaceLogic utilizes internal resources as well as contractors for the development of its software products. SpaceLogic's future financial performance will depend in part on the successful development of enhanced versions of its existing software products, on the development, completion, and introduction of new products and customer acceptance of those products. There is no assurance that SpaceLogic will avoid difficulties that could delay or prevent the successful development of, or marketing of, new products and/or enhancements of existing products. There also can be no assurance that such products will yield positive results or that such results can be obtained on a timely basis or without the expenditure of substantial funds.

COMPETITION

      SpaceLogic believes that it currently has no competitors for its IBHS and iScreen product lines and recently the US Transportation Security Administration issued a Notice of Intent to issue SpaceLogic a sole source contract for the iScreen software. There can be no assurance that other companies involved in systems integration of baggage handling systems will not seek to develop competing software products.

      SpaceLogic has numerous competitors for its baggage handling services and systems integration business in the form of the various baggage handling equipment providers, system integrators, explosive detection system providers and other detection equipment manufacturers.

      SpaceLogic has numerous competitors for its warehouse management software products including major software vendors such as SAP, Oracle, Manhattan Associates, Catalyst and Red Prairie.

INTELLECTUAL PROPERTY

      SpaceLogic regards the protection of its patents, copyrights, service marks, trademarks and trade secrets as critical to its future success. SpaceLogic relies on a combination of copyright, trademark, service mark and trade secret laws, patents and contractual restrictions to establish and protect proprietary rights in products and services. Software products are generally protected against copying pursuant to the U.S Copyright Act, international copyright treaties, and license agreements.

      SpaceLogic regards its software as proprietary and attempts to protect them with copyrights, patents, trade secret laws, and internal nondisclosure safeguards, as well as restrictions on disclosure and transferability that are incorporated into software license agreements. Copyrights to software products run for a period of at least 95 years from the first creation of the work in accordance with the provisions of the US Copyright Act. SpaceLogic licenses its software products to customers rather than transferring title. Despite these restrictions, it may be possible for competitors or users to copy aspects of the SpaceLogic's products or to obtain information that SpaceLogic regards as trade secret. Computer software generally can be patented only with difficulty and existing copyright laws afford only limited practical protection. On a regular basis, SpaceLogic evaluates its development efforts to determine if patent protection would be applicable. Patents run for a period of at least 20 years from the application date of the patent. SpaceLogic currently has one US patent application pending for screening systems for objects in transit.

      Although SpaceLogic does not believe that any of its products infringe the proprietary rights of third parties, there can be no assurance that third parties will not claim infringement by SpaceLogic with respect to past, current or future technologies. Any such claim, whether meritorious or not, could be time-consuming, result in costly litigation, cause software upgrade delays or require SpaceLogic to enter into royalty or licensing agreements. Such royalty or licensing agreements might not be available on terms acceptable to SpaceLogic or at all, as a result, any such claim could have a material adverse effect upon our business, results of operations and financial condition.

EMPLOYEES

      As of February 28, 2005, SpaceLogic employed 21 full-time employees in the following departments: seven in research and development, eight in marketing, sales and support and six in executive, general and administrative.

      SpaceLogic's future success will depend in part on its continued ability to attract, integrate, retain and motivate highly qualified technical and managerial personnel and upon the continued service of its senior management and key technical personnel. The competition for qualified personnel in its industry and geographical location is intense and there can be no assurance that SpaceLogic will be successful in attracting, integrating, retaining and motivating a sufficient number of qualified personnel to conduct its business in the future. From time to time, SpaceLogic also employs independent contractors to support its research and development, marketing, sales, support and administrative organizations. SpaceLogic has never had a work stoppage, and no employees are represented under collective bargaining agreements. SpaceLogic considers its relations with its employees to be good.

SUBSIDIARIES

      SpaceLogic has one subsidiary, SecureLogic, Ltd, an Israeli corporation. SpaceLogic owns 85% of the outstanding capital stock of SecureLogic.

PROPERTIES

      SpaceLogic's executive offices consist of approximately 4,100 square feet of office space in Netanya, Israel. This facility is leased pursuant to a lease expiring in 2008, which is terminable earlier upon six months notice. The annual rent is approximately $40,000. SpaceLogic believes that its current office space is sufficient to cover foreseeable future growth.

SELECTED FINANCIAL DATA

                                        Year Ended       Year Ended
                                    December 31, 2004  December 31, 2003
Consolidated Balance Sheet Data:
--------------------------------

Total assets                            $   935,000    $ 2,257,000
Total liabilities                         1,836,000      3,022,000
Stockholders deficiency                    (901,000)      (765,000)

Consolidated Statements of Operations
-------------------------------------
Revenues                                $ 3,648,000    $ 4,850,000
Cost of revenues                          2,003,000      2,695,000
Operating Income (loss)                     (88,000)       209,000
Net loss                                   (136,000)       (83,000)
Loss per share                          ($    14.00)   ($     5.33)
Shares used in per share computations        10,000         10,000

SPACELOGIC MANAGEMENT

Gary Koren, Chief Executive Office

      Mr. Koren is the founder of SpaceLogic and an experienced entrepreneur in the high-tech industry. He has been the Chief Executive Officer of SpaceLogic since its inception in 1998 and has over 25 years of professional experience in systems engineering. In 1982, Mr. Koren founded Logistica Systems Ltd., serving as Chief Executive Officer for over 15 years. Mr. Koren holds a BSc. in Industrial and Management Engineering from the Technion, the Israel Institute of Technology.

Rear Admiral Cathal L. (Irish) Flynn, USN (Ret.), Vice President

      Admiral Flynn has acted as a consultant to SpaceLogic since 2003 and now serves as a Vice President of SecureLogic. Admiral Flynn has had a long and distinguished career as a naval officer as well as in civilian and government life. In the Navy, Admiral Flynn rose to the rank of Rear Admiral and commanded many special operations units of the US Navy as well as serving as Deputy Assistant Secretary of Defense for Special Operations. Following his retirement from the Navy in 1990, Admiral Flynn joined Science Applications International Corporation where he performed studies, analyses and identified applications for advanced technology in military special operations, counter-terrorism, and aviation security. From 1993 to 2000, Admiral Flynn was the Associate Administrator for Civil Aviation Security in the Federal Aviation Administration. In 2002, he was awarded a Lifetime Award for Service to the Aviation Security Community by Aviation Security International. During his term of service, the FAA introduced far-reaching changes of regulations to improve air carrier and airport security programs within the United States and abroad. Admiral Flynn is a graduate of the University of Dublin, Trinity College.

Shalom Dolev, Vice President

      Mr. Dolev is SpaceLogic's Vice President for Security Systems. Mr. Dolev has over 20 years experience in the field of airport security and is an expert in security methodologies, with special emphasis in security technologies for airport baggage handling. From 1992 to 1999, he served as a consultant for various manufacturers of explosive detection equipment, including Vivid and Magal. From 1985 to 1992, he was head of the Branch for Counter Terrorism and Sabotage of the Israeli Security Agency. From 1982 to 1985, Mr. Dolev was Security Officer of the Security Division of Ben Gurion International Airport, Israel. He holds a BSc. degree in Electronics Engineering from Tel Aviv University.

Michael Klein, Chief Operating Officer

      Mr. Klein has been the Chief Operating Officer of SpaceLogic since its establishment in 1998. From 1986 until 1998, Mr. Klein was responsible for sales and projects management in the fields of baggage handling and automated warehousing systems at Logistica Systems. Mr. Klein is a graduate in Mechanical Engineering from the Technion, the Israel Institute of Technology and holds an MBA from INSEAD in Fontainebleau, France.

Liron Segev, Adv., Director, Business Development & Legal Counsel, Secretary

      Ms. Segev has acted as legal counsel and director of business development for SpaceLogic since 2000 and coordinates all SpaceLogic's business development activities. Prior to 2000, Ms. Segev served as a lawyer at various Israeli law firms. Ms. Segev holds an LLB and B.A. (Business Administration) degrees from the Interdisciplinary Center (IDC) in Herzliya, Israel.

Sean Deson, Director

      Since January 2000, Mr. Deson has been the Managing Partner of Deson Ventures, LLC, and Managing Director of Deson & Co., Inc. both finance and investment firms principally focused on high technology companies. Additionally, since November 2002, Mr. Deson has been the Managing Member of Treeline Management, LLC, also a finance and investment firm principally focused on high technology companies. From 1990 to 2000, Mr. Deson was employed by Donaldson, Lufkin & Jenrette as an Investment Banker. His last position was as Senior Vice President of the Internet Investment Banking Group. Mr. Deson has been a director of Technology Flavors and Fragrances, Inc., a publicly traded company with its stock listed on the Amex since June 1998, serves on its audit committee and been a director of e-Centives, Inc. since August 2004, and also been a director of ActiveWorlds Corp., both publicly traded companies. Mr. Deson earned his BS in Computer Technology and his MBA in Finance, both with Distinction from the University of Michigan, Ann Arbor.

MANAGEMENT'S DISCUSSION AND ANALYSIS

      The following Management's Discussion and Analysis of Financial Conditions and Results of Operations contains forward-looking statements. Forward-looking statements reflect management's current expectations and are inherently uncertain. Our actual results may differ significantly from management's expectations.

      The following discussion and analysis should be read in conjunction with the audited financial statements of SpaceLogic, which are annexed as Exhibit "E" to this Information Statement. This discussion should not be construed to imply that the results discussed herein will necessarily continue into the future, or that any conclusion reached herein will necessarily be indicative of actual operating results in the future. Such discussions represent only the best present assessment of management.

      The following discussion compares SpaceLogic's results of operations for the year ended December 31, 2004 and the year ended December 31, 2003. The financial results for both the year ended December 31, 2004 and the year ended December 31, 2003 have been translated into U.S. dollars using the same representative exchange rate for the U.S. dollar of 4.308 NIS per $1.00. This translation is made purely for the convenience of the reader and does not represent the actual conversion rate as of December 31, 2003 and December 31, 2004.

      For the year ended December 31, 2004, SpaceLogic's revenue was $3,648,000 compared to $4,850,000 for the year ended December 31, 2003, a decrease of 25%. The primary reason for the decrease in revenues was the completion during 2003 of a long-term maintenance and integration services contract which expired in early 2004, as well as, SpaceLogic's decision to focus on sales of its proprietary secure advanced baggage handling systems to United States airports versus the sale of maintenance and integration services to Israeli customers.

      Gross profit for the year ended December 31, 2004 was $1,645,000 compared to $2,155,000 for the year ended December 31, 2003, a decrease of 24%. The decrease in gross profit in 2004 was primarily attributable to the decrease in revenue. Gross profit as a percentage of revenue increased slightly from 44.4% in 2003 to 45.1% in 2004 reflecting a slight shift from the sale of lower margin maintenance and integration services to proprietary software used in secure advanced baggage handling systems.

      Operating expenses which includes research and development, sales and marketing, and general and administration expenses, decreased to $1,733,000 for the year ended December 31, 2004 from $1,945,000 for the year ended December 31, 2003, a decrease of 11%. This decrease was largely due to SpaceLogic's decision to reduce general and administration costs in anticipation of lower revenue resulting from the shift from maintenance and integration services to proprietary secure advanced baggage handling systems and shift resources otherwise invested in infrastructure into research and development activities for such proprietary secure advanced baggage handling systems. Operating expenses as a percentage of revenue increased from 40.1% in 2003 to 47.5% in 2004 reflecting SpaceLogic's decision to invest in its proprietary advanced baggage handling products by keeping both research and development and sales and marketing amounts consistent with prior years, despite a lower revenue base. Set forth below are the details related to the components categories of operating expenses.

      Research and development costs for the year ended December 31, 2004 were $662,000 as compared to $500,000 for the year ended December 31, 2003, an increase of 32.4%. Research and development expense as a percentage of revenue increased from 10.3% in 2003 to 18.1% in 2004, reflecting SpaceLogic's decision to invest in new products related to its proprietary highly secure baggage handling systems. Research and development costs as presented on SpaceLogic's income statement of $505,000 reflect research and development expenses net of a $157,000 Bi-national Research and Development ("BIRD") grant which was received and invested in proprietary advanced baggage handling products in fiscal year 2004.

      Selling and marketing expense for the year ended December 31, 2004 was $571,000 as compared to $584,000 for the year ended December 31, 2003, a decrease of 2%. Sales and marketing expenses as a percentage of sales increased from 12.0% in 2003 to 15.7% in fiscal year 2004, reflecting SpaceLogic's decision to expand selling activities for its proprietary secure advanced baggage handling systems to United States based airports.

      General and administrative expense for the year ended December 31, 2004 was $657,000 as compared to $861,000 for the year ended December 31, 2003, a decrease of 24%. This decrease is largely due to SpaceLogic's decision to reduce general and administration costs in anticipation of lower revenue resulting from the shift from maintenance and integration services to proprietary advanced baggage handling systems and shift resources otherwise invested in infrastructure into research and development activities for such advanced baggage handling systems. General and administrative expense as a percentage of sales increased slightly from 17.8% in fiscal year 2003 to 18.0% in fiscal year 2004 as a result of the expense reduction and resource shifting discussed above.

      Operating income decreased to a loss of $88,000 for the year ended December 31, 2004 as compared to a profit of $209,000 for the year ended December 31, 2003, a decrease of $297,000. This decrease is a result of SpaceLogic's decision to focus on development and sales of its proprietary secure advanced baggage handling systems in fiscal 2004 versus delivering maintenance and integration services in 2003.

      Financial expenses for the year ended December 31, 2004 was $10,000 as compared to financial income of $84,000 for the year ended December 31, 2003, an increase in financial expenses of $94,000. The increase in financial expenses is due to a decrease in interest income resulting from lower amounts of cash held in short-term deposits and decrease in the level of NIS interest rate.

      Net loss for the year ended December 31, 2004 was $136,000 as compared to a new loss of $53,000 for the year ended December 31, 2003, a decrease of $83,000. This decrease is due to the factors discussed above.

LIQUIDITY AND CAPITAL RESOURCES

      To date, SpaceLogic has financed its operations primarily through internally generated operating profits.

      Net cash used in operating activities for the year ended December 31, 2004 was $861,000 as compared to net cash used in operating activities of $377,000 for the year ended December 31, 2003. The major effects on operating cash flows for the period relative to the prior year were (i) operating losses relative to an operating profit, (ii) a decrease in trade payable of $441,000, and (iii) a decrease in billings in excess of costs and estimated earnings on uncompleted contracts of $472,000.

      Net cash provided by investing activities for the year ended December 31, 2004 was $333,000 primarily consisting of net short-term bank deposits of $337,000.

      Net cash provided by financing activities for the year ended December 31, 2004 was $1,000 as compared to net cash used in financing activities of $57,000 for the year ended December 31, 2003.

      At December 31, 2004, SpaceLogic had approximately $18,000 of cash and its current liabilities of approximately $1,500,000 exceeded its current assets of $599,000, resulting in a net working capital deficit of approximately $900,000. SpaceLogic expects that its net working capital deficit will grow as a result of increased US marketing efforts, and costs associated with the Transaction, As such, SpaceLogic, in advance of the Transaction, entered into a secured bridge note from an affiliated party for an amount of $500,000 bearing interest at a rate of 6% per annum. The bridge note was secured by substantially all of SpaceLogic's assets, including its intellectual property, which are believed to have value well in excess of the secured bridge note amount. The bridge note is due and payable on the later of (a) the closing of the Transaction, or (b) September 1, 2005.

      As of the Closing of the Transaction, the Company will have no less than $2,160,000 in cash, of which $1,000,000 is expected to be raised in a private placement of the Company's common stock and the Company has payments receivable pursuant to certain agreements and secured promissory notes in the aggregate amount of approximately $3,400,000 which is expected to be received over the next 25 months.

      SpaceLogic believes that its operating cash flow coupled with the capital made available from the Transaction will be sufficient to support its operations for the foreseeable future. However, there can be no assurance that SpaceLogic will not require significant amounts of additional capital in the foreseeable future.

                          THE STOCK PURCHASE AGREEMENTS

                             PURCHASE OF SPACELOGIC

      On February 17, 2005, Monterey Bay Tech, Inc. (the "Company"), SpaceLogic, Ltd. ("SpaceLogic") and the stockholders of SpaceLogic (the "SpaceLogic Stockholders") entered into Stock Purchase Agreement for the purchase from the SpaceLogic Stockholders of all of the issued and outstanding shares of capital stock of SpaceLogic (the "Transaction"). The following is a summary of certain terms of the Stock Purchase Agreement and is qualified by reference to the complete text of the agreement, which is incorporated by reference and included as Exhibit "A".

PURCHASE AND SALE OF STOCK IN SPACELOGIC

      At the closing of the Transaction (the "Closing"), the SpaceLogic Stockholders will sell to the Company and the Company will purchase from the SpaceLogic Stockholders, all of the issued and outstanding capital stock of SpaceLogic.

EFFECT OF THE TRANSACTION

      As of the Closing, SpaceLogic will cease being owned by the SpaceLogic Stockholders and will become a wholly-owned subsidiary of the Company.

CONSIDERATION

      The consideration to be paid to the SpaceLogic Stockholders by the Company, at Closing, will be a total of 33,343,286 newly issued shares of the Company's common stock.

COMPLETION OF THE TRANSACTION

      As soon as practicable after all of the conditions set forth in the Stock Purchase Agreement have been satisfied or waived, the closing of the Transaction will occur.

ASSETS OF THE COMPANY AS OF THE CLOSING

      As of the Closing, the Company is to have assets comprised of a net cash balance of at least $2,160,000 plus rights to receive future payments in the gross amount of $3,672,262. Prior to the Closing, all other assets of the Company including, but not limited to, the stock owned by the Company in

International Microcomputer Software, Inc. and any cash in excess of the required cash balance will either be distributed to the pre-Closing stockholders of the Company or transferred to a newly formed entity, for the benefit of, or to be owned by, the pre-Closing stockholders of the Company. In the event that the transfer of such assets creates a tax liability to the Company, the Company's cash balance as of the Closing, will be increased to reflect such tax liability.

REPRESENTATIONS AND WARRANTIES

      SpaceLogic and the SpaceLogic Stockholders have made certain representations and warranties to the Company subject to disclosure schedules and certain materiality thresholds.

      o     authority;

      o     organization and good standing;

      o     authorized capital;

      o     subsidiaries and affiliates;

      o     financial statements of SpaceLogic;

      o     absence of certain changes and events;

      o     No approval, notices or conflicts with instruments;

      o     accounts receivable;

      o     inventory;

      o     property;

      o     compliance with legal requirements;

      o     contracts;

      o     customers & suppliers;

      o     patents, trademarks;

      o     customers and suppliers;

      o     labor matters;

      o     insurance;

      o     litigation; claims and legal proceedings;

      o     environmental issues;

      o     employee benefit plans;

      o     licenses, permits, authorizations;

      o     brokers and finders;

      o     applicable laws;

      o     government contracts;

      o     corporate books and records;

      o     suppliers;

      o     absence of questionable payments;

      o     personnel;

      o     domain names;

      o     web sites;

      o     insider interests

      o     investment intent; and

      o     full disclosure.

      The Company has made certain representations and warranties to SpaceLogic and the SpaceLogic Stockholders, subject to disclosure schedules and certain materiality thresholds. These include representations and warranties as to: o organization, good standing;

      o     no approvals or notices required; no conflicts with instruments;

      o     authorized capital;

      o     legal proceedings;

      o     SEC filings;

      o     duly authorized;

      o     licenses, permits;

      o     assets;

      o     brokers and finders and

      o     future payments receivable.

      The representations and warranties of the Company contained in the Stock Purchase Agreement shall not survive the Closing and the representations and warranties of SpaceLogic and the SpaceLogic Stockholders will survive the closing for a period of three years.

INDEMNIFICATION

      SpaceLogic and the SpaceLogic Stockholders have agreed to indemnify the Company in respect of any losses, obligations, liabilities, damages, taxes and claims arising out of the following:

      o any breach of a representations, warranties contained in the Stock Purchase Agreement or any of the other Operative Documents; and

      o the nonperformance of any covenant or agreement contained in the Stock Purchase Agreement or any of the other Operative Documents.

      The Company has agreed to indemnify the Stockholders in respect of any losses, obligations, liabilities, damages, taxes and claims arising out of the following:

      o any breach of a representations, warranties contained in the Stock Purchase Agreement or any of the other Operative Documents; and

      o the nonperformance of any covenant or agreement contained in the Stock Purchase Agreement or any of the other Operative Documents.

      The indemnification obligations of the parties under the Stock Purchase Agreement will survive for the survival periods of the representations and warranties contained in the Stock Purchase Agreement.

COVENANTS

      In addition to the covenants of the Stock Purchase Agreement described elsewhere herein, the Stock Purchase Agreement contains the following covenants.

      Each party has agreed to maintain the confidentiality of any proprietary, material non-public, confidential or secret information to the extent relating to the party except as required by law.

      Subject to their compliance with certain Securities and Exchange Commission disclosure requirements, the parties have agreed to consult with each other before making any public announcements about the Transaction.

      The parties have agreed to use their reasonable commercial efforts to satisfy all conditions precedent to the completion of the Transaction. Moreover, the parties have agreed to cooperate with each other in connection with making all necessary filings and submissions necessary to complete the Transaction, including this information statement, and to take all necessary action to deliver such other documents or instruments as may be reasonably necessary to consummate the Transaction.

      Except for the fees of Baytree Capital Associates, LLC and Ramot & Co, each party has represented and warranted to each other that no broker or agent was engaged or dealt with in connection with the Transaction, and each party has agreed to indemnify and hold the other harmless from any broker's fees, commissions or like payments asserted by any potential broker. The fees of Ramot & Co. will be paid exclusively by the SpaceLogic Stockholders.

      Until the Closing of the Transaction, SpaceLogic has agreed to continue to conduct its business in accordance with its past practices. Moreover, until the closing of the Transaction, SpaceLogic:

      o shall conduct its business only in the ordinary course and shall not materially change its operations;

      o     shall not (i) amend its Certificate of Incorporation or By-Laws or
(ii) split, combine, reclassify, redeem, purchase or otherwise acquire its outstanding capital stock or declare, set aside or pay any dividend payable in cash, stock or property

      o SpaceLogic shall not (i) issue or agree to issue any additional shares of, or rights of any kind to acquire any shares of, its capital stock of any class, (ii) acquire or dispose of any fixed assets or acquire or dispose of any other assets other than in the ordinary course of business, or (iii) incur a material amount of additional indebtedness or any other material liabilities or enter into any other material transaction.

      o shall not take certain other actions, including (i) forgiving or canceling any material claims or rights, (ii) suffer any material adverse change in its working capital, assets, liabilities (absolute, accrued, contingent or otherwise), earnings or reserves or in its financial condition, business, business prospects or operations, (iii) borrow or agree to borrow any funds, or become subject to, any liabilities or obligations which exceed in the aggregate $25,000, (iv) permit or allow any of its material property or assets to be subject to any mortgage, pledge, lien, security interest, encumbrance, restriction or charge, (v) write down the value of any material inventory, (vi) dispose or permit to lapse any rights to the use of any trademark, trade name, patent or copyright, or trade secrets of SpaceLogic, (vii) make any capital expenditure in excess of $50,000.00, (vii) make any change in any method of accounting or accounting practice, or (viii) pay, loan or advance to any of the holders of capital stock of SpaceLogic, or any of its officers or directors.

      Following the Closing, the Company has agreed to either maintain its current current directors' and officers' liability insurance policy or obtain a similar replacement directors' and officers' liability insurance policy providing coverage for past acts of the Board of Directors prior to the Closing.

      The Company has agreed to provide "piggyback registration rights" to the SpaceLogic Stockholders, pursuant to which, in the event that the Company files a registration statement to register the stock of any of the Company's stockholders, the stock owned by the SpaceLogic Stockholders shall also be included.

      Following the Closing, in the event that any of the payments to be received by the Company are not received within sixty (60) days of the applicable payment date, the SpaceLogic Stockholders, as a group, shall be entitled to receive additional shares of the Company's common stock equal to the amount not received divided by $0.45.

      The Company shall have the right and option, at its discretion, prior to the Closing, to effect the Transaction with SecureLogic, Inc., a newly formed Delaware corporation ("SecureLogic"), wholly-owned by the Company in the stead of the Company, provided that such election by the Company shall not affect the representations and warranties or duties and obligations (other than altering the parties to the Transaction) made by the Company to SpaceLogic and the SpaceLogic Stockholders.

      Prior to the closing of the Transaction or the termination of the Stock Purchase Agreement, neither the SpaceLogic nor the SpaceLogic Stockholders may encourage, solicit, initiate or otherwise facilitate the submission by a third party of, or negotiate or enter into any agreement with a third party with respect to, a proposal to acquire, directly or indirectly, any of the capital stock of SpaceLogic or substantially all the assets of SpaceLogic or the business of SpaceLogic, and SpaceLogic shall immediately cease any current negotiations.

                    CONDITIONS TO COMPLETING THE TRANSACTION

CONDITIONS TO THE OBLIGATION OF THE COMPANY

           The obligation of the Company to complete the Transaction is subject to the satisfaction or waiver of the following further conditions:

      o the representations and warranties made by the SpaceLogic and the SpaceLogic Stockholders in the Stock Purchase Agreement shall be true and correct in all material respects when made and as of the Closing;

      o SpaceLogic and the SpaceLogic Stockholders shall have performed in all material respects its obligations, covenants and agreements contained in the Stock Purchase Agreement;

      o The Company shall have received a satisfactory legal opinion from counsel to SpaceLogic;

      o The SpaceLogic Stockholders shall have executed a valid consent approving the Stock Purchase Agreement;

      o     All required consents of third parties shall have been obtained;

      o SpaceLogic shall have delivered to the Company a certificate, dated the Closing Date, stating that the representations and warranties of SpaceLogic contained in the Stock Purchase Agreement are true and correct as of the Closing Date;

      o Each SpaceLogic Stockholders shall have delivered to the Company a certificate, dated the Closing Date, stating that the representations and warranties of the SpaceLogic Stockholders contained in the Stock Purchase Agreement are be true and correct as of the Closing Date;

      o The Company shall have completed its due diligence review of SpaceLogic to its satisfaction;

      o No event has occurred which would have a material adverse effect on the business of SpaceLogic

      o Each SpaceLogic Stockholders shall have delivered to the Company an instrument releasing SpaceLogic from any all claims and obligations prior to the Closing Date of SpaceLogic and an investment letter and receipt;

      o Gary Koren and Shalom Dolev shall have each executed an employment agreements with the Company and Michael Klein shall have executed an employment agreement with SpaceLogic;

      o SpaceLogic shall have nominated at least five individuals to join the Board of Directors of the Company each reasonably acceptable to the Company and Baytree Capital Associates;

      o Each SpaceLogic Stockholders shall have delivered to the Company an agreement not to sell any of the Company's common stock for a period of eighteen
(18) months;

      o All stockholders and other agreements related to the capital stock of SpaceLogic shall have been terminated; and

      o The Company shall have entered into an agreement with the stockholders of SecureLogic, Ltd. to acquire all shares of SecureLogic, Ltd. not owned by SpaceLogic.

CONDITIONS TO THE OBLIGATIONS OF SPACELOGIC AND THE SPACELOGIC STOCKHOLDERS

      The obligations of SpaceLogic and the SpaceLogic Stockholders to complete the Transaction are subject to the satisfaction or waiver of the following further conditions: o the representations and warranties made by the Company Stockholders in the Stock Purchase Agreement shall be true and correct in all material respects when made and as of the Closing;

      o the Company shall have performed in all material respects its obligations, covenants and agreements contained in the Stock Purchase Agreement;

      o As of the Closing, the Company will have a cash balance of no less than $2,160,000;

      o the Company shall have delivered to SpaceLogic a certificate, dated the Closing Date, stating that the representations and warranties of the Company contained in the Stock Purchase Agreement are true and correct as of the Closing Date;

      o SpaceLogic shall have received satisfactory legal opinions from counsel to the Company;

      o Each of the directors of the Company shall have tendered a resignation;

      o SpaceLogic shall have completed its due diligence review of the Company to its satisfaction;

      o each of the principal stockholders of the Company shall have delivered an agreement to SpaceLogic pursuant to which such stockholders agree to a limitation on the sale of the stock in the Company, in a form to be reasonably agreed upon by the parties;

      o the Articles of Incorporation of the Company shall have been amended to increase the number of shares of common stock that the Company authorized to issue to 100,000,000; and

      o SpaceLogic shall have received from Baytree Capital Associates, LLC ("Baytree") an agreement which provides that, in the event of the default of any payment of a secured obligation to the Company, which results in a foreclosure sale of the assets securing such payments, Baytree or its designee shall bid to purchase such assets at any foreclosure sale.

TERMINATION

      The parties to the Stock Purchase Agreement may mutually agree, at any time before the Closing, to terminate the Stock Purchase Agreement. In addition:

      o either party may terminate (if the terminating party is not then in default), if the other party breaches any provision of the Agreement and such breach is not cured within 30 days; provided, however, that SpaceLogic shall not be allowed to terminate in the event of a breach by a SpaceLogic Stockholder.

      o either party may terminate if the Closing has not occurred by April 30, 2005.

      The provisions of the Stock Purchase Agreement relating to confidentiality and non-disclosure will continue to apply if the Stock Purchase Agreement is terminated.

SUBMISSION TO JURISDICTION

      If any legal proceeding or other legal action relating to the Stock Purchase Agreement is brought or otherwise initiated, the venue for it will be the state courts of the State of California or the federal courts sitting in the State of California, which will be deemed to be a convenient forum.

AMENDMENT AND WAIVER

      The Stock Purchase Agreement may not be changed, amended or modified, except by means of a written instrument executed by both parties.

FEES AND EXPENSES

      Each party will pay all of its expenses incurred in connection with the Transaction, whether or not consummated.

                    PURCHASE OF INTEREST IN SECURELOGIC, LTD.

      On February 17, 2005, the Company and Shalom Dolev ("Dolev") entered into Stock Purchase Agreement for the purchase from Dolev of the fifteen percent (15%) interest in SecureLogic not already owned by SpaceLogic (the "SecureLogic Transaction"). The following is a summary of certain terms of the Stock Purchase Agreement and is qualified by reference to the complete text of the agreement, which is incorporated by reference and included as Exhibit B.

PURCHASE AND SALE OF STOCK IN SECURELOGIC

      At the closing of the SecureLogic Transaction (the "Closing"), Dolev will sell to the Company and the Company will purchase from Dolev, the fifteen percent (15%) interest in SecureLogic not currently owned by SpaceLogic.

EFFECT OF THE SECURELOGIC TRANSACTION

      As of the Closing, SecureLogic will become a wholly-owned subsidiary of SpaceLogic.

CONSIDERATION

      The consideration to be paid to Dolev by the Company, at Closing, will be a total of 3,520,472 newly issued shares of the Company's common stock.

COMPLETION OF THE TRANSACTION

      The closing of the SecureLogic Transaction shall occur simultaneously with the closing of the Transaction. occur.

                                APPRAISAL RIGHTS

      Pursuant to Nevada law, the Stockholders of Monterey Bay Tech have no right to dissent from the Transaction.

                            PRO FORMA FINANCIAL DATA

      The following unaudited pro forma condensed consolidated balance sheet as of December 31, 2004 was prepared as if the Transaction had occurred on such date. The unaudited pro forma consolidated statement of operations for the year ended December 31, 2004 gives effect to the Transaction as if it had occurred as of January 1, 2004. The pro forma adjustments are based upon available information, preliminary estimates and certain assumptions that we believe are reasonable, and are described in the accompanying notes. The pro forma financial statements should not be considered indicative of actual balance sheet data or results that would have been achieved had the transaction described below been consummated on the dates indicated and do not purport to indicate balance sheet data or results of operations as of any future date or for any future period. The unaudited pro forma financial information should be read in conjunction the discussion under the heading "Management's Discussion and Analysis of Financial Condition and Results of Operations" and the historical financial statements and the notes thereto contained in our Form 10-KSB for the year ended December 31, 2003 and our Quarterly Report on Form 10-QSB for the nine months ended September 30, 2004.

                          Company        SpaceLogic      Pro Forma
                        (Unaudited)                      (Unaudited)

Revenue                $           --   $  3,648,000    $  3,648,000
Earnings               $     (969,821)  $   (136,000)   $ (1,105,821)
Earnings Per Share     $        (0.09)                  $      (0.02)
Book Value             $    6,651,567   $   (901,000)   $  5,750,567
Book Value Per Share   $         0.60                   $       0.10

Dividends per share    $         0.00                   $       0.00

Shares Outstanding         11,019,266                     52,892,477

(1) Pro Forma Book Value includes the expected net proceeds of $950,000 from a private placement by the Company

                      BENEFICIAL OWNERSHIP OF COMMON STOCK

      The following table sets forth certain information known to the Company with respect to beneficial ownership of our Common Stock as of December 31, 2004 by (i) each of our executive officers and directors, (ii) all of our executive officers and directors as a group and (iii) each person who is known to us to own, of record or beneficially, more than five percent of our common stock. Where the persons listed have the right to acquire additional shares of common stock through the exercise of options or warrants within 60 days, such additional shares are deemed to be outstanding for the purpose of computing the percentage of outstanding shares owned by such persons, but are not deemed to be outstanding for the purpose of computing the percentage ownership interests of any other person. Unless otherwise indicated, each of the Stockholders shown in the table below has sole voting and investment power with respect to the shares beneficially owned.


Name and Address of Beneficial Owner (1)              Number of Common Shares           Percentage Ownership(2)
----------------------------------------              -----------------------           -----------------------
DIRECTORS AND EXECUTIVE OFFICERS

Jonathan Kahn                                                       2,234,375 (3)                  20.3%
Darryl Lovato                                                       2,061,176 (4)                  18.7%
David Schargel                                                      1,621,789(5)                   14.7%
Paul Goodman                                                          151,000(6)                    1.4%
Brad Peppard                                                          197,419(7)                    1.8%
Alexandra Gonzalez                                                    153,186(8)                    1.4%

All directors and executive officers as a group
(6 persons)                                                         6,418,945                      58.3%

OTHER BENEFICIAL OWNERS

Benna Lovato                                                        1,665,242                      15.1%
Michael Gardner                                                     1,350,775                      12.3%
Marco Gonzalez                                                        697,812                       6.3%

All officers, directors and 5% owners as a group
                                                                   10,137,625                      94.5%

      (1) The address of c/o Monterey Bay Tech's directors, other executives and holders of more than 5% of its common stock is 245 Westridge Drive, Watsonville, CA 95076.

      (2) Based on 11,019,266 shares of common stock outstanding as of December 31, 2004. Except as otherwise set forth in the footnotes to this table, all shares are beneficially owned and sole investment and voting power is held by the persons named above, to the best of the Company's knowledge. Shares of Common Stock subject to options that are currently exercisable or exercisable within 60 days of December 31, 2004 are deemed to be outstanding and to be beneficially owned by the person holding such options for the purpose of computing the percentage ownership of such person, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

      (3) Includes 470,934 shares of common stock issuable upon exercise of options.

      (4) Includes 395,934 shares of common stock issuable upon exercise of options.

      (5) Includes 100,000 shares of common stock issuable upon exercise of options.

      (6) Includes 150,000 shares of common stock issuable upon exercise of options.

      (7) Includes 188,400 shares of common stock issuable upon exercise of options.

      (8) Includes 153,186 shares of common stock issuable upon exercise of options.

                                   RECORD DATE

      The close of business March 22, 2005, has been fixed as the record date for the determination of Stockholders entitled to receive this Information Statement.

                        EXPENSES OF INFORMATION STATEMENT

      The expenses of mailing this Information Statement will be borne by the Company, including expenses in connection with the preparation and mailing of this Information Statement and all documents that now accompany or may hereafter supplement it. It is contemplated that brokerage houses, custodians, nominees, and fiduciaries will be requested to forward the Information Statement to the beneficial owners of the Common Stock held of record, on the Record Date, by such persons and that the Company will reimburse them for their reasonable expenses incurred in connection therewith.

                       WHERE YOU CAN FIND MORE INFORMATION

      The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-KSB and 10-QSB (the "1934 Act Filings") with the Securities and Exchange Commission (the "Commission"). Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the Commission at Room 1024, 450 Fifth Street, N.W., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the Commission through the Electronic Data Gathering, Analysis and Retrieval System ("EDGAR").

                     INCORPORATION OF DOCUMENTS BY REFERENCE

      As allowed by the Securities and Exchange Commission's rules, this Information Statement does not contain all of the information relating to us. Some of the important business and financial information relating to us that may be important is not included in this information statement, but rather is "incorporated by reference" to documents that have been previously filed by us with the Securities and Exchange Commission. The information incorporated by reference is deemed to be a part of this Information Statement, except for any information superseded by information contained directly in this Information Statement. The documents contain important information about us and our finances.

      The following documents as filed with the Commission by the Company are incorporated herein by reference:

      (1) Quarterly Reports on Form 10-QSB for the quarters end March 31, 2004, June 30, 2004 and September 30, 2004;

      (2)   Annual Report on Form 10-KSB for the year ended December 31, 2003;
and

      (3) Current reports on Form 8-K, filed on February 23, 2005, February 4, 2005, December 22, 2004, November 22, 2004, November 17, 2004, November 16, 2004
and October, 19, 2004.

      In addition, all of our filings with the Securities and Exchange Commission after the date of this Information Statement under Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, shall be deemed to be incorporated by reference until the closing of the Transaction. Any statement contained in this Information Statement or in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this information statement.

      YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS INFORMATION STATEMENT. THIS INFORMATION STATEMENT IS DATED APRIL 5, 2005. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN SUCH DATE, AND THE MAILING OF THIS INFORMATION STATEMENT TO STOCKHOLDERS SHALL NOT CREATE ANY IMPLICATION TO THE CONTRARY.

                                              By order of the Board of Directors


                                              /s/ Jonathan Kahn
                                              ----------------------------------
                                              Jonathan Kahn

                                    EXHIBITS

EXHIBIT A -- STOCK PURCHASE AGREEMENTS

EXHIBIT B -- WRITTEN CONSENT OF STOCKHOLDERS

EXHIBIT C -- AMENDMENT TO ARTICLES OF INCORPORATION

EXHIBIT D -- 2005 INCENTIVE STOCK OPTION PLAN

EXHIBIT E -- SPACELOGIC, LTD. FINANCIAL STATEMENTS

                                                                       EXHIBIT A

                            STOCK PURCHASE AGREEMENT

      This Stock Purchase Agreement (this "Agreement") is made and entered into as of February 17, 2005 by and among Monterey Bay Tech, Inc., a Nevada corporation ("MBYI" or the "Purchaser"), SpaceLogic, Ltd., an Israeli corporation ("SpaceLogic"), the stockholders of SpaceLogic set forth on Schedule "A" hereto (the "Stockholders") and Shalom Dolev, a shareholder of SecureLogic, Ltd., an Israeli corporation (solely for the purposes of the representations and warranties set forth in Article II hereof),

                                    RECITALS

      A. WHEREAS, the Stockholders hold 10,000 Ordinary Shares, New Israeli Shekels ("NIS").01 per share, which represent all of the issued and outstanding capital stock of SpaceLogic (the "SpaceLogic Stock").

      B. WHEREAS, subject to the terms and conditions set forth herein, the Stockholders wish to sell to MBYI and MBYI desires to purchase from the Stockholders all of the SpaceLogic Stock for the purchase price set forth below.

      C. WHEREAS, SpaceLogic owns 85% of SecureLogic, Ltd., an Israeli corporation ("SecureLogic (Israel)").

      D. WHERAS, MBYI desires to purchase, pursuant to a separate agreement, the remaining 15% of SecureLogic (Israel) from the Shalom Dolev, the SecureLogic (Israel) stockholder, other than SpaceLogic, (the "Remaining SecureLogic (Israel) Stockholder").

                                    AGREEMENT

      In consideration of the terms hereof, the parties hereto agree as follows:

                     ARTICLE I - PURCHASE AND SALE OF STOCK

      1.1   PURCHASE AND SALE OF STOCK

      Subject to the terms and conditions hereof, on the Closing Date (as defined below), the Stockholders shall sell, convey, transfer, assign and deliver to MBYI, and MBYI shall purchase from the Stockholders (the "Transaction"), all of the issued and outstanding common shares of SpaceLogic.

      1.2   THE CLOSING

      The closing of this Agreement (the "Closing") shall occur on March 31, 2005 (the "Closing Date") at 10:00 a.m. local time at the offices of Cyruli Shanks & Zizmor, LLP, or such other time or location as the parties hereto shall agree. At the Closing, each of the parties hereto shall deliver all such documents, instruments, certificates and other items as may be required under this Agreement or the Operative Documents (as defined in Section 2.3 hereof) or otherwise.

      1.3   PURCHASE PRICE

      Subject to the terms and conditions of this Agreement, the total purchase price for the SpaceLogic Stock and the Remaining SecureLogic (Israel) Stock together (the "Purchase Price") shall be 36,863,578 newly issued shares (the "Consideration Shares") of common stock of MBYI, par value $.001 per share (the "MBYI Common Stock") to be paid to the Stockholders, on a pro rata basis, in accordance with the Stockholders respective ownership of SpaceLogic; provided that, the Remaining SecureLogic (Israel) Stockholder shall receive 3,520,472 of the Consideration Shares, pursuant to a separate agreement, as set forth on Exhibit "A".

            1.3.1 NO FRACTIONAL SECURITIES

      No certificates or scrip representing fractional MBYI Common Stock shall be issued pursuant to this Article I and no MBYI dividend, stock split or interest shall relate to any fractional security, and such fractional interests shall not entitle the owner thereof to vote or to any rights of a security holder. In lieu of any such fractional securities, each Stockholder who would otherwise have been entitled to a fraction of a share of Consideration Shares will be paid cash for an amount equal to such fraction.

      1.4   ASSISTANCE IN CONSUMMATION OF THE PURCHASE AND SALE OF STOCK

      The Stockholders, MBYI and SpaceLogic shall provide all reasonable assistance to, and shall cooperate with, each other to bring about the consummation of the purchase and sale of the SpaceLogic Stock and the other transactions contemplated herein as soon as possible in accordance with the terms and conditions of this Agreement.

      1.5   TAX AND ACCOUNTING CONSEQUENCES

      It is intended by the parties hereto that the Transaction shall constitute a reorganization within the meaning of Section 368 of the Code. The parties hereto adopt this Agreement as a "plan of reorganization" within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the United States Income Tax Regulations.

                   ARTICLE II - REPRESENTATIONS AND WARRANTIES
                       OF SPACELOGIC AND THE STOCKHOLDERS

      As of the date of this Agreement and as of the Closing, (a) SpaceLogic represents and warrants to MBYI, (b) the Stockholders, to the best of each such Stockholders' knowledge, represent and warrant to MBYI, jointly and severally with each other Stockholder (but not with SpaceLogic) and (c) the Remaining Securelogic (Israel) Stockholder represents and warrants to MBYI, solely with respect to the representations and warranties made herein pertaining to SecureLogic, all as follows in this Article II, such representations and warranties intended to apply to both SpaceLogic and its Subsidiaries, as and when applicable (which representations and warranties shall survive the Closing to the extent provided in Section 10.3 hereof):

      2.1   GOOD TITLE

      The Stockholders represent that they own all of the issued and outstanding shares of SpaceLogic Stock free and clear of any lien, encumbrance, adverse claim, restriction on sale or transfer (other than restrictions imposed by applicable securities laws), preemptive right or option.

      2.2   ORGANIZATION, GOOD STANDING

      SpaceLogic is a corporation duly organized and validly existing under the laws of the State of Israel. SpaceLogic has all requisite power and authority to own its assets, those properties and conduct those businesses presently owned or conducted by it, and is duly qualified to do business as it is now being conducted and is in good standing in the jurisdiction where the property owned, leased or used by it or the conduct of its business makes such qualification necessary, except where the lack of such qualification does not have a material adverse effect on upon the business, business prospects, assets, operations or financial condition SpaceLogic (a "Material Adverse Effect").

      2.3   AUTHORIZATION

      SpaceLogic has full corporate power and authority and the Stockholders have the full power, right and authority to enter into this Agreement and each of the documents to which it or he is a party (collectively, the "Operative Documents"), and to carry out the transactions contemplated hereby and thereby. This Agreement has been, and each Operative Document to which SpaceLogic or the Stockholders are a party will be, on the Closing Date, duly executed and delivered by each of SpaceLogic and the Stockholders, as applicable, and this Agreement is, and each Operative Document to which SpaceLogic or the Stockholders are a party will be, on the Closing Date, a legal, valid and binding obligation of each of SpaceLogic and the Stockholders, as applicable, enforceable against each of them in accordance with their respective terms of this Agreement and each such Operative Document, subject, as to enforceability, to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws of general applicability affecting the rights of creditors and to general principles of equity.

      2.4   AUTHORIZED CAPITALIZATION

      SpaceLogic's authorized capital stock consists solely of 3,000,000shares of SpaceLogic Ordinary Shares, NIS 0.01 per share ("SpaceLogic Common Stock") of which 10,000 shares are issued and outstanding on the date of this Agreement and entirely held by the Stockholders. All issued and outstanding shares of SpaceLogic Common Stock are validly issued, fully paid and nonassessable. There are no outstanding or authorized subscriptions, options, warrants, calls, rights, commitments or other agreements of any character which obligate or may obligate SpaceLogic to issue any additional shares of any of its capital stock or any securities convertible into or evidencing the right to subscribe for any shares of any such capital stock. Except as set forth in Schedule 2.4, (a) there are no voting trusts or other agreements or understandings with respect to the capital stock of SpaceLogic to which SpaceLogic is a party or by which SpaceLogic is bound and (b) there are no such agreements or understandings to which any of the Stockholders are a party or by which any of the Stockholders are bound. Except as set forth in Schedule 2.4, the Stockholders are not indebted to SpaceLogic and SpaceLogic is not indebted to the Stockholders.

      2.5   SUBSIDIARIES AND AFFILIATES

      Except for SecureLogic and as set forth in Schedule 2.5, SpaceLogic has no Subsidiaries. As used in this Agreement, "Subsidiary", when used in reference to any Person (as defined in Section 2.6 of this Agreement), shall mean any corporation of which outstanding securities having ordinary voting power to elect a majority of the Board of Directors of such corporation are owned directly or indirectly by such Person. Except as set forth in Schedule 2.5, SpaceLogic does not own, directly or indirectly, any ownership, equity, profits or voting interest in, or otherwise control, any corporation, partnership, joint venture or other entity, and has no agreement or commitment to purchase any such interest.

      2.6   NO APPROVALS OR NOTICES REQUIRED; NO CONFLICTS WITH INSTRUMENTS

      Except as set forth in Schedule 2.6, the execution, delivery and performance of this Agreement and the Operative Documents by SpaceLogic and the Stockholders and the consummation of the transactions contemplated hereby and thereby will not in any way which would result in a Material Adverse Effect, (a) constitute a violation (with or without the giving of notice or lapse of time, or both) of any provision of law or any judgment, decree, order, regulation or rule of any court or other governmental authority applicable to SpaceLogic or the Stockholders, (b) require any consent, approval or authorization of, or declaration, filing or registration with, any person, corporation, partnership, joint venture, association, organization, other entity or governmental or regulatory authority (a "Person") (the consent of all such Persons to be duly obtained by SpaceLogic and the Stockholders at or prior to the Closing), (c) result in a default (with or without the giving of notice or lapse of time, or both) under, acceleration or termination of, or the creation in any party of the right to accelerate, terminate, modify or cancel, any agreement, lease, note or other restriction, encumbrance, obligation or liability to which SpaceLogic or the Stockholders are a party or by which either of them is bound or to which any of their assets are subject, (d) result in the creation of any lien or encumbrance upon the assets of SpaceLogic or upon the SpaceLogic Common Stock,
(e) conflict with or result in a breach of or constitute a default under any provision of the Certificate of Incorporation or By-Laws of SpaceLogic, or (f) invalidate or adversely affect any permit, license, authorization or status used in the conduct of the business of SpaceLogic.

      2.7   FINANCIAL STATEMENTS

      SpaceLogic has delivered to MBYI a consolidated audited financial statements including a balance sheet, statement of operations and retained earnings of the Company, and statements of cash flows and equity of the Company and its Subsidiaries, together with the related notes thereto for the 12-month period ending December 31, 2003 (collectively, the "Audited Financial Statements") and consolidated unaudited financial statements including a balance sheet, statement of operations and retained earnings of the Company and its Subsidiaries, and statements of cash flows and equity of the Company, together with the related notes thereto for the 12-month period ending December 31, 2004 (collectively, the "2004 Financial Statements"). The Audited Financial Statements and the 2004 Financial Statements each are complete and correct in all material respects and fairly present the financial condition of SpaceLogic as of the dates thereof and the results of their operations for the fiscal years and periods ended on such dates and each has been prepared on a basis consistent with prior accounting periods and in accordance with United States generally accepted accounting principles and the rules of the Public Company Accounting Oversight Board consistently applied. The Audited Financial Statements and the 2004 Financial Statements each present fairly the financial position, results of operations and changes in financial position of SpaceLogic as of the dates and for the periods indicated.

      SpaceLogic has no material liability or obligation of any nature (absolute, contingent or otherwise) which is not fully reflected or reserved against in the Financial Statements, except for liability reserves or obligations incurred since the date of the 2004 Financial Statements (i) in the ordinary course of business and consistent with past practice and not in excess of $25,000 in the aggregate or $5,000 individually or (ii) specifically set forth in Schedule 2.7.

      2.8   ABSENCE OR CERTAIN CHANGES OR EVENTS

      Except as specifically set forth in the Schedule 2.8, the 2004 Financial Statements or as specifically contemplated by this Agreement, since January 1, 2004, neither SpaceLogic nor any of its officers or directors in their representative capacity on behalf of SpaceLogic has:

            (a) taken any action or entered into or agreed to enter into any transaction, agreement or commitment other than in the ordinary course of business;

            (b) forgiven or canceled any indebtedness or waived any claims or rights of material value (including, without limitation, any indebtedness owing by the Stockholders or any officer, director or employee of SpaceLogic);

            (c) suffered any material adverse change in its working capital, assets, liabilities (absolute, accrued, contingent or otherwise), earnings or reserves or in its financial condition, business, business prospects or operations;

            (d) borrowed or agreed to borrow any funds, assumed or become subject to, whether directly or by way of guarantee or otherwise, any obligation or liability (absolute or contingent), or incurred any liabilities or obligations (absolute, accrued, contingent or otherwise) which exceed in the aggregate $25,000 (counting obligations or liabilities arising from one transaction or a series of similar transactions, and all periodic installments or payments under any lease or other agreement providing for periodic installments or payments, as a single obligation or liability), except liabilities and obligations reflected in the balance sheet contained within the 2004 Financial Statements (the "2004 Balance Sheet") or incurred since the date of the 2004 Balance Sheet in the ordinary course of business and consistent with past practice which do not exceed $25,000 in the aggregate, or increased, or experienced any change in any assumptions underlying or methods of calculating, any bad debt, contingency or other reserves;

            (e) permitted or allowed any of its material property or assets (real, personal or mixed, tangible or intangible) to be subjected to any mortgage, pledge, lien, security interest, encumbrance, restriction or charge, except for (i) assessments for current taxes not yet due and payable, (ii) landlord's liens for rental payments and other lease-related performance incurred in the ordinary course of business and not yet due and payable, and
(iii) mechanics', materialmen's, carriers' and other similar liens securing indebtedness that was incurred in the ordinary course of business and is not yet due and payable;

            (f) written down the value of any material inventory (including write-downs by reason of shrinkage or markdown) or written off as uncollectible any material notes or accounts receivable;

            (g) sold, transferred or otherwise disposed of any of its properties or assets (real, personal or mixed, tangible or intangible), except in the ordinary course of business and consistent with past practice;

            (h) disposed of or permitted to lapse any rights to the use of any trademark, trade name, patent or copyright, or trade secrets of SpaceLogic;

            (i) made any capital expenditure or commitment to make a capital expenditure for additions to property, plant, equipment or intangible capital assets in excess of $50,000.00;

            (j) made any change in any method of accounting or accounting practice;

            (k) issued any capital stock or other securities or declared, paid or set aside for payment any dividend or other distribution in respect of its capital stock or redeemed, purchased or otherwise acquired, directly or indirectly, any shares of capital stock or other securities of SpaceLogic, or otherwise permitted the material withdrawal by any of the holders of capital stock of SpaceLogic of any cash or other assets (real, personal or mixed, tangible or intangible), in compensation, indebtedness or otherwise, other than payments of compensation in the ordinary course of business and consistent with past practice;

            (l) paid, loaned or advanced any amount to, or sold, transferred or leased any properties or assets (real, personal or mixed, tangible or intangible), with the exception of travel or other employment related advances, to, or entered into any agreement or arrangement with, any of the holders of capital stock of SpaceLogic, or any affiliate of such holder or any of its officers or directors, except for compensation paid to officers at rates not exceeding the rate of compensation as of January 1, 2004;

            (m) entered into or agreed to enter into, or otherwise suffered to be outstanding, any power of attorney of SpaceLogic or any obligations or liabilities (whether absolute, accrued, contingent or otherwise) of SpaceLogic, as guarantor, surety, co-signer, endorser, co-maker, indemnitor or otherwise in respect of the obligation of any other Person;

            (n) received notice of, or otherwise obtained knowledge of: (i) any claim, action, suit, arbitration, proceeding or investigation involving, pending against or threatened against SpaceLogic before or by any court or governmental or non-governmental department, commission, board, bureau, agency or instrumentality, or any other Person; (ii) any valid basis for any material claim, action, suit, arbitration, proceeding, investigation or the application of any fine or penalty materially adverse to SpaceLogic before or by any Person; or (iii) any outstanding or unsatisfied judgments, orders, decrees or stipulations to which SpaceLogic is a party which relate directly to the transactions contemplated herein or which would otherwise have a material adverse effect upon the business, business prospects, assets or financial condition of SpaceLogic, or

            (o) agreed, whether in writing or otherwise, to take any action described in this Section 2.8 not otherwise specifically disclosed pursuant to this Section 2.8.

      2.9   TAXES

      SpaceLogic has (a) duly and timely filed, with Israeli and other appropriate governmental agencies (domestic and foreign) all tax returns, information returns and reports for all Taxes (as defined below) required to have been filed with respect to SpaceLogic and (b) paid in full or provided for all Taxes, interest and other governmental charges which are shown to be due on such returns or reports. "Taxes" shall mean all taxes, charges, fees, levies or other assessments, including, but not limited to, income, excise, gross receipts, property, sales, use, ad valorem, transfer, franchise, profit, license, withholding, payroll, employment, severance, stamp, occupation, windfall profit, social security and unemployment or other taxes imposed by the Israeli government, the United States or any agency or instrumentality thereof, any state, county, local or foreign government, or any agency or instrumentality thereof, and any interest or fines, and any and all penalties or additions relating to such taxes, charges, fees, levies or other assessments. Furthermore, except as described in Schedule 2.9, (i) the reserves and provisions for Taxes reflected in the 2004 Balance Sheet are adequate; (ii) no unresolved claim for assessment or collection of Taxes has been asserted or threatened against SpaceLogic and no audit or investigation by governmental authorities is under way with respect to Taxes, interest or other governmental charges; (iii) no state of facts exists or has existed which would constitute a reasonable basis for the assessment against SpaceLogic of any additional tax liability with respect to any period for which tax returns have been filed; and (iv) SpaceLogic has not filed or entered into any election, consent or extension agreement or any waiver that extends any applicable statute of limitations.

      2.10  PROPERTY

            (a)   SpaceLogic owns no real property.

            (b) Schedule 2.10 contains a complete and accurate list of each item of personal property having a fair market value in excess of $5,000 which is owned, leased, rented or used by SpaceLogic (the "Personal Property"); provided, however, that such list need not describe the Listed Intellectual Property or the Intellectual Property Licenses (both terms as defined in Section
2.17 hereof). SpaceLogic has delivered to MBYI true and complete copies of all leases, subleases, rental agreements, contracts of sale, tenancies or licenses of any portion of the Personal Property. The Personal Property include all properties and assets (whether real, personal or mixed, tangible or intangible) (other than, in the case of the Personal Property, property rights with an individual value of less than $5,000, the Listed Intellectual Property and the Intellectual Property Licenses) (i) reflected in the 2004 Balance Sheet purchased by SpaceLogic since the date of the 2004 Balance Sheet (except for such properties or assets sold since the date of the 2004 Balance Sheet in the ordinary course of business and consistent with past practice) or (ii) used in the business of SpaceLogic as presently conducted.

            (c) Except as set forth on Schedule 2.10(c), each lease of any portion of real property leased by SpaceLogic is valid, binding and enforceable in accordance with its terms against the parties thereto and against any other Person with an interest in such real property. SpaceLogic has performed all obligations imposed upon it thereunder; and neither SpaceLogic nor any other party thereto is in default thereunder nor is there any event which with notice or lapse of time, or both, would constitute a default thereunder. Except as set forth on Schedule 2.6, no consent is required from any Person under any lease of the real property in connection with the consummation of the transactions described in this Agreement and the Operative Documents, and SpaceLogic has not received notice that any party to any such lease intends to cancel, terminate or refuse to renew the same or to exercise or decline to exercise any option or other right thereunder. SpaceLogic has not granted any lease, sublease, tenancy or license of, or entered into any rental agreement or Contract of sale with respect to, any portion of the real property.

            (d) Except as described in Schedule 2.10, SpaceLogic's plant, structures and Personal Property are in good operating condition and repair, normal wear and tear excepted, are adequate for the uses to which they are being put and comply in all material respects with applicable safety and other laws and regulations.

            (e) Except as set forth in Schedule 2.10, the Personal Property is free and clear of all liens, and, other than leased Personal Property, which is so noted on the list supplied pursuant to paragraph (b) of this Section 2.10, SpaceLogic owns such Personal Property.

            (f) Except as set forth in Schedule 2.10, to the knowledge of the Stockholders, each lease, license, rental agreement, contract of sale or other agreement to which the Personal Property is subject is valid, binding and enforceable in accordance with its terms against the parties thereto, SpaceLogic has performed all material obligations imposed upon it thereunder, and neither SpaceLogic nor any other party thereto is in default thereunder, nor is there any event which with notice or lapse of time, or both, would constitute a default thereunder, except in the event that any such default would not constitute a Material Adverse Effect. Except as set forth in Schedule 2.10, no consent is required from the owner or lessor under any lease of Personal Property in connection with the consummation of the transactions described in this Agreement and the Operative Documents, and SpaceLogic has not received notice that any party to any such lease, license, rental agreement, contract of sale or other agreement intends to cancel, terminate or refuse to renew the same or to exercise or decline to exercise any option or other right thereunder. SpaceLogic has not granted any leases, subleases, tenancies or licenses of any portion of the Personal Property, except as described in Schedule 2.10.

            (g) Neither the whole nor any portion of any assets or property of SpaceLogic are subject to any currently outstanding governmental decree or order to be sold or is being condemned, expropriated or otherwise taken by any public authority with or without payment of compensation therefor, nor, to the knowledge of the Stockholders, has any such condemnation, expropriation or taking been proposed.

      2.11  CONTRACTS

      Schedule 2.11 contains a complete and accurate list of all material contracts, oral or written, to which SpaceLogic is a party or by which SpaceLogic is bound, including, without limitation, security agreements, conditional sales agreements, instruments relating to the borrowing of money, and broker or distributorship agreements; provided, however, that Schedule 2.11 does not include: (a) purchase orders received by SpaceLogic in the ordinary course of its business from its customers; (b) purchase orders issued by SpaceLogic in the ordinary course of its business to its suppliers and subcontractors involving less than $5,000 individually and $15,000 in the aggregate; or (c) other contracts cancelable within 30 days without penalty or involving less than $5,000 individually and $15,000 in the aggregate. Except as set forth in Schedule 2.11, all material contracts are valid, binding and enforceable in accordance with their terms against each party thereto, are in full force and effect, SpaceLogic has performed all material obligations imposed upon it thereunder, and neither SpaceLogic nor any other party thereto is in material default thereunder, nor is there any event which with notice or lapse of time, or both, would constitute a material default thereunder. True and complete copies of each such contracts have been heretofore delivered to MBYI. Except as specifically set forth in Schedule 2.11, SpaceLogic has no:

            (a) agreements, contracts, commitments or restrictions requiring SpaceLogic to make any charitable contribution;

            (b) outstanding sales or service contracts, commitments or proposals of SpaceLogic which are expected by SpaceLogic to result in any loss or the realization of less than SpaceLogic's usual and customary margins upon completion or performance thereof, in excess of the inventory reserve provided in the 2004 Balance Sheet, or any outstanding contracts, bids, or sales or service proposals quoting prices which SpaceLogic, based upon SpaceLogic's current operations, expects not to result in a profit;

            (c) material contracts with directors, officers, Stockholders, employees, agents, consultants, advisors, salesmen, sales representatives, distributors or dealers that are not, except as provided by law to the contrary without regard to the express terms of such contract, cancelable by it within 30 days' notice without liability, penalty or premium, any agreement or arrangement providing for the payment of any bonus or commission based on sales or earnings, or any compensation agreement or arrangement affecting or relating to former employees of SpaceLogic;

            (d) employment agreement, whether express or implied, or any other agreement for services that contains any severance or termination pay liabilities or obligations;

            (e)   collective bargaining or union contracts or agreements;

            (f) restriction by agreement from carrying on its business anywhere in the world, or restriction by agreement from providing services to any customer or potential customer which restriction is material to the business of SpaceLogic;

            (g) material liability or obligation with respect to the return of inventory or merchandise other than on account of a defective condition, incorrect quantities or missed delivery dates;

            (h) debt obligation for borrowed money, including guarantees of or agreements to acquire any such debt obligation of others in excess of $5,000 individually or $25,000 in the aggregate;

            (i) loans outstanding to any Person other than expense advances to employees not in excess of $1,000 individually or $2,500 in the aggregate;

            (j) powers of attorney outstanding or any obligations or liabilities (whether absolute, accrued, contingent or otherwise) as guarantor, surety, co-signer, endorser, co-maker, indemnitor or otherwise in respect of the obligation of any Person;

            (k) notice of or any knowledge that any party to a material contract to which it is a party intends to cancel, terminate or refuse to renew such contract or to exercise or decline to exercise any option or right thereunder;

            (l)   material disagreement with any of its suppliers or customers;
and

            (m) equipment leases other than leases previously disclosed pursuant to Section 2.8.

      2.12  CUSTOMERS AND SUPPLIERS

      Schedule 2.12 sets forth: (a) a list of the customers of SpaceLogic accounting for 5% or more of SpaceLogic's sales during calendar year 2004 showing the approximate total sales by SpaceLogic to each such customer during the fiscal year last ended and (b) a current list of the suppliers of SpaceLogic from whom SpaceLogic has purchased more than 5% of the goods purchased by SpaceLogic in calendar year 2004. SpaceLogic has no reasonable basis to expect any material modification to its relationship with any customer or supplier named in Schedule 2.12. Except as set forth in Schedule 2.12, SpaceLogic has not had any customer who accounted, directly or indirectly, for more than 5% of its sales during calendar years 2003 and 2004, and SpaceLogic has no supplier from whom it has purchased more than 5% of the goods or services which it purchased during calendar bound by, any contract which prohibits the use or publication by SpaceLogic of the name of any party to such contract and SpaceLogic is not a party to or bound by, any contract which prohibits or in any way restricts SpaceLogic from freely providing services to any other customer of SpaceLogic or any potential customer of SpaceLogic or MBYI. Except as set forth in Schedule 2.12, none of SpaceLogic's customers has canceled or substantially reduced or, to the knowledge of SpaceLogic, is currently attempting or threatening to cancel a contract of more than $20,000 or materially reduce utilization of the services provided by SpaceLogic. Schedule 2.12 sets forth all of SpaceLogic's material vendor authorizations and vendor relationships.

      2.13  ORDERS, COMMITMENTS AND RETURNS

      SpaceLogic has order backlog as specified in Schedule 2.13. There were no outstanding claims against SpaceLogic as of the date hereof to return merchandise or credits against licensing fees with an aggregate value in excess of $5,000 by reason of alleged over shipments, defective merchandise, missed delivery dates, warranty claims, incorrect quantities or otherwise, or of merchandise in the hands of customers under an understanding that such merchandise would be returnable.

      2.14  LITIGATION; CLAIMS AND LEGAL PROCEEDINGS

      Except as set forth in Schedule 2.14, SpaceLogic is not a party to or the subject of any pending litigation, claims, decrees, orders, stipulations or governmental investigation or otherwise disclosed herein, and there are no lawsuits, claims, assessments, investigations, or similar matters, against or affecting SpaceLogic, its management or its properties. SpaceLogic has complied in all material respects with all laws, statutes, ordinances, regulations, rules, decrees or orders applicable to it.

      Except as set forth in Schedule 2.14, there are no material claims, actions, suits, arbitrations or proceedings pending or involving or threatened against, or investigations involving, SpaceLogic before or by any court or governmental or nongovernmental department, commission, board, bureau, agency or instrumentality, or any other Person. To the best of the knowledge of SpaceLogic and the Stockholders, there is no valid basis for any material claim, action, suit, arbitration, proceeding or investigation (other than as noted in Schedule 2.14) adverse to the business, business prospects, assets, operations or condition (financial or other) of SpaceLogic before or by any Person. There are no outstanding or unsatisfied judgments, orders, decrees or stipulations to which SpaceLogic is a party which involve the transactions contemplated herein or which would have a Material Adverse Effect.

      2.15  LABOR MATTERS

      There are no material disputes, employee grievances or disciplinary actions pending or to the knowledge of SpaceLogic threatened or involving SpaceLogic or any of its present or former employees. SpaceLogic has, to its knowledge, substantially complied with all provisions of all applicable law relating to employment and employment practices, terms and conditions of employment, workers compensation, wages and hours, where the failure to comply with which would have a Material Adverse Effect upon the business, business prospects, assets, operations or condition (financial or other) of SpaceLogic. SpaceLogic is not engaged in any unfair labor practice and has no liability for any arrears of wages or penalties for failure to comply with any such provisions of law. There is no labor strike, dispute, slowdown or stoppage pending or affecting SpaceLogic, and SpaceLogic has not experienced any work stoppage or other labor difficulty. No collective bargaining agreement is binding on SpaceLogic. SpaceLogic has no knowledge of any organizational efforts presently being made on behalf of any labor union with respect to employees of SpaceLogic, and SpaceLogic has not been requested by any group of employees or others to enter into any collective bargaining agreement or other agreement with any labor union or other employee organization.

      2.16  EMPLOYEE BENEFIT PLANS

      Except as set forth in Schedule 2.16, SpaceLogic has no bonus, deferred compensation, incentive, severance pay, pension, profit-sharing, retirement, stock purchase, stock option or any other employee benefit plan, employee fringe benefit plan, arrangement or practice with regard to present or former employees as to which SpaceLogic has any liability ("Employee Benefit Plan").

      2.17  PATENTS, TRADEMARKS

      (a) Set forth in the Schedule 2.17, is a true and complete list of all inventions, patents, trademarks, trade names, brand names, copyrights, Software Products (as defined in paragraph (b) of this Section 2.17), trade secrets and formulae (collectively, the "Listed Intellectual Property") of any kind now used in the business of SpaceLogic except mass-market third-party software packages used by SpaceLogic. Schedule 2.17 contains a complete list of all licenses or agreements, to which SpaceLogic with respect to any of the Listed Intellectual Property (the "Intellectual Property Licenses"); such list indicates the specific Listed Intellectual Property affected by each such Intellectual Property License. Except as set forth in Schedule 2.17, neither SpaceLogic's operations nor any Listed Intellectual Property or Intellectual Property License infringes or provides any basis to believe that SpaceLogic's operations or any Listed Intellectual Property or Intellectual Property License would infringe upon any validly issued trademark, trade name, service mark, copyright or, any validly issued or pending patent or other right of any other Person, nor is there, the best of SpaceLogic's knowledge any infringement by any other Person of any of the Listed Intellectual Property. Except as specifically set forth in
Schedule 2.17, the consummation of the transactions contemplated hereby and by the Operative Documents will not alter or impair SpaceLogic's rights to use any of the Listed Intellectual Property or under any Intellectual Property License. To SpaceLogic's knowledge the manner in which SpaceLogic has manufactured, packaged, shipped, advertised, labeled and sold its products substantially complies with all applicable laws and regulations pertaining thereto, the failure to comply with which would have a Material Adverse Effect upon the business, business prospects, assets, operations or financial condition of SpaceLogic.

      (b) Except as specifically set forth in Schedule 2.17, SpaceLogic is the sole and exclusive owner or licensee of:

            (i) the Listed Intellectual Property, the Intellectual Property Licenses and the technology, know-how and processes now used by SpaceLogic, or used in connection with any product now being manufactured and sold by SpaceLogic; and

            (ii) all rights, title and interest in and to the computer software products listed in Schedule 2.17, with all modifications, enhancements and additions thereto, including, without limitation, all rights in and to all versions thereof and all source code, object code, manuals and other documentation and related materials thereof (collectively, the "Software Products"). Without limiting the generality of the above, the Software Products shall also include all of SpaceLogic's related programs, trade secrets, algorithms and processes relating to the Software Products or such programs, SpaceLogic's copyright in and to each of the Software Products and all works derivative therefrom (including the registrations of copyright listed in Schedule 2.17), all current, enhanced and developmental versions of the source and object code and any variations thereof, all user and programmer documentation, all design specifications, all maintenance and installation job control language, all system documentation (including all flow charts, systems procedures and program component descriptions), all procedures for modification and preparation for the release of enhanced versions and all test data available (excluding all proprietary information of third parties) with respect to the Software Products.

      (c) Except as set forth in Schedule 2.17, each of the Intellectual Property Licenses is valid, binding and enforceable in accordance with its terms against the parties thereto (subject, as to enforceability, to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws of general applicability affecting the rights of creditors and to general principles of equity), SpaceLogic has performed all obligations imposed upon it thereunder, and SpaceLogic is not in default thereunder, nor is there any event which with notice or lapse of time, or both, would constitute a default thereunder. Except as set forth in Schedule 2.17, SpaceLogic has not received notice that any party to any of the Intellectual Property Licenses intends to cancel, terminate or refuse to renew the same or to exercise or decline to exercise any option or other right thereunder. No licenses, sublicenses, covenants or agreements have been granted or entered into by SpaceLogic in respect of any of the Listed Intellectual Property except the Intellectual Property Licenses. No director, officer, Stockholders or employee of SpaceLogic owns, directly or indirectly, in whole or in part, any of the Listed Intellectual Property. None of the officers of SpaceLogic and none of SpaceLogic's employees, and to be the best of SpaceLogic's knowledge none of its consultants, agents, representatives or advisers has entered into any agreement regarding know-how, trade secrets, assignment of rights in inventions, or prohibition or restriction of competition or solicitation of customers, or any other similar restrictive agreement or covenant, with any Person other than SpaceLogic.

      (d) Except as set forth in Schedule 2.17, to Spacelogic's knowledge no Person has asserted any claim of infringement or other interference with third-party rights with respect to the Listed Intellectual Property. Except as set forth in Schedule 2.17, (i) SpaceLogic has not disclosed any source code regarding the Software Products to any Person other than to an employee of SpaceLogic, (ii) SpaceLogic has at all times maintained reasonable procedures to protect and has enforced all trade secrets of SpaceLogic; (iii) neither SpaceLogic nor any escrow agent which has entered into an agreement with SpaceLogic is under any contractual or other obligation to disclose the source code or any other proprietary information included in or relating to the Software Products, nor to SpaceLogic's knowledge is any other party to the Intellectual Property Licenses or any escrow agent under any such obligation to disclose any source code or other proprietary information included in or relating to Software Products, if any, that are licensed to SpaceLogic, or to any Person, and no event has taken place or any related change in SpaceLogic's business activities, which would give rise to such obligation, and (iv) SpaceLogic has not deposited any source code regarding the Software Products into any source code escrows or similar arrangements. If, as disclosed in
Schedule 2.17, SpaceLogic has deposited any source code to Software Products into source code escrows or similar arrangements, no event has occurred that has formed the basis for a release of such source code from such escrows or arrangements.

      2.18  ACCOUNTS RECEIVABLE

      All accounts receivable of SpaceLogic reflected in the 2004 Financial Statements, or existing at the Closing, represent sales actually made in the ordinary course of business, as recognized in accordance with United States generally accepted accounting principals. Except as described in Schedule 2.18, SpaceLogic has no reason to believe that any such account receivable is not or shall not, be collected in the amounts shown. Except as described in Schedule 2.18, SpaceLogic's bad debt reserves and sales return allowances as reflected in the 2004 Financial Statements are adequate based on SpaceLogic's bad debts and sales returns experience to date. Set forth in Schedule 2.18 is a full and complete list of all accounts receivable of SpaceLogic existing as of the Closing Date.

      2.19  INVENTORY

      Except as set forth in Schedule 2.19, SpaceLogic has no inventory.

      2.20  CORPORATE BOOKS AND RECORDS

      SpaceLogic has furnished to MBYI or its representatives for their examination true and complete copies of its (a) Articles of Association of SpaceLogic and its Subsidiaries, including all amendments thereto, (b) the minute books of SpaceLogic and its Subsidiaries, and (c) the register books of SpaceLogic and its Subsidiaries.

      2.21  LICENSES, PERMITS, AUTHORIZATIONS, ETC.

      Except as identified in Schedule 2.21, SpaceLogic has received all currently required governmental approvals, authorizations, consents, licenses, orders, registrations and permits of all agencies, whether federal, state, local or foreign, the failure to obtain which would, in the aggregate, have a material adverse effect on SpaceLogic's business, business prospects, assets, operations or condition (financial or other) ("Material Regulatory Consents"). SpaceLogic has not received any notification of any failure by it to have obtained any Material Regulatory Consents.

      2.22  APPLICABLE LAWS

      Except as described in Schedule 2.22, SpaceLogic to the best of its knowledge has complied, and is in compliance with, all applicable laws, rules, regulations, ordinances, decrees and orders applicable to the operation of its business, to its employees, or to the Real Property and the Personal Property, the failure to comply with which would, in the aggregate, have a material adverse effect on the business, assets or operations of SpaceLogic, including, without limitation, all such laws, rules, regulations, ordinances, decrees and orders relating to antitrust, consumer protection, currency exchange, environmental protection, equal opportunity, health, occupational safety, pension, securities and trading-with-the-enemy matters. SpaceLogic has not received any notification of any asserted present or past unremedied failure by SpaceLogic to comply with any of such laws, rules, regulations, ordinances, decrees or orders.

      2.23  INSURANCE

      SpaceLogic maintains such policies of insurance, as are appropriate to SpaceLogic's operations, property, and assets, in such amounts and against such risks as are customarily carried and insured against by owners of comparable businesses, properties and assets. All such current policies of insurance are in full force and effect. SpaceLogic is not in default, as to the payment of premiums or otherwise, under the terms of any such policy. Schedule 2.23 sets forth a complete list of all policies of insurance which SpaceLogic maintains and, with respect to such policies, the name of the insurer, the risk insured against, the amount of coverage and the amount of any deductible and a summary of all claims under each such policy for the past two years. No coverage provided in such policies of insurance shall be diminished, lost or otherwise adversely affected as a result of the transactions contemplated in this Agreement.

      2.24  BROKERS AND FINDERS

      SpaceLogic represents and warrants, and each of the Stockholders represent and warrant, that with the exception of Baytree Capital Associates, LLC and Ramot & Co. neither the Stockholders nor any director, officer, agent or employee acting on behalf of SpaceLogic or the Stockholders has retained any broker or finder in connection with the transactions contemplated by this Agreement and the Operative Documents. The Stockholders shall be solely responsible for any fees payable to Ramot & Co.

      2.25  GOVERNMENT CONTRACTS

      SpaceLogic has never been, nor as a result of the consummation of the transactions contemplated by this Agreement is it reasonable to expect that it will be, suspended or debarred from bidding on contracts or subcontracts for any agency of the United States government, nor has such suspension or debarment been threatened or action for such suspension or debarment been commenced. SpaceLogic has not been nor is it now being audited or investigated by the

Israeli government or any of its agencies or the United States Government Accounting Office, the United States Department of Justice, the United States Department of Defense or any of its agencies, the United States Department of Homeland Defense or any of its agencies, including but not limited to, the Transportation Security Administration, the Defense Contract Audit Agency or the inspector general of any agency of the United States government, nor has such audit or investigation been threatened. To SpaceLogic's knowledge, there is no valid basis for SpaceLogic's suspension or debarment from bidding on contracts or subcontracts for any agency of the Israeli government or any of its agencies or the United States government and to SpaceLogic's knowledge there is no valid basis for a claim pursuant to an audit or investigation by the United States Government Accounting Office, the United States Department of Justice, the United States Department of Defense or any of its agencies, the United States Department of Homeland Defense or any of its agencies, the Defense Contract Audit Agency or the inspector general of any agency of the United States government. SpaceLogic has never had a contract or subcontract terminated for default, nor has it ever been determined to be non-responsible, by any agency of the United States government. Except as set forth on Schedule 2.25, SpaceLogic has no outstanding agreements, contracts or commitments which require it to obtain or maintain a government security clearance.

      2.26  ABSENCE OF QUESTIONABLE PAYMENTS

      Neither SpaceLogic nor to its knowledge, any director, officer, agent, employee or other Person acting on behalf of SpaceLogic has used any SpaceLogic funds for unlawful contributions, payments, gifts or entertainment, or made any unlawful expenditures relating to political activity to government officials or others. Neither SpaceLogic nor to its knowledge any current director, officer, agent, employee or other Person acting on behalf of SpaceLogic has accepted or received, in connection with such position, unlawful contributions, payments, gifts or expenditures.

      2.27  PERSONNEL

      Schedule 2.27 sets forth a true and complete list of:

      (a) the names and current rates of pay of all directors and elected and appointed officers of SpaceLogic and the family relationships, if any, among such persons;

      (b) the current rates of pay for all non-executive employees of SpaceLogic by classification, and all labor union contracts (if any); and

      (c) all group insurance programs in effect for employees of SpaceLogic.

      SpaceLogic is not in material default with respect to any of its obligations referred to in clause (c) above.

      2.28  DOMAIN NAMES

      Schedule 2.28 sets forth all Internet domain names registered to SpaceLogic and its Subsidiaries, whether or not such domain names are currently in use. SpaceLogic has no knowledge of any third party regarding ownership of any such domain names or the alleged infringement of any rights of any such parties by SpaceLogic's ownership of such domain names.

      2.29  WEB SITES

      The information contained on SpaceLogic's Web sites regarding SpaceLogic, its employees, business and products is accurate in all material respects, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made not misleading.

      2.30  ENVIRONMENTAL ISSUES

      To its knowledge, SpaceLogic is in compliance in all material respects with applicable United States, Israeli, state and local laws, statutes, regulations, orders, directives and decisions rendered by any legislature, department, administrative or regulatory agency (collectively, "Environmental Laws") relating to the protection of the environment, occupational health and safety or the use, storage, disposal, transport, handling, remediation or corrective action of any pollutants, contaminants, chemicals, deleterious substances or industrial, toxic or hazardous wastes or substances ("Hazardous Substances").

      SpaceLogic has not used or permitted to be used, except in compliance in all material respects with all Environmental Laws, its office space, to store, deposit, dispose or of handle any Hazardous Substances.

      SpaceLogic has obtained all permits, licenses and other authorizations which are required in connection with the conduct of its business under all applicable Environmental Laws the failure of which to do so would have a Material Adverse Effect.

      SpaceLogic has never received any notice of any civil, criminal or administrative actions, suits, demands, claims, hearings, notices of demand letters, requests for information, notices of violation, investigations or proceedings pending or threatened against SpaceLogic in connection with the conduct of its business relating to any Environmental Laws.

      2.31  INSIDER INTERESTS

      SpaceLogic represents and warrants, and each Stockholder represents and warrants to such Stockholder's knowledge, that except as set forth in Schedule
2.31 neither the Stockholders nor any officer of SpaceLogic has any interest (other than as a stockholder of SpaceLogic) (a) in any property, real or personal, tangible or intangible, used in or directly pertaining to the business of SpaceLogic, including, without limitation, inventions, patents, trademarks or trade names, or (b) in any agreement, contract, arrangement or obligation relating to SpaceLogic, its present or prospective business or its operations, except for an Employment Agreement, if any, to be entered into between any of the Spaceholder Stockholders with MBYI at the Closing.

      2.32  FULL DISCLOSURE

      No information furnished by SpaceLogic or the Stockholders to MBYI in this Agreement (including, but not limited to, the Financial Statements, all information in the Schedules and the other Exhibits hereto and title Operative Documents) is false or misleading in any material respect in light of the circumstances pursuant to which such information was provided. None of the Stockholders has made any untrue statement of a material fact nor (as the Stockholders, knowingly) omitted to state a material fact necessary in order to make the statements made or information delivered in or pursuant to this Agreement, including, but not limited to, all Schedules and Exhibits hereto, or in or pursuant to the Operative Documents, or in or pursuant to closing certificates executed or delivered by the Stockholders or SpaceLogic, in light of the circumstances in which they were made, not materially misleading.

      2.33  INVESTMENT REPRESENTATIONS

      Each Stockholder represents on his or her own behalf:

      (a) Investment. Each Stockholder shall receive the MBYI Common Stock with no intention of distributing or reselling the MBYI Common Stock or any part thereof, or interest therein, in any transaction which would be in violation of the securities laws of the United States or any state thereof, without prejudice, however, to the Stockholder's rights at all times to sell or otherwise dispose of all or any part of the MBYI Common Stock under an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), or under an exemption from such registration requirements available under the Securities Act and applicable state securities laws.

      (b) Exempt Transaction. Such Stockholder understands that the MBYI Common Stock received or to be received by the Stockholder pursuant to this Agreement has not been registered under the Securities Act by reason of its sale in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act pursuant to Section 4(2) thereof, and that the Stockholder will have to hold the MBYI Common Stock and bear the economic risk of such investment indefinitely, unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration.

      (c) Experience. Such Stockholder acknowledges that the Stockholder and the Stockholder's representatives are experienced in, and capable of, evaluating the financial condition and prospects of corporations like MBYI. The Stockholder has had access to the records of MBYI and has had the opportunity to ask questions concerning MBYI and an investment in the MBYI Common Stock.

      (d) No Intention to Dispose of Stock. No Stockholder has any current plan or intention, or is under any binding commitment or contract, to sell, exchange or otherwise dispose of the MBYI Common Stock received hereunder.

                        ARTICLE III- REPRESENTATIONS AND
                               WARRANTIES OF MBYI

      Except as is otherwise described in the applicable Schedules, MBYI represents and warrants to SpaceLogic and the Stockholders, as of the date of this Agreement and as of the Closing, all as follows in this Article III:

      3.1   ORGANIZATION, GOOD STANDING

      MBYI is a corporation duly organized, validly existing and in good standing under the laws of the States of Nevada, and has all requisite corporate power and authority to own, operate and lease their properties and assets and to carry on their businesses as now conducted.

      3.2   AUTHORITY

      MBYI has full corporate power and authority to execute, deliver and perform this Agreement and the Operative Documents to which either is a party and to carry out the transactions contemplated hereby and thereby. This Agreement has been, and each Operative Document to which MBYI is a party will be, on the Closing Date, duly executed and delivered by MBYI, and this Agreement is, and each Operative Document to which MBYI is a party will be, on the Closing Date, a legal, valid and binding obligation of MBYI, enforceable against MBYI in accordance with its terms, subject as to enforceability, to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws of general applicability affecting the rights of creditors and to general principles of equity.

      3.3   NO APPROVALS OR NOTICES REQUIRED; NO CONFLICTS WITH INSTRUMENTS

      The execution, delivery and performance of this Agreement and the Operative Documents by MBYI, the issuance of the MBYI Common Stock to the Stockholders and the consummation of the transactions contemplated hereby and by the Operative Documents will not (a) constitute a violation (with or without the giving of notice or lapse of time, or both) of any provision of law or any judgment, decree, order, regulation or rule of any court or other governmental authority applicable to MBYI, (b) require any consent, approval or authorization of, or declaration, filing or registration with, any Person, (c) result in a default (with or without the giving of notice or lapse of time, or both) under, acceleration or termination of, or the creation in any party of the right to accelerate, terminate, modify or cancel, any agreement, lease, note or other restriction, encumbrance, obligation or liability to which MBYI is a party or by which either is bound or to which any of their assets are subject, (d) result in the creation of any material lien or encumbrance upon the assets of MBYI or the MBYI Common Stock delivered as the Purchase Price, (e) conflict with or result in a breach of or constitute a default under any provision of the charter documents of MBYI, or (f) invalidate or adversely affect any permit, license, authorization or status used in the conduct of the business of MBYI. Except as set forth on Schedule 3.3, no consent, approval, order, authorization or registration qualification, designation, license, license, declarations or filing with any state of federal governmental authority or any other Person is required on the part of MBYI in connection with the execution and delivery of this Agreement, the issuance of the MBYI Common Stock as the Purchase Price or the consummation of the transactions contemplated herein.

      3.4   AUTHORIZED CAPITAL.

      The authorized capital stock of MBYI consists (a) 50,000,000 shares of common stock, $0.001 par value ("MBYI Common Stock") and (b) 1,000,000 shares of preferred stock, $0.001 par value ("MBYI Preferred Stock").

      As of the date hereof, there are no shares of MBYI Preferred Stock issued and outstanding, there are 11,049,267 shares of MBYI Common Stock issued and outstanding and as of the Closing, there will be no more than 16,528,899 shares of MBYI Common Stock issued and outstanding, without giving effect to delivery of the Purchase Price and 550,963 four (4) year warrants to purchase one share of MBYI Common Stock at $1.50 per share.

      Except as set on Schedule 3.4, hereof, there are no additional outstanding subscriptions, options, including by way of employee or similar options, calls, contracts, commitments, understandings, restrictions, arrangements, rights or warrants, including any right of conversion or exchange under any outstanding security, instrument or other agreement and also including any rights plan or other anti-takeover agreement, obligating MBYI to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of MBYI Preferred Stock or MBYI Common stock or obligating MBYI to grant, extend or enter into any agreement or commitment except for as otherwise herein. Schedule 3.4 sets forth the fully diluted capital structure of MBYI as of the Closing.

      3.5   LEGAL PROCEEDINGS

      There are no claims, actions, suits, arbitrations, proceedings or investigations involving, pending or, to the knowledge of MBYI, threatened against MBYI before or by any court or governmental, regulatory, quasi-governmental agency or non-governmental department, commission, board, bureau, agency or instrumentality, or any other Person, and, to the knowledge of MBYI, there is no valid basis for any such claim, action, suit, arbitration, proceeding or investigation. There are not outstanding or unsatisfied judgments, orders, decrees or stipulations to which MBYI is a party which involved the transactions contemplated herein or which would have a material adverse effect on MBYI.

      3.6   SEC FILINGS

      MBYI has filed with the Securities and Exchange Commission true and complete copies of the MBYI's Annual Report on Form 10-KSB for the year ended December 31, 2003 and all forms, reports, schedules, statements and other documents required to be filed by MBYI under the Securities Act, or the Securities Exchange Act, from and after the filing thereof (the "MBYI SEC Documents"). The MBYI SEC documents, at the time filed, (a) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and (b) complied in all material respects with the applicable requirements of the Securities Exchange Act, and the Securities Act, as the case may be, and the applicable rules and regulations promulgated thereunder. The MBYI SEC Documents accurately reflect the consolidated financial position of MBYI and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then-ended.

      3.7   BROKERS AND FINDERS

      Neither MBYI, nor any director, officer, agent or employee acting on behalf of MBYI, has retained any broker or finder in connection with the transactions contemplated by this Agreement and the Operative Documents other than Baytree Capital Associates, LLC.

      3.8   DULY AUTHORIZED.

      As of the Closing, the issuance of the MBYI Common Stock comprising the Purchase price to the Stockholders will be duly authorized and, when issued in accordance with the terms of this Agreement, validly issued, fully paid and nonassessable.

      3.9   LICENSES, PERMITS, AUTHORIZATIONS, ETC.

      MBYI has received all currently required governmental approvals, authorizations, consents, licenses, orders, registrations and permits of all agencies, whether federal, state, local or foreign, the failure to obtain which would, in the aggregate, have a material adverse effect on MBYI's business, business prospects, assets, operations or condition (financial or other). MBYI has not received any notification of any failure by it to have obtained any of such governmental approvals, authorizations, consents, licenses, orders, registrations or permits.

      3.10  ASSETS AS OF CLOSING.

      As of the Closing, MBYI shall have assets comprised of (a) a net cash balance in its accounts of no less than $$2,160,000 after payment of all of MBYI's liabilities or obligations of any nature (absolute, contingent or otherwise), except any outstanding liabilities of MBYI necessarily related to the operation of a public company, such as accrued fees of its transfer agent, such aggregate amounts not to exceed $10,000 (the "Cash Balance"), (b) the right to receive payments in the gross amount of $3,672,262 under those certain agreements and instruments which are described in Schedule 3.10 hereto (the "Future Payments Receivable") and (c) any such further amounts as may be necessary to fulfill MBYI's obligations under Section 7.16 below.

      3.11  FUTURE PAYMENTS RECEIVABLE.

      The Future Payments Receivable set forth in Schedule 3.10 hereto are binding and unconditional commitments of third parties for which there is no right of set-off and which will not result in any repayment obligation on the part of MBYI or dilution to the equity holders of SpaceLogic. Those Future Payments Receivable designated on Schedule 3.10 as "secured" (the "Secured Obligations"), represent payments to be received under those certain Secured Promissory Notes dated April 19, 2004 made to MBYI by International Microcomputer Software, Inc. ("IMSI") and secured by all of the issued and outstanding stock of Allume Systems, Inc. (formerly, Aladdin Systems, Inc.) pursuant to that certain Pledge Agreement between IMSI and MBYI dated April 19, 2004 and that certain Security Agreement between IMSI and MBYI dated April 19, 2004.

      The Future Payment Receivable designated as "IMSI cash escrow" (the "Escrow") represents cash being held in escrow by Commerce Bank, N.A. ("Commerce Bank") pursuant to the terms of both (a) an Escrow Agreement dated April 19, 2004 by and between MBYI, IMSI and Commerce Bank (the "Escrow Agreement") and
(b) the Stock Purchase Agreement by and between MBYI (then, "Aladdin Systems Holdings, Inc.") and IMSI dated January 21, 2004 (the "IMSI/MBYI Stock Purchase Agreement"). MBYI has not been notified by IMSI of any claim against the Escrow and MBYI has no knowledge of any valid basis pursuant to which IMSI may properly claim any set-off against the Escrow.

                ARTICLE IV - CONDITIONS PRECEDENT TO OBLIGATIONS
                                     OF MBYI

      The obligations of MBYI to perform and observe the covenants, agreements and conditions hereof to be performed and observed by them at or prior to the Closing Date shall be subject to the satisfaction of the following conditions on or prior to the Closing Date, which condition may be expressly waived in writing by MBYI

      4.1   ACCURACY OF REPRESENTATIONS AND WARRANTIES

      The representations and warranties of SpaceLogic and the Stockholders contained herein (including applicable Exhibits or Schedules) and in the Operative Documents shall have been true in all material respects when made and shall be true in all material respects as of the Closing Date as though made on that date, except as affected by transactions contemplated hereby and except to the extent that such representations and warranties are made as of a specified date, in which case such representations and warranties shall be true as of the specified date.

      4.2   PERFORMANCE OF AGREEMENT

      SpaceLogic and the Stockholders shall have performed all obligations and agreements and complied with all covenants and conditions contained in this Agreement or any Operative Document to be performed and complied with by them at or prior to the Closing Date.

      4.3   OPINION OF COUNSEL

      MBYI shall have received an opinion of counsel to SpaceLogic, in the form of Exhibit 4.3 with such customary changes and modifications as SpaceLogic shall reasonably request in light of the nature of the transactions contemplated hereby.

      4.4   STOCKHOLDERS APPROVAL

      The Stockholders shall have executed a valid consent approving this Agreement and the transactions contemplated hereby in accordance with the applicable provisions of the Israeli Law concerning stockholder consents in lieu of stockholder meetings.

      4.5   CONSENTS TO TRANSACTION

      SpaceLogic shall have received written consents from each of the parties (other than SpaceLogic) to those agreements, leases, notes or other documents identified in the Disclosure Binder and Schedule 2.6 as requiring such consents, which consents shall in all respects be satisfactory to MBYI in its sole and absolute discretion

      4.6   OFFICERS' CERTIFICATE

      SpaceLogic shall have delivered to MBYI a certificate of its President or a Vice President, dated the Closing Date, stating that the representations and warranties of SpaceLogic contained in this Agreement shall be true and correct on and as of the Closing Date as though such representations and warranties were made anew on and as of the Closing Date.

      4.7   STOCKHOLDERS' CERTIFICATES

      Each Stockholder shall have delivered to MBYI a certificate, dated the Closing Date, stating that the representations and warranties of such Stockholder contained in this Agreement shall be true and correct on and as of the Closing Date as though such representations and warranties were made anew on and as of the Closing Date.

      4.8   DUE DILIGENCE

      MBYI shall have completed its due diligence review to its satisfaction, and their investigations shall not have revealed any facts or circumstances which, in their sole and absolute judgment, reflect in a material adverse way on the business, business prospects, assets, operations or condition (financial or other) of SpaceLogic.

      4.9   MATERIAL CHANGE

      From September 30, 2004 to the Closing Date, SpaceLogic shall not have suffered any Material Adverse Effect.

      4.10  STOCKHOLDER RELEASES/INVESTMENT LETTER

      Each Stockholder shall have delivered to MBYI (x) an instrument dated the Closing Date releasing SpaceLogic from any and all (i) claims prior to the Closing Date of such Stockholder against SpaceLogic from and (ii) obligations prior to the Closing Date of SpaceLogic to such Stockholder, except for obligations arising under this Agreement or the transactions contemplated hereby and (y) an investment letter and receipt in the form annexed as Exhibit 4.10.

      4.11  INTENTIONALLY DELETED.

      4.12  EMPLOYMENT AGREEMENTS

      Gary Koren shall have entered into an employment agreement as Chief Executive Officer of MBYI, Shalom Dolev as Vice President of Security Systems of MBYI, and Michael Klein as Chief Operation Officer of SpaceLogic, all in the form attached hereto as Exhibit 4.12.

      4.13  BOARD OF DIRECTORS NOMINEES.

      SpaceLogic shall have nominated at least five (5) individuals, reasonably acceptable to MBYI and Baytree Capital Associates, LLC, including such number of independent directors as required by the Sarbanes-Oxley Act of 2002, to join the Board of Directors.

      4.14  LOCK-UP LETTER

      Each Stockholder shall have executed a lock-up letter, in the form set forth in Exhibit 4.14 hereto restricting the sale of the MBYI Common Stock received as the Purchase Price for a period of eighteen (18) months following the Closing.

      4.15  TERMINATION OF STOCKHOLDER AGREEMENTS

      All stockholder agreements and other agreements related to the SpaceLogic Stock have been terminated.

      4.16  SECURELOGIC (ISRAEL) STOCK PURCHASE AGREEMENT.

      MBYI and the Remaining SecureLogic (Israel) Stockholder have entered into a Stock Purchase Agreement consistent with the terms and conditions herein and reasonably acceptable to MBYI.

                 ARTICLE V - CONDITIONS PRECEDENT TO OBLIGATIONS
                  OF THE SPACELOGIC STOCKHOLDERS AND SPACELOGIC

      The obligations of the Stockholders and SpaceLogic to perform and observe the covenants, agreements and conditions hereof to be performed and observed by them at or prior to the Closing Date shall be subject to the satisfaction of the following conditions on or prior to the Closing Date, which conditions may be expressly waived in writing by on behalf of SpaceLogic, by the President of SpaceLogic and by the Stockholders who collectively hold at least 75% of the SpaceLogic Stock.

      5.1   ACCURACY OF REPRESENTATIONS AND WARRANTIES

      The representations and warranties of MBYI contained herein and in the Operative Documents shall have been true in all material respects when made and shall be true in all material respects as of the Closing Date as though made on that date, except as affected by transactions contemplated hereby and except and to the extent that such representations and warranties are made as of a specified date, in which case such representations and warranties shall be true in all material respects as of the specified date.

      5.2   PERFORMANCE OF AGREEMENT

      MBYI shall have performed all obligations and agreements and complied with all covenants and conditions contained in this Agreement or any Operative Document to be performed and complied with by them at or prior to the Closing Date.

      5.3   CASH BALANCE

      At and as of the Closing, the Cash Balance shall be no less than the sum of (i) $$2,160,000 plus (ii) the amount (including zero, if applicable) determined, in writing, by MBYI's certified public accountants pursuant to the provisions of Section 7.16 below.

      5.4   OFFICERS' CERTIFICATE

      MBYI shall have delivered to SpaceLogic a certificate, dated the Closing Date, stating that the representations and warranties of MBYI contained in this Agreement shall be true and correct on and as of the Closing Date as though such representations and warranties were made anew on and as of the Closing Date.

      5.5   OPINION OF COUNSEL

      SpaceLogic shall have received an opinion of counsel to MBYI, in the form of Exhibit 5.5 with such customary changes and modifications as MBYI shall reasonably request in light of the nature of the transactions contemplated hereby.

      5.6   RESIGNATIONS

      SpaceLogic shall have received resignations effective as of the Closing of all of the directors and officers of MBYI.

      5.7   DUE DILIGENCE

      SpaceLogic shall have completed its due diligence review to its satisfaction, and their investigations shall not have revealed any facts or circumstances which, in their sole and absolute judgment, reflect in a material adverse way on the assets or condition (financial or other) of MBYI.

      5.8   LEAK-OUT AGREEMENTS.

      Each MBYI Principal Stockholder, as listed on Schedule 5.8 hereof, shall have executed a "Leak-Out" agreement, in the form set forth in Exhibit 5.8 hereto, or in such other form reasonably acceptable to the parties limiting the sale of the MBYI Common Stock held by each such MBYI Principal Stockholder for a period of eighteen (18) months following the Closing. The number of shares held by each of such MBYI Principal Stockholders is set forth on Schedule 5.8 opposite such MBYI Principal Stockholder's name.


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      5.9   AUTHORIZED CAPITAL

      The Certificate of Incorporation of MBYI has been amended to increase the number of shares of common stock that MBYI authorized to issue to 100,000,000.

      5.10  RECEIPT OF SIDE LETTER REGARDING FUTURE PAYMENTS RECEIVABLE.

      SpaceLogic shall have received from Baytree Capital Associates, LLC ("Baytree") an agreement (the "Baytree Agreement"), which provides that, in the event of the default of any payment of a Secured Obligation by IMSI, which results in a foreclosure sale of the capital stock of Allume Systems, Inc., Baytree or its designee shall bid to purchase Allume Systems, Inc., at any auction or sale of the same, in an amount equal to at least the remaining amount of the Future Payments Receivable, excluding the those Future Payments Receivable referenced in Section 7.17 below.

                      ARTICLE VI - CONDITIONS PRECEDENT TO
                           OBLIGATIONS OF ALL PARTIES

      The obligations of all parties to perform and observe the covenants, agreements and conditions hereof to be performed and observed by them at or prior to the Closing Date shall be subject to the satisfaction of the following conditions on or prior to the Closing Date, which conditions may be expressly waived in writing by MBYI, SpaceLogic and the Stockholders.

      6.1   LEGAL PROCEEDINGS

      No order of any court or administrative agency shall be in effect which enjoins, restrains, conditions or prohibits consummation of this Agreement or any Operative Document, and no litigation, investigation or administrative proceeding shall be pending or threatened which would enjoin, restrain, condition or prevent consummation of this Agreement or any Operative Document.

      6.2   APPROVALS AND CONSENTS

      Except as set forth in Schedule 6.2, all transfers of permits or licenses, all approvals, applications or notices to public agencies, federal, state, local or foreign, the granting or delivery of which is necessary for the consummation of the transactions contemplated hereby or for the continued operation of SpaceLogic, shall have been obtained, and all waiting periods specified by law shall have passed. All other consents, approvals and notices referred to in this Agreement shall have been obtained or delivered.


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                             ARTICLE VII - COVENANTS

      7.1   CONDUCT OF BUSINESS BY SPACELOGIC PENDING THE CLOSING

      A. Prior to the Closing, unless MBYI shall otherwise agree or as otherwise contemplated by this Agreement:

      (a) SpaceLogic shall conduct its business only in the ordinary course and shall not materially change its operations;

      (b) SpaceLogic shall not (i) amend its Certificate of Incorporation or By-Laws or (ii) split, combine, reclassify, redeem, purchase or otherwise acquire its outstanding capital stock or declare, set aside or pay any dividend payable in cash, stock or property;

      (c) SpaceLogic shall not (i) issue or agree to issue any additional shares of, or rights of any kind to acquire any shares of, its capital stock of any class, (ii) acquire or dispose of any fixed assets or acquire or dispose of any other assets other than in the ordinary course of business, (iii) incur a material amount of additional indebtedness or any other material liabilities or enter into any other material transaction, (iv) take any other of the actions listed in Section 2.8 hereof, or (v) enter into any contract, agreement, commitment or arrangement with respect to any of the foregoing;

      (d) SpaceLogic shall use its best efforts to preserve its business organization and distribution network, to keep available the services of its present officers and key employees, to preserve the good will of those having business relationships with it and to continue its existing relationships with its lenders, suppliers, customers and key employees; and

      (e) SpaceLogic shall promptly notify MBYI of any material adverse change in the assets, properties, business, results of operations, properties or financial condition of SpaceLogic.

      B. Prior to the Closing, unless SpaceLogic shall otherwise agree or as otherwise contemplated by this Agreement:

      (a) MBYI shall not (i) amend its Certificate of Incorporation or By-Laws or (ii) split, combine, reclassify, redeem, purchase or otherwise acquire its outstanding capital stock or, except as set forth herein, declare, set aside or pay any dividend payable in cash, stock or property;

      (c) Except as provided for herein. MBYI shall not (i) issue or agree to issue any additional shares of, or rights of any kind to acquire any shares of, its capital stock of any class, (ii) acquire or dispose of any fixed assets or acquire or dispose of any other assets other than in the ordinary course of business, (iii) incur a material amount of additional indebtedness or any other material liabilities or enter into any other material transaction, (iv) take any other of the actions listed in Section 2.8 hereof, or (v) enter into any contract, agreement, commitment or arrangement with respect to any of the foregoing; and

      (e) MBYI shall promptly notify SpaceLogic of any Material Adverse Effect.


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      7.2   ACCESS AND INFORMATION

      Subject to MBYI's compliance with Section 7.7 hereof, SpaceLogic shall afford MBYI and its respective accountants, counsel and other representatives full access during normal business hours throughout the period prior to the Closing to all of SpaceLogic's properties, books, contracts, commitments and records (including, but not limited to, tax returns), and, during such period, SpaceLogic shall furnish promptly to MBYI all information concerning SpaceLogic's business, properties and personnel as MBYI may reasonably request; provided, however, that no investigation pursuant to this Section 7.2 shall affect any representations or warranties made herein or the conditions to the obligations of MBYI to consummate this Agreement. Subject to their compliance with Section 7.7 hereof, SpaceLogic and the Stockholders shall also be permitted to conduct such investigation of MBYI as is reasonable and necessary to evaluate the financial condition and prospects of, and the risk of investment in, the MBYI Common Stock.

      7.3   ADVICE OF CLAIMS

      From the date of this Agreement to and including the Closing Date, each party hereto shall promptly advise all other parties hereto in writing of the commencement or threat of any claims, litigation or proceedings against or affecting any party hereto, of which such party has knowledge.

      7.4   COOPERATION

      Each party hereto will fully cooperate with the other parties, their counsel and accountants in connection with any steps required to be taken as part of its obligations under this Agreement. Each party will use its best efforts to cause all conditions to this Agreement to be satisfied as promptly as possible and to obtain all consents and approvals necessary for the due and punctual performance of this Agreement and for the satisfaction of the conditions hereof. No party will undertake any course of action inconsistent with this Agreement or which would make any representations, warranties or agreements made by such party in this Agreement or any of the Operative Documents untrue or any conditions precedent to this Agreement unable to be satisfied at or prior to the Closing.

      7.5   INFORMATION IN DISCLOSURE DOCUMENTS

      Each party covenants that, other than with respect to information furnished by the other parties for use therein, none of the information to be included in the materials to be furnished to the Stockholders by or on behalf of the Board of Directors or management of the parties to this agreement in connection with the approval of this Agreement by the Stockholders, or other parties hereto will contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which such statements were made, not misleading.


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

      7.6   NO OFFERS

      Unless this Agreement terminates pursuant to Article IX hereof, neither SpaceLogic nor the Stockholders shall, directly or indirectly, take (nor allow its officers, directors, employees, investment bankers, attorneys, accountants or other agents or affiliates to take) any action to encourage, solicit, initiate or otherwise facilitate the submission by a third party of, or negotiate or enter into any agreement with a third party with respect to, a proposal to acquire, directly or indirectly, any of the capital stock of SpaceLogic or substantially all the assets of SpaceLogic or the business of SpaceLogic, and SpaceLogic shall immediately cease any current negotiations.

      7.7   CONFIDENTIALITY

      In connection with the transactions contemplated herein, MBYI and SpaceLogic are furnishing each other and the Stockholders with certain information, which is either nonpublic, confidential or proprietary in nature. All such information furnished by one party to the other or its representatives is hereinafter referred to as the "Confidential Information". As used in this Agreement, the "representatives" of any party shall mean such party's officers, employees, agents or other representatives, including, without limitation, attorneys, accountants, consultants and financial advisors. In consideration of each party's being furnished with the Confidential Information of the other, each party agrees that:

            (a) The Confidential Information will be kept confidential and except as required by law will not, without the prior written consent of the party supplying the information, be disclosed by the receiving party or its representatives in any manner whatsoever, in whole or in part, and will not be used by the receiving party or its representatives directly or indirectly for any purpose other than evaluating and facilitating the transactions contemplated herein; provided, however, that upon the execution of this Agreement by MBYI, the Stockholders and SpaceLogic, MBYI and its representatives will be free to use the Confidential Information to the extent required by law in any subsequent filings with federal or state authorities relating to the transactions contemplated herein. Each party agrees to transmit the Confidential Information only to those of its representatives who need to know the Confidential Information for the purpose of advising it regarding any of the purposes for which it is permitted to use the Confidential Information under the terms of this Agreement, who are informed by the party supplying such information of the confidential nature of the Confidential Information and who are directed by such party to comply with the terms of this Agreement. Each party will be responsible for any material breach of this Agreement by its representatives.

            (b) Without the prior written consent of the other parties to this Agreement, no party or any of its representatives will disclose to any other person the fact that the Confidential Information has been made available, or any of the terms, conditions or other facts with respect to the transactions contemplated herein, including the status thereof, except as required by law or permitted under the terms of this Agreement.

            (c) In the event the parties do not proceed with the transactions contemplated herein, the Confidential Information and all copies thereof will be destroyed or returned promptly without retaining any copies thereof. Analyses, notes, studies or other documents prepared by any party or its representatives for the purpose of assisting it in connection with the transactions contemplated herein will be held by the receiving party and kept confidential and subject to the terms of this Agreement or, at the election of the other party, destroyed.


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

            (d) This Section 7.7 shall be inoperative as to such portions of the Confidential Information which (i) are or become generally available to the public other than as a result of a disclosure by the receiving party or its representatives which is not required by law; (ii) become available to the receiving party from a source with no obligation of confidentiality to the other party; (iii) describe technology independently developed by the receiving party; or (iv) were known to the receiving party on a non-confidential basis prior to its disclosure to the receiving party by the supplying party or one of its representatives.

            (e) In the event that a receiving party or any of its representatives is requested or becomes legally compelled (by written or oral interrogatories, subpoena, civil or criminal investigative demand or similar process) to disclose any of the Confidential Information for purposes not permitted by this Agreement, the receiving party will provide the supplying party with prompt written notice so that the supplying party may seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this Agreement. In the event that such protective order or other remedy is not obtained, or that the supplying party waives compliance with the provisions of this Agreement, the receiving party will furnish only that portion of the Confidential Information which is legally required, and will exercise good faith efforts to obtain reliable assurance that confidential treatment will be accorded the Confidential Information.

            (f) Each party agrees that the other parties shall be entitled to equitable relief, including injunction and specific performance, in the event of any breach of the provisions of clause (a), (b), (c) or (e) of this Section 7.7. Such remedies shall not be deemed to be the exclusive remedies for a breach of this Section 7.7 by any party or its representatives but shall be in addition to all other remedies available at law or equity.

            (g) It is further understood and agreed that no failure or delay by any party in exercising any right, power or privilege under this Section 7.7 shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise of such any right, power or privilege hereunder.

      7.8   CERTAIN PROVISIONS RELATED TO CONSENTS

      SpaceLogic shall use commercially reasonable efforts prior to and after the Closing to obtain all consents that are required in connection with the transactions contemplated by this Agreement and the other Operative Documents. SpaceLogic shall not obtain any consent that will affect SpaceLogic to its economic detriment. SpaceLogic shall cooperate as reasonably necessary or desirable to secure the third party consents, including, without limitation, providing to such third party information, including financial information; provided, however, that SpaceLogic shall not be required to incur any liability or obligation in connection therewith, other than for the underlying matter for which such consent was obtained as in effect immediately prior to such consent.


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

      7.9   FURTHER ACTS

      After the Closing Date, each party hereto, at the request of and without any further cost or expense to the other parties, will take any further actions necessary or desirable to carry out the purposes of this Agreement or any Operative Document, to maintain for MBYI full title to all properties, assets and rights of SpaceLogic and to effect the transfer of the Stock to MBYI and to effect the issuance of the MBYI Stock to the Stockholders and to consummate any other transaction contemplated herein.

      7.10  NOTICE OF CERTAIN EVENTS.

      SpaceLogic shall promptly notify MBYI of:

      (a) any notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with the transactions contemplated by this Agreement or any other Operative Document;

      (b) any notice or other communication from any Governmental Agency in connection with the transactions contemplated by this Agreement or any other Operative Document; and

      (c) any actions, suits, claims, investigations or proceedings commenced or, to its knowledge, threatened against, relating to or involving or otherwise affecting SpaceLogic if pending on the date of this Agreement or that relate to the consummation of the transactions contemplated by this Agreement or any other Operative Document.

      7.11  SEC COMPLIANCE.

      Following the Closing Date, at all times SpaceLogic shall continue to comply with all of the provisions applicable to it of the Exchange Act, unless and until MBYI has sold all or substantially all of its assets in a transaction requiring the approval of its stockholders or merged with and into another issuer.

      7.12  SARBANES-OXLEY ACT OF 2002.

      Unless and until MBYI lists a class of its securities on the New York or American Stock Exchange, it shall comply with all of the provisions of the Sarbanes-Oxley Act of 2002.

      7.13  INVESTOR RELATIONS.

      MBYI shall appoint a public relations firm and an investor relations firm reasonably satisfactory to Baytree LLC for a period of three (3) years following the Closing.


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

      7.14  DIRECTORS' AND OFFICERS' INSURANCE.

      MBYI shall either (a) maintain MBYI's current directors' and officers' liability insurance policy or (b) obtain a replacement directors' and officers' liability insurance policy providing the same or greater amount of coverage, provided that, any such policy shall provide coverage for past acts of the Board of Directors of MBYI prior to the Closing.

      7.15  PIGGYBACK REGISTRATION RIGHTS.

      (a) If MBYI proposes to make a registered public offering of any of its securities under the Act (other than a registration statement (i) on Form S-4, S-8, or any successor form thereto or (ii) filed in connection with an offering made solely to employees of the MBYI), whether or not for its own account, the MBYI shall, not less than 15 days prior to the proposed filing date of the registration statement, give written notice of the proposed registration to each Stockholder and, at the written request of a Stockholder delivered to the MBYI within 15 days after receipt of notice, shall include in the registration (a "Piggyback Registration"), all MBYI Common Stock as may have been designated in each Stockholder's request. Each Stockholder will be permitted to withdraw all or any of its securities from a registration statement at any time prior to the effective date of such registration statement.

      (b) Notwithstanding Section 7.15(b) above, if the managing underwriter or underwriters of such offering advise that the total amount of securities proposed to be included in a registration statement by MBYI, the Stockholders, and any other persons having rights to participate in such registration, will adversely affect the success of the offering, the amount of securities to be included therein for the account of all other persons other than MBYI and any persons having registration rights senior to those of the Stockholders will be reduced (to zero if necessary) pro rata in proportion to the number of shares held by each such person to the extent necessary to reduce the total amount of securities to be included in such offering to the amount recommended by such managing underwriter or underwriters.

      (c) MBYI shall pay all expenses incurred in connection with all registrations pursuant to Section 7.15 hereof, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, underwriting discounts, fees and expenses (other than such Stockholder's pro rata portion of any underwriting discounts, selling commissions and special counsel fees or more than one counsel for the selling stockholders or the equivalent thereof), printing expenses, messenger and delivery expenses, and fees and expenses of counsel for MBYI and all independent certified public accountants and other persons retained by MBYI.

      7.16  TRANSFER OF EXCLUDED ASSETS

      Notwithstanding anything to the contrary contained herein, on or before the Closing, certain assets of MBYI, as set forth in Schedule 7.16 herein (the "Excluded Assets") shall be transferred to or be distributed to the pre-closing stockholders of MBYI as a dividend or pursuant to a mechanism to be determined by MBYI; provided that, in the event that any such transfer shall trigger a tax liability to MBYI, the Cash Balance, as defined above, shall be increased to reflect such tax liability related to such transfer in an amount as determined, in writing, by MBYI's certified public accountants.


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

      7.17  ADDITIONAL SHARES REGARDING CERTAIN FUTURE PAYMENTS RECEIVABLES

      A. In the event that, as of the Closing, the amount of the Future Payments Receivable actually due and payable to MBYI shall be less than the amount set forth in Schedule 3.10, the Cash Balance shall be deemed to be increased by the amount by which the Future Payments Receivable shall be less than as set forth in Schedule 3.10.

      B. In the event that any of the Future Payments Receivables due from IMSI on or about June 2, 2005 (in the amount of $666,667) and October 19, 2005 (in the amount of $75,000), and the Future Payments Receivable due from Aladdin Knowledge Systems due on January 5, 2007 (in the amount of $130,000) shall not be received in full within sixty (60) days of the applicable payment date, the Purchase Price shall be deemed to be increased by one (1) share of MBYI Common Stock for each $0.45 not paid by IMSI, such additional shares of MBYI Common Stock to be issued to the SpaceLogic Stockholders on a pro rata basis.

      C. In the event that payment of any of the Secured Obligations due from IMSI shall be not be received in full within sixty (60) days of the applicable payment date; and further, provided that, MBYI shall not receive payment of an equivalent amount via the mechanism set forth in the Baytree Agreement, the Purchase Price shall be deemed to be increased by one (1) share of MBYI Common Stock for each $0.45 not paid by IMSI, such additional shares of MBYI Common Stock to be issued to the SpaceLogic Stockholders on a pro rata basis.

      7.18  RIGHT OF MBYI TO EFFECT TRANSACTION WITH NEWLY FORMED SUBSIDIARY.

      MBYI shall have the right and option, at its discretion, prior to the Closing, to effect the Transaction with SecureLogic, [Inc.], a newly formed Delaware corporation ("SecureLogic"), wholly-owned by MBYI in the stead of MBYI, provided that such election by MBYI shall not affect the representations and warranties or duties and obligations (other than altering the parties to the Transaction) made by MBYI to SpaceLogic and the Stockholders. MBYI shall exercise such right by providing notice thereof to SpaceLogic, prior to the Closing, in accordance with the notice provisions herein.

                                 ARTICLE VIII -
                         DOCUMENTS DELIVERED AT CLOSING

      8.1   DOCUMENTS AT CLOSING.

      At the Closing, the following documents shall be delivered:

      (a) SpaceLogic shall deliver, or shall cause to be delivered, to MBYI the following:


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            (i) a certificate executed by the President and Secretary of
SpaceLogic to the effect that all representations and warranties made by SpaceLogic under this Agreement are true and correct as of the Closing, the same as though originally given to MBYI on said date;

            (ii) such other instruments, documents and certificates, if any, as are required to be delivered pursuant to the provisions of this Agreement;

            (iii) certified copies of resolutions adopted by the directors of SpaceLogic authorizing this transaction;

            (iv) SpaceLogic's certified audit for the period ended December 31, 2004; and

            (v) all other items, the delivery of which is a condition precedent to the obligations of MBYI as set forth herein.

      (b) MBYI will deliver or cause to be delivered to SpaceLogic:

            (i) stock certificates representing the shares of MBYI Common Stock to be issued to the Stockholders as the Purchase Price;

            (ii) a certificate of the President of MBYI, to the effect that all representations and warranties of MBYI made under this Agreement are true and correct as of the Closing, the same as though originally given to SpaceLogic on said date;

            (iii) certified copies of resolutions adopted by MBYI's board of directors authorizing the transaction contemplated hereunder and all related matters described herein;

            (iv) certificate from the jurisdiction of incorporation of MBYI dated at or about the Closing Date that MBYI is in good standing under the laws of said state;

            (v) such other instruments and documents as are required to be delivered pursuant to the provisions of this Agreement; and

            (vi) resignations of the officers and directors of MBYI.

                            ARTICLE IX - TERMINATION

      This Agreement may be terminated at any time prior to the Closing:

      (a) by the mutual consent of SpaceLogic and MBYI

      (b) by either SpaceLogic or MBYI if the other parties shall have substantially and materially breached their agreements hereunder; provided, however, that SpaceLogic may not terminate this Agreement for a breach by the Stockholders. Furthermore, this Agreement shall not be terminated (nor shall any other action be taken) for any breach hereunder, unless the party seeking


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

termination shall have provided to all other parties written notice describing the breach with sufficient specificity to permit cure thereof and the other parties shall have a reasonable opportunity (of not less than 30 days) to cure such breach. In the event of such cure, the cured breach shall be deemed a nullity and no action of any nature arising out of such nullified breach, against the breaching party shall be permitted; or

      (c) by either SpaceLogic or MBYI if the Closing has not occurred by April 30, 2005; provided that the party electing to terminate has used its best efforts to consummate the Closing prior to April 30, 2005.

      In the event of any termination pursuant to this Article IX (other than pursuant to clause (a) above), written notice setting forth the reasons therefor shall forthwith be given by the terminating party to the other parties hereto. Such termination shall not prejudice any party's right to seek remedies for another party's breach of this Agreement. All provisions of this Agreement regarding confidentiality and non-disclosure shall survive the termination of this Agreement.

                               ARTICLE X - GENERAL

      10.1  EXPENSES

      Whether or not the transactions contemplated by this Agreement are consummated, each party shall pay its own fees and expenses incident to the negotiation, preparation and carrying out of this Agreement and the Operative Documents (including legal and accounting fees and expenses), provided that, should any action be brought hereunder, the attorneys' fees and expenses of the prevailing party shall be paid by the other party to such action.

      10.2  AMENDMENT

      SpaceLogic, MBYI and the Stockholders may amend, modify or supplement this Agreement at any time, but only in writing duly executed on behalf of each of the parties to be bound thereby.

      10.3  INDEMNIFICATION AND SURVIVAL OF WARRANTIES

            10.3.1 (a) SpaceLogic and the Stockholders agree to indemnify, MBYI, its successors and assigns, and the officers, directors, affiliates, employees, controlling Persons and agents of the foregoing, and to hold each of them harmless against and in respect of any and all losses, damages, Taxes, penalties or other additions to Taxes, costs and expenses, including attorneys' and accountants' fees incurred by any of them by reason of (i) a breach of any of the representations or warranties made by SpaceLogic or the Stockholders in this Agreement or the Operative Documents or (ii) the nonperformance (whether partial or total) of any covenants or agreements made by SpaceLogic or the Stockholders in this Agreement or the Operative Documents.


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

            (b) MBYI agrees to indemnify and to hold harmless the Stockholders and his successors, assigns heirs, and legatees against and in respect of all losses, damages, Taxes, penalties or other additions to Taxes, costs and expenses, including attorneys' and accountants' fees incurred by any of them by reason of (i) a breach of any of the representations or warranties made by MBYI in this Agreement or the Operative Documents or (ii) the nonperformance (whether partial or total) of any covenants or agreements made by MBYI in this Agreement or the Operative Documents. The representations and warranties of MBYI contained in this Agreement shall not survive the Closing.

            10.3.2 If any Person entitled to indemnification pursuant to Section
10.3.1 hereof (an "Indemnitee") is threatened in writing with any claim, or any claim is presented in writing to, or any action or proceeding is formally commenced against, any of the Indemnitees which may give rise to the right of indemnification hereunder, the Indemnitee will promptly give written notice thereof to each indemnifying party; provided, however, that any delay by an Indemnitee in so notifying the indemnifying party shall not relieve the indemnifying party of any liability to any of the Indemnitees hereunder except to the extent that the indemnifying party shall have been actually prejudiced as a result of such failure.

            10.3.3 The indemnifying party or parties, by delivery of written notice to an Indemnitee within 30 days of notice of claim to indemnity from an Indemnitee, may elect to assume the defense of such claim, action or proceeding at the expense of the indemnifying party; provided, however, that (a) unless such written notice shall be accompanied by a written agreement of each indemnifying party acknowledging the liability of the indemnifying parties to the Indemnitees as a result of this Agreement for any indemnified damage which any Indemnitee might incur or suffer as a result of such claim, action or proceeding or the contesting thereof, each indemnifying party shall be jointly and severally liable for the attorneys' fees and expenses of the Indemnitee, if any, incurred in connection with defending such claim; (b) counsel undertaking such defense shall be reasonably acceptable to the Indemnitee; (c) the indemnifying parties shall mutually elect to contest such claim, action or proceeding and shall conduct and settle such contest in a joint manner, and if the indemnifying parties shall fail at any time to agree, the Indemnitee shall have no obligation to contest such claim, action or proceeding and (d) if the Indemnitee requests in writing that such claim, action or proceeding not to be contested, then it shall not be contested but shall not be covered by the indemnities provided herein. The indemnifying parties may settle an indemnifiable matter after delivering a written description of the proposed settlement to and receiving consent from the Indemnitee. In the event the Indemnitee unreasonably declines to consent to such settlement, then the Indemnitee shall have no right to indemnification beyond the amount of the proposed settlement. In the event the indemnifying parties jointly elect to contest an indemnifiable matter, MBYI and the Stockholders shall permit each other reasonable access, subject to the provisions of Section 7.9 hereof, to their respective books and records and shall otherwise cooperate in connection with such claim. If the indemnifying parties do not jointly elect to contest an indemnifiable matter, they shall cooperate with the Indemnitee to the extent any of them has knowledge of facts or circumstances relating to such matter, and the Indemnitee shall have the exclusive right to prosecute, defend, compromise, settle or pay any claim, but the Indemnitee shall not be obligated to do so; provided, however, that, should the Indemnitee elect not to exercise its right exclusively to prosecute, defend, compromise, settle or pay such claim, any indemnifying party may elect to do so at its sole expense.


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

            10.3.4 The representations and warranties of SpaceLogic and the Stockholders contained in this Agreement shall survive the Closing for a period of three (3) years from the Closing.

            10.3.5 Indemnity obligations hereunder of SpaceLogic and the Stockholders shall be limited in that the same shall be satisfied solely by offsetting any amounts due from the Stockholders against shares of MBYI Common Stock which are issuable to the Stockholders pursuant to Section 1.3 above, such shares to be valued at the time that any such payment is to be made.

      10.6  COUNTERPARTS

      This Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      10.7  HEADINGS

      The headings preceding the text of Articles and Sections of this Agreement are for convenience only and shall not be deemed parts thereof

      10.8  APPLICABLE LAW

      This Agreement, including all matters of construction, validity and performance, shall be governed by and construed and enforced in accordance with the laws of the state of Delaware, as applied to contracts executed and to be fully performed in such state by citizens of such state.

      10.9  PARTIES IN INTEREST; ASSIGNMENT

      All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and permitted assigns of the parties hereto, whether herein so expressed or not, but neither this Agreement nor any of the rights, interests or obligations hereunder of any party hereto shall be assigned without the prior written consent of the other parties; provided that (a) any Stockholder shall be permitted to assign its consideration payable hereunder to any third party and (b) any Stockholder which is a corporation may assign its rights and obligations under this Agreement to the principal stockholder of such corporation, or to the principal stockholder of the parent corporation of such stockholder. This Agreement is not intended, nor shall it be construed, to confer any enforceable rights on any Person not a party hereto.

      10.10 NOTICES

      Any notice or demand desired or required to be given hereunder shall be in writing given by personal delivery or certified or registered mail, reputable overnight courier service, telegram or confirmed facsimile transmission, addressed as respectively set forth below or to such other address as any party shall have previously designated by such a notice, The effective date of any notice or request shall be three days from the date it is mailed by the addressor, upon delivery of the courier package if it is sent by courier, upon delivery to a telegraph company properly addressed with charges prepaid, upon confirmation of a successful facsimile transmission, or in any event upon personal delivery.

      Notices to MBYI, SpaceLogic and the Stockholders shall be sent as follows:

      Monterey Bay Tech, Inc.
      245 Westridge Drive
      Watsonville, CA 95076-4159
      Fax: (831) 761-6201
      Attention: Jonathan Kahn, CEO

      with copies to:

      Cyruli Shanks & Zizmor, LLP
      420 Lexington Avenue
      Suite 2020
      New York, NY 10170
      Attention: Paul Goodman

      To SpaceLogic and the Stockholders:

      43 Hamelacha St.
      Netanya, Israel 42505
      Attn: Gary Koren

      As set forth below each Stockholders name.

      with copies to:

      Fischer, Behar, Chen & Co.
      3 Daniel Frisch Street
      Tel Aviv 64731
      Israel
      Attn: Reuven Behar, Adv.

      10.11 PUBLICITY

      Until the Closing, neither SpaceLogic nor the Stockholders shall make or issue, or cause to be made or issued, any announcement or written statement concerning this Agreement or the transactions contemplated hereby for dissemination to the general public without the prior consent of MBYI.

      Except as required by law, MBYI shall not make any public announcements regarding the transaction contemplated herein without the consent of SpaceLogic, not to be unreasonably withheld. Any press release or other public disclosure, and any Form 8-K report prepared for filing by MBYI, shall be reviewed and commented on by SpaceLogic prior to its publication, such review and comment by SpaceLogic to be completed within one (1) business day.

      IN WITNESS WHEREOF, the parties hereto have entered into and signed this Agreement as of the date and year first above written.

                                              MONTEREY BAY TECH, INC.


                                              By:/s/ Jonathan Kahn
                                              ----------------------------
                                              Its: Chief Executive Officer

                                              SPACELOGIC, LTD.


                                              By: /s/ Gary Koren
                                              ----------------------------
                                              Its: President

                                              THE STOCKHOLDERS:


                                              /s/ Gary Koren
                                              ----------------------------
                                              Gary Koren
                                              10 Almog St.
                                              P.O.B. 1551
                                              Arsuf, Israel


                                              /s/ Michael Klein
                                              ----------------------------
                                              Michael Klein
                                              5/24 Hataniem St.
                                              Herzelia, Israel

                                              /s/ Milton Gross
                                              ----------------------------
                                              Milton Gross
                                              65 Rotschild St.
                                              Kadima, Israel


                                              /s/ Iftach Yeffet
                                              ----------------------------
                                              Iftach Yeffet
                                              18 Ela St.
                                              Mazkeret-Batya, Israel

The Remaining SecureLogic (Israel) Stockholder, for purposes of Article II only of this Agreement as specified therein.


                                              /s/ Shalom Dolev
                                              ----------------------------
                                              Shalom Dolev
                                              3 Hadas St.
                                              Ramat-Gan, Israel

                            STOCK PURCHASE AGREEMENT

      This AGREEMENT made this 17th day of February, 2005, between by and among Monterey Bay Tech, Inc., a Nevada corporation ("MBYI" or the "Purchaser"), and Shalom Dolev (the "Stockholder").

                                    RECITALS

      A. WHEREAS, MBYI has entered into that certain Stock Purchase Agreement of even date herewith for the purchase of all of the issued and outstanding capital stock of SpaceLogic, Ltd., ("SpaceLogic") an Israeli corporation (the "SpaceLogic Stock Purchase Agreement").

      B. WHEREAS, SpaceLogic owns 85% of the issued and outstanding capital stock of SecureLogic, Ltd. an Israeli corporation ("SecureLogic").

      C. WHEREAS, Stockholder owns the remaining 15% of the issued and outstanding capital stock of SecureLogic and together, SpaceLogic and Stockholder own all of issued and outstanding capital stock of SecureLogic.

      D. WHEREAS, simultaneously with the purchase of SpaceLogic, MBYI desires to purchase all of Stockholder's capital stock in SecureLogic and Stockholder desires to sell the same to MBYI.

                                    AGREEMENT

      In consideration of the terms hereof, the parties hereto agree as follows:

                     ARTICLE I - PURCHASE AND SALE OF STOCK

      1.1   PURCHASE AND SALE OF STOCK

      Subject to the terms and conditions hereof, on the Closing Date (as defined below), Stockholder shall sell, convey, transfer, assign and deliver to MBYI, and MBYI shall purchase from Stockholder 2,510 Ordinary Shares, ___ NIS par value of SecureLogic (the "Shares").

      1.2   THE CLOSING

      The closing of this Agreement (the "Closing") shall occur simultaneously with the Closing of the SpaceLogic Stock Purchase Agreement. At the Closing, each of the parties hereto shall deliver all such documents, instruments, certificates and other items as may be required under this Agreement or the Operative Documents (as defined in Section 2.3 hereof) or otherwise.

      1.3   PURCHASE PRICE

      Subject to the terms and conditions of this Agreement, the total purchase price for the Shares shall be 3,520,472 (the "Purchase Price") newly-issued shares of common stock of MBYI, par value $.001 per share (the "MBYI Common Stock") to be paid to Stockholder. Stockholder specifically acknowledges that the Purchase Price constitutes and represents a 9.99% pro rata portion of the 36,863,578 shares of MBYI Common Stock which are designated as the Consideration Shares in the SpaceLogic Stock Purchase Agreement and that the Purchase Price hereunder shall not be in addition to the shares of MBYI Common Stock to be issued pursuant to the SpaceLogic Stock Purchase Agreement, it being the intent of the party that the total consideration for the purchase by MBYI of SpaceLogic and SecureLogic will be 36,363,578 shares of MBYI Common Stock.

      1.4   ASSISTANCE IN CONSUMMATION OF THE PURCHASE AND SALE OF STOCK

      Stockholder and MBYI shall provide all reasonable assistance to, and shall cooperate with, each other to bring about the consummation of the purchase and sale of the Shares and the other transactions contemplated herein as soon as possible in accordance with the terms and conditions of this Agreement.

      1.5   TAX AND ACCOUNTING CONSEQUENCES

      It is intended by the parties hereto that the transaction contemplated herein shall constitute a reorganization within the meaning of Section 368 of the Code. The parties hereto adopt this Agreement as a "plan of reorganization" within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the United States Income Tax Regulations.

          ARTICLE II - REPRESENTATIONS AND WARRANTIES OF STOCKHOLDER.

      Stockholder represents and warrants to MBYI that, as of the date hereof and as of the Closing (which representations and warranties shall survive the Closing to the extent provided in Section 7 hereof), all as follows in this
Article II

      2.1   GOOD TITLE

      Stockholder represents that he owns the Shares free and clear of any lien, encumbrance, adverse claim, restriction on sale or transfer (other than restrictions imposed by applicable securities laws), preemptive right or option.

      2.2   ORGANIZATION, GOOD STANDING

      SecureLogic is a corporation duly organized and validly existing under the laws of the State of Israel. SecureLogic has all requisite power and authority to own its assets, those properties and conduct those businesses presently owned or conducted by it, and is duly qualified to do business as it is now being conducted and is in good standing in the jurisdiction where the property owned, leased or used by it or the conduct of its business makes such qualification necessary, except where the lack of such qualification does not have a material adverse effect on SecureLogic.

      2.3   AUTHORIZATION

      Stockholder has full power, right and authority to enter into this Agreement and each of the documents to which it or he is a party (collectively, the "Operative Documents"), and to carry out the transactions contemplated hereby and thereby. This Agreement has been, and each Operative Document to which Stockholder is a party will be, on the Closing Date, duly executed and delivered by Stockholder, as applicable, and this Agreement is, and each Operative Document to which Stockholder is a party will be, on the Closing Date, a legal, valid and binding obligation of Stockholder, enforceable against Stockholder in accordance with its respective terms of this Agreement and each such Operative Document, subject, as to enforceability, to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws of general applicability affecting the rights of creditors and to general principles of equity.

      2.4   AUTHORIZED CAPITALIZATION

      SecureLogic's authorized capital stock consists solely of shares of Ordinary Stock ___ NIS par value (the "Common Stock") of which 16,733 shares are issued and outstanding on the date of this Agreement and entirely held by Stockholder and SpaceLogic, Ltd. All issued and outstanding shares of SecureLogic Common Stock are validly issued, fully paid and nonassessable. There are no outstanding or authorized subscriptions, options, warrants, calls, rights, commitments or other agreements of any character which obligate or may obligate SecureLogic to issue any additional shares of any of its capital stock or any securities convertible into or evidencing the right to subscribe for any shares of any such capital stock. There are no voting trusts or other agreements or understandings with respect to the capital stock of SecureLogic to which Stockholder is a party or by which Stockholder is bound. Stockholder is not indebted to SecureLogic and SecureLogic is not indebted to Stockholder.

      2.5   NO APPROVALS OR NOTICES REQUIRED; NO CONFLICTS WITH INSTRUMENTS

      The execution, delivery and performance of this Agreement and the Operative Documents by Stockholder and the consummation of the transactions contemplated hereby and thereby will not in any way which would (a) constitute a violation (with or without the giving of notice or lapse of time, or both) of any provision of law or any judgment, decree, order, regulation or rule of any court or other governmental authority applicable to SecureLogic or Stockholder,
(b) require any consent, approval or authorization of, or declaration, filing or registration with, any person, corporation, partnership, joint venture, association, organization, other entity or governmental or regulatory authority (a "Person") (the consent of all such Persons to be duly obtained by SecureLogic and Stockholder at or prior to the Closing), (c) result in a default (with or without the giving of notice or lapse of time, or both) under, acceleration or termination of, or the creation in any party of the right to accelerate, terminate, modify or cancel, any agreement, lease, note or other restriction, encumbrance, obligation or liability to which SecureLogic or Stockholder is a party or by which either of them is bound or to which any of their assets are subject, (d) result in the creation of any lien or encumbrance upon the assets of SecureLogic or upon the SecureLogic Common Stock, (e) conflict with or result in a breach of or constitute a default under any provision of the Certificate of Incorporation or By-Laws of SecureLogic, or (f) invalidate or adversely affect any permit, license, authorization or status used in the conduct of the business of SecureLogic

      2.6   FULL DISCLOSURE

      No information furnished by Stockholder to MBYI in this Agreement is false or misleading in any material respect in light of the circumstances pursuant to which such information was provided. Stockholder has not made any untrue statement of a material fact nor (as Stockholder, knowingly) omitted to state a material fact necessary in order to make the statements made or information delivered in or pursuant to this Agreement, or in or pursuant to the Operative Documents, or in or pursuant to closing certificates executed or delivered by Stockholder in light of the circumstances in which they were made, not materially misleading.

      2.7   INVESTMENT REPRESENTATIONS

      (a) Investment. Stockholder shall receive the MBYI Common Stock with no intention of distributing or reselling the MBYI Common Stock or any part thereof, or interest therein, in any transaction which would be in violation of the securities laws of the United States or any state thereof, without prejudice, however, to Stockholder's rights at all times to sell or otherwise dispose of all or any part of the MBYI Common Stock under an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), or under an exemption from such registration requirements available under the Securities Act and applicable state securities laws.

      (b) Exempt Transaction. Stockholder understands that the MBYI Common Stock received or to be received by Stockholder pursuant to this Agreement has not been registered under the Securities Act by reason of its sale in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act pursuant to Section 4(2) thereof, and that Stockholder will have to hold the MBYI Common Stock and bear the economic risk of such investment indefinitely, unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration.

      (c) Experience. Stockholder acknowledges that Stockholder and Stockholder's representatives are experienced in, and capable of, evaluating the financial condition and prospects of corporations like MBYI. Stockholder has had access to the records of MBYI and has had the opportunity to ask questions concerning MBYI and an investment in the MBYI Common Stock.

      (d) No Intention to Dispose of Stock. Stockholder has no any current plan or intention, or is under any binding commitment or contract, to sell, exchange or otherwise dispose of the MBYI Common Stock received hereunder.

                        ARTICLE III- REPRESENTATIONS AND
                               WARRANTIES OF MBYI

      Except as is otherwise described in the applicable Schedules, MBYI represents and warrants to Stockholder, as of the date of this Agreement and as of the Closing, all as follows in this Article III:

      3.1   ORGANIZATION, GOOD STANDING

      MBYI is a corporation duly organized, validly existing and in good standing under the laws of the States of Nevada, and has all requisite corporate power and authority to own, operate and lease their properties and assets and to carry on their businesses as now conducted.

      3.2   AUTHORITY

      MBYI has full corporate power and authority to execute, deliver and perform this Agreement and the Operative Documents to which either is a party and to carry out the transactions contemplated hereby and thereby. This Agreement has been, and each Operative Document to which MBYI is a party will be, on the Closing Date, duly executed and delivered by MBYI, and this Agreement is, and each Operative Document to which MBYI is a party will be, on the Closing Date, a legal, valid and binding obligation of MBYI, enforceable against MBYI in accordance with its terms, subject as to enforceability, to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws of general applicability affecting the rights of creditors and to general principles of equity.

      3.3   NO APPROVALS OR NOTICES REQUIRED; NO CONFLICTS WITH INSTRUMENTS

      The execution, delivery and performance of this Agreement and the Operative Documents by MBYI, the issuance of the MBYI Common Stock to Stockholder and the consummation of the transactions contemplated hereby and by the Operative Documents will not (a) constitute a violation (with or without the giving of notice or lapse of time, or both) of any provision of law or any judgment, decree, order, regulation or rule of any court or other governmental authority applicable to MBYI, (b) require any consent, approval or authorization of, or declaration, filing or registration with, any Person, (c) result in a default (with or without the giving of notice or lapse of time, or both) under, acceleration or termination of, or the creation in any party of the right to accelerate, terminate, modify or cancel, any agreement, lease, note or other restriction, encumbrance, obligation or liability to which MBYI is a party or by which either is bound or to which any of their assets are subject, (d) result in the creation of any material lien or encumbrance upon the assets of MBYI or the MBYI Common Stock delivered as the Purchase Price, (e) conflict with or result in a breach of or constitute a default under any provision of the charter documents of MBYI, or (f) invalidate or adversely affect any permit, license, authorization or status used in the conduct of the business of MBYI.

                ARTICLE IV - CONDITIONS PRECEDENT TO OBLIGATIONS
                                     OF MBYI

      The obligations of MBYI to perform and observe the covenants, agreements and conditions hereof to be performed and observed by them at or prior to the Closing Date shall be subject to the satisfaction of the following conditions on or prior to the Closing Date, which condition may be expressly waived in writing by MBYI

      4.1   ACCURACY OF REPRESENTATIONS AND WARRANTIES

      The representations and warranties of Stockholder contained herein and in the Operative Documents shall have been true in all material respects when made and shall be true in all material respects as of the Closing Date as though made on that date, except as affected by transactions contemplated hereby and except to the extent that such representations and warranties are made as of a specified date, in which case such representations and warranties shall be true as of the specified date.

      4.2   SPACELOGIC CLOSING

      The Closing of the SpaceLogic Stock Purchase Agreement has occurred.

      4.3   PERFORMANCE OF AGREEMENT

      Stockholder shall have performed all obligations and agreements and complied with all covenants and conditions contained in this Agreement or any Operative Document to be performed and complied with by them at or prior to the Closing Date.

      4.4   STOCKHOLDER'S CERTIFICATES

      Stockholder shall have delivered to MBYI a certificate, dated the Closing Date, stating that the representations and warranties of Stockholder contained in this Agreement which are qualified as to materiality shall be true and correct on and as of the Closing Date as though such representations and warranties were made anew on and as of the Closing Date.

               ARTICLE V - CONDITIONS PRECEDENT TO OBLIGATIONS OF
                                  STOCKHOLDER

      The obligations of Stockholder to perform and observe the covenants, agreements and conditions hereof to be performed and observed by them at or prior to the Closing Date shall be subject to the satisfaction of the following conditions on or prior to the Closing Date.

      5.1   ACCURACY OF REPRESENTATIONS AND WARRANTIES

      The representations and warranties of MBYI contained herein and in the Operative Documents shall have been true in all material respects when made and shall be true in all material respects as of the Closing Date as though made on that date, except as affected by transactions contemplated hereby and except and to the extent that such representations and warranties are made as of a specified date, in which case such representations and warranties shall be true in all material respects as of the specified date.

      5.2   SPACELOGIC CLOSING.

      The Closing of the SpaceLogic Stock Purchase Agreement has occurred.

      5.3   PERFORMANCE OF AGREEMENT

      MBYI shall have performed all obligations and agreements and complied with all covenants and conditions contained in this Agreement or any Operative Document to be performed and complied with by them at or prior to the Closing Date.

      5.4   OFFICERS' CERTIFICATE

      MBYI shall have delivered to Stockholder a certificate, dated the Closing Date, stating that the representations and warranties of MBYI contained in this Agreement which are qualified as to materiality shall be true and correct on and as of the Closing Date as though such representations and warranties were made anew on and as of the Closing Date.

                            ARTICLE VI - TERMINATION

      This Agreement may be terminated at any time prior to the Closing:

      (a) by the mutual consent of Stockholder and MBYI

      (b) by either Stockholder or MBYI in the event of a termination of the SpaceLogic Stock Purchase Agreement.

                              ARTICLE VII - GENERAL

      7.1   EXPENSES

      Whether or not the transactions contemplated by this Agreement are consummated, each party shall pay its own fees and expenses incident to the negotiation, preparation and carrying out of this Agreement and the Operative Documents (including legal and accounting fees and expenses), provided that, should any action be brought hereunder, the attorneys' fees and expenses of the prevailing party shall be paid by the other party to such action.

      7.2   AMENDMENT

      MBYI and Stockholder may amend, modify or supplement this Agreement at any time, but only in writing duly executed on behalf of each of the parties to be bound thereby.

      7.3   INDEMNIFICATION AND SURVIVAL OF WARRANTIES

            7.3.1 (a) Stockholder agrees to indemnify, MBYI, its successors and assigns, and the officers, directors, affiliates, employees, controlling Persons and agents of the foregoing, and to hold each of them harmless against and in respect of any and all losses, damages, costs and expenses, including attorneys' and accountants' fees incurred by any of them by reason of (i) a breach of any of the representations or warranties made by Stockholder in this Agreement or the Operative Documents or (ii) the nonperformance (whether partial or total) of any covenants or agreements made by Stockholder in this Agreement or the Operative Documents.

            (b) MBYI agrees to indemnify and to hold harmless Stockholder and his successors, assigns heirs, and legatees against and in respect of all losses, damages, costs and expenses, including attorneys' and accountants' fees incurred by any of them by reason of (i) a breach of any of the representations or warranties made by MBYI in this Agreement or the Operative Documents or (ii) the nonperformance (whether partial or total) of any covenants or agreements made by MBYI in this Agreement or the Operative Documents. The representations and warranties of MBYI contained in this Agreement shall not survive the Closing.

            7.3.2 If any Person entitled to indemnification pursuant to Section
7.3.1 hereof (an "Indemnitee") is threatened in writing with any claim, or any claim is presented in writing to, or any action or proceeding is formally commenced against, any of the Indemnitees which may give rise to the right of indemnification hereunder, the Indemnitee will promptly give written notice thereof to each indemnifying party; provided, however, that any delay by an Indemnitee in so notifying the indemnifying party shall not relieve the indemnifying party of any liability to any of the Indemnitees hereunder except to the extent that the indemnifying party shall have been actually prejudiced as a result of such failure.

            7.3.3 The indemnifying party or parties, by delivery of written notice to an Indemnitee within 30 days of notice of claim to indemnity from an Indemnitee, may elect to assume the defense of such claim, action or proceeding at the expense of the indemnifying party; provided, however, that (a) unless such written notice shall be accompanied by a written agreement of each indemnifying party acknowledging the liability of the indemnifying parties to the Indemnitees as a result of this Agreement for any indemnified damage which any Indemnitee might incur or suffer as a result of such claim, action or proceeding or the contesting thereof, each indemnifying party shall be jointly and severally liable for the attorneys' fees and expenses of the Indemnitee, if any, incurred in connection with defending such claim; (b) counsel undertaking such defense shall be reasonably acceptable to the Indemnitee; (c) the indemnifying parties shall mutually elect to contest such claim, action or proceeding and shall conduct and settle such contest in a joint manner, and if the indemnifying parties shall fail at any time to agree, the Indemnitee shall have no obligation to contest such claim, action or proceeding and (d) if the Indemnitee requests in writing that such claim, action or proceeding not to be contested, then it shall not be contested but shall not be covered by the indemnities provided herein. The indemnifying parties may settle an indemnifiable matter after delivering a written description of the proposed settlement to and receiving consent from the Indemnitee. In the event the Indemnitee unreasonably declines to consent to such settlement, then the Indemnitee shall have no right to indemnification beyond the amount of the proposed settlement. In the event the indemnifying parties jointly elect to contest an indemnifiable matter, the Surviving Corporation, MBYI and Stockholder shall permit each other reasonable access, subject to the provisions of Section

7.9 hereof, to their respective books and records and shall otherwise cooperate in connection with such claim. If the indemnifying parties do not jointly elect to contest an indemnifiable matter, they shall cooperate with the Indemnitee to the extent any of them has knowledge of facts or circumstances relating to such matter, and the Indemnitee shall have the exclusive right to prosecute, defend, compromise, settle or pay any claim, but the Indemnitee shall not be obligated to do so; provided, however, that, should the Indemnitee elect not to exercise its right exclusively to prosecute, defend, compromise, settle or pay such claim, any indemnifying party may elect to do so at its sole expense.

            7.3.4 The representations and warranties of Stockholder contained in this Agreement shall survive the Closing for a period of three (3) years from the Closing.

            7.3.5 Indemnity obligations hereunder of Stockholder shall be limited in that the same shall be satisfied solely by offsetting any amounts due from Stockholder against shares of MBYI Common Stock which are issuable to Stockholder pursuant to Section 1.3 above, such shares to be valued at the time that any such payment is to be made.

      7.6   COUNTERPARTS

      This Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      7.7   HEADINGS

      The headings preceding the text of Articles and Sections of this Agreement are for convenience only and shall not be deemed parts thereof

      7.8   APPLICABLE LAW

      This Agreement, including all matters of construction, validity and performance, shall be governed by and construed and enforced in accordance with the laws of the state of Delaware, as applied to contracts executed and to be fully performed in such state by citizens of such state.

      7.9   PARTIES IN INTEREST; ASSIGNMENT

      All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and permitted assigns of the parties hereto, whether herein so expressed or not, but neither this Agreement nor any of the rights, interests or obligations hereunder of any party hereto shall be assigned without the prior written consent of the other parties; provided that Stockholder shall be permitted to assign its consideration payable hereunder to any third party. This Agreement is not intended, nor shall it be construed, to confer any enforceable rights on any Person not a party hereto.

      7.10  NOTICES

      Any notice or demand desired or required to be given hereunder shall be in writing given by personal delivery or certified or registered mail, reputable overnight courier service, telegram or confirmed facsimile transmission, addressed as respectively set forth below or to such other address as any party shall have previously designated by such a notice, The effective date of any notice or request shall be three days from the date it is mailed by the addressor, upon delivery of the courier package if it is sent by courier, upon delivery to a telegraph company properly addressed with charges prepaid, upon confirmation of a successful facsimile transmission, or in any event upon personal delivery.

      Notices to MBYI and Stockholder shall be sent as follows:

      Monterey Bay Tech, Inc.
      245 Westridge Drive
      Watsonville, CA 95076-4159
      Fax: (831) 761-6201
      Attention: Jonathan Kahn, CEO

      with copies to:

      Cyruli Shanks & Zizmor, LLP
      420 Lexington Avenue
      Suite 2020
      New York, NY 10170
      Attention: Paul Goodman

      To Stockholder:

      Shalom Dolev
      3 Hadas St.
      Ramat-Gan, Israel

      10.11 PUBLICITY

      Until the Closing, Stockholder shall make or issue, or cause to be made or issued, any announcement or written statement concerning this Agreement or the transactions contemplated hereby for dissemination to the general public without the prior consent of MBYI.

      IN WITNESS WHEREOF, the parties hereto have entered into and signed this Agreement as of the date and year first above written.

                                              MONTEREY BAY TECH, INC.


                                              By:/s/ Jonathan Kahn
                                              ---------------------------
                                              Its: Chief Executive Officer

                                              Stockholder:


                                              /s/ Shalom Dolev
                                              ----------------------------
                                              Shalom Dolev
                                              3 Hadas St.
                                              Ramat-Gan, Israel

                                                                       EXHIBIT B

                            ACTION BY WRITTEN CONSENT
                                       OF
                                THE STOCKHOLDERS
                                       OF
                             MONTEREY BAY TECH, INC.
                              A NEVADA CORPORATION
                                 MARCH 22, 2005

      Pursuant to the authority of Section 78.320 of the Nevada Revised Statutes ("NRS"), the undersigned, constituting a majority of the stockholders of Monterey Bay Tech, Inc. (the "CORPORATION") do by this writing consent to the following actions and adopt the following resolutions:

APPROVAL OF ACQUISITION OF SPACELOGIC, LTD.

      WHEREAS, the Corporation has negotiated with SpaceLogic, Ltd. ("SpaceLogic") and the stockholders of SpaceLogic for the acquisition of all of the issued and outstanding shares of capital stock of SpaceLogic (the "Transaction") pursuant to that certain Stock Purchase Agreement dated February 17, 2005 by and between the Corporation and SpaceLogic and the stockholders of SpaceLogic as attached hereto as Exhibit A (the "Stock Purchase Agreement"); and

      WHEREAS, the Corporation's Board of Directors has reviewed and unanimously approved the Stock Purchase Agreement and the performance of all of the Corporation's obligations under the Stock Purchase Agreement, including, without limitation, to execute and deliver each of the agreements, instruments and other documents referenced in the Stock Purchase Agreement;

      WHEREAS, the Board of Directors recommends that the stockholders approve the Transaction and recommends that such approval should be in the form of a written consent of a majority of the stockholders of the Corporation.

      NOW, THEREFORE, BE IT RESOLVED, that the terms and provisions of the Stock Purchase Agreement and the Transaction, be and they hereby are approved;

      RESOLVED, that the Transaction be approved on substantially the terms set forth in the Purchase Agreement.

APPROVAL OF AMENDMENT OF ARTICLES OF INCORPORATION TO INCREASE IN NUMBER OF SHARES OF COMMON STOCK AUTHORIZED AND TO CHANGE THE CORPORATION'S NAME.

      WHEREAS, pursuant to the Stock Purchase Agreement, the Corporation is required to amend its Articles of Incorporation in substantially the form attached hereto as Exhibit "B" to increase the number of shares of common stock that the Corporation is authorized to issue from 50,000,000 shares of common stock $0.001 par value to 100,000,000 shares of common stock $0.001 par value and to amend its Articles of Incorporation to change the name of the Corporation to "SecureLogic Corp." (collectively, the "Amendments").

      WHEREAS, the Corporation's Board of Directors has unanimously approved the Amendments;

      WHEREAS, the Amendments will be filed immediately prior to the closing of the Stock Purchase Agreement, and in the event that such closing shall occur, the Amendments shall not be filed; and

      NOW, THEREFORE, BE IT RESOLVED, that the Amendments, be and they hereby are approved.

      APPROVAL OF THE CORPORATION'S 2005 INCENTIVE OPTION PLAN

      WHEREAS, pursuant to the Stock Purchase Agreement, the Corporation is required to adopt a revised incentive option plan;

      WHEREAS, the Corporation's Board of Directors has unanimously approved the 2005 Incentive Stock Plan, in the form attached hereto as Exhibit "C" (the "Plan").

      NOW, THEREFORE, BE IT RESOLVED, that the Plan, be and they hereby is approved.

APPROVAL OF APPOINTMENT OF NEW DIRECTORS

      WHEREAS, SpaceLogic, Ltd. has designated Gary Koren, Shalom Dolev, Cathal Flynn and Sean Deson to be appointed to fill vacancies on the Board of Directors of the Corporation as of the Closing of the Transaction;

      NOW, THEREFORE, BE IT RESOLVED, that Gary Koren, Shalom Dolev, Cathal Flynn and Sean Deson are hereby appointed to fill vacancies on the Board of Directors of the Corporation effective solely upon the Closing of the Transaction.

COUNTERPARTS

      RESOLVED, that this Written Consent may be executed in counterparts.

      IN WITNESS WHEREOF, the undersigned hereby adopts, confirms and ratifies in all respects, the foregoing resolution and directs the Secretary of the Corporation to file this Action by Written Consent of Stockholders in the minute book of the Corporation.

-----------------------------------               -----------------------------------
Signature                                         Signature
Print Name: _________________________             Print Name: _________________________
Representing __________________ shares of the     Representing __________________ shares of the
outstanding stock of the Corporation              outstanding stock ofthe Corporation



-----------------------------------               -----------------------------------
Signature                                         Signature
Print Name: _________________________             Print Name: _________________________
Representing __________________ shares of the     Representing __________________ shares of the
outstanding stock of the Corporation              outstanding stock ofthe Corporation



-----------------------------------               -----------------------------------
Signature                                         Signature
Print Name: _________________________             Print Name: _________________________
Representing __________________ shares of the     Representing __________________ shares of the
outstanding stock of the Corporation              outstanding stock ofthe Corporation

                                                                       EXHIBIT C

                           CERTIFICATE OF AMENDMENT TO

                            ARTICLES OF INCORPORATION
                                       OF
                             MONTEREY BAY TECH, INC.

      Pursuant to NRS 78.385 of the Nevada Revised Statutes, the undersigned corporation, Aladdin Systems Holdings, Inc. (the "Corporation") adopts the following Articles of Amendment to its Articles of Incorporation.

      1.    Name of corporation: "Monterey Bay Tech, Inc."

      2.    The articles have been amended as follows:

            Article First shall be amended to read:

            The name of the Corporation shall be "SecureLogic Corp."

            Article Fourth shall be amended to read:

                  The total number of shares which the corporation shall have authority to issue is One Hundred One Million (101,000,000) shares, having a par value of $.0001 per share, as follows:

                  Common. The aggregate number of common shares which this Corporation shall have authority to issue is 100,000,000 shares of Common Stock, having a par value of $.0001 per share. All common stock of the Corporation shall be of the same class, common, and shall have the same rights and preferences. Fully-paid common stock of this Corporation shall not be liable to any further call or assessment.

                  Preferred. The Corporation shall be authorized to issue 1,000,000 shares of Preferred Stock having a par value of $.0001 per share and with such rights, preferences and designations determined by the board of directors.

      3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is 7,966,459 for/0 against.


      Officers Signature                      /s/ Jonathan Kahn
                                              -----------------------
                                              Jonathan Kahn
                                              CEO and Director
                                              Date:

                                                                       EXHIBIT D

                             MONTEREY BAY TECH, INC.

                      2005 STOCK OPTION/STOCK ISSUANCE PLAN

                                   ARTICLE ONE

                               GENERAL PROVISIONS

      I.    PURPOSE OF THE PLAN

      This 2005 Stock Option/Stock Issuance Plan is intended to promote the interests of Monterey Bay Tech, Inc., a Nevada corporation, by providing eligible persons in the Corporation's employ or service with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to continue in such employ or service.

      Capitalized terms herein shall have the meanings assigned to such terms in the attached Appendix.

      II.   STRUCTURE OF THE PLAN

            A. The Plan shall be divided into two (2) separate equity programs:

      (i) the Option Grant Program under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock, and

      (ii) the Stock Issuance Program under which eligible persons may, at the discretion of the Plan Administrator, be issued shares of Common Stock directly, either through the immediate purchase of such shares or as a bonus for services rendered the Corporation (or any Parent or Subsidiary).

            B. The provisions of Articles One and Four shall apply to both equity programs under the Plan and shall accordingly govern the interests of all persons under the Plan.

      III.  ADMINISTRATION OF THE PLAN

            A. The Plan shall be administered by the Board. However, any or all administrative functions otherwise exercisable by the Board may be delegated to the Committee. Members of the Committee shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time. The Board may also at any time terminate the functions of the Committee and reassume all powers and authority previously delegated to the Committee.

            B. The Plan Administrator shall have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Plan and to make such determinations under, and issue such interpretations of, the Plan and any outstanding options or stock issuances thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator shall be final and binding on all parties who have an interest in the Plan or any option or stock issuance thereunder.

      IV.   ELIGIBILITY

            A. The persons eligible to participate in the Plan are as follows:

                  (i)   Employees,

                  (ii) non-employee members of the Board or the non-employee members of the board of directors of any Parent or Subsidiary, and

                  (iii) consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary).

            B.    The Plan Administrator shall have full authority to determine,
(i) with respect to the grants made under the Option Grant Program, which eligible persons are to receive the option grants, the time or times when those grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times when each option is to become exercisable, the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding, and (ii) with respect to stock issuances made under the Stock Issuance Program, which eligible persons are to receive such stock issuances, the time or times when those issuances are to be made, the number of shares to be issued to each Participant, the vesting schedule (if any) applicable to the issued shares and the consideration to be paid by the Participant for such shares.

            C. The Plan Administrator shall have the absolute discretion either to grant options in accordance with the Option Grant Program or to effect stock issuances in accordance with the Stock Issuance Program.

      V.    STOCK SUBJECT TO THE PLAN

            A. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed 3,000,000 shares.

            B. Shares of Common Stock subject to outstanding options shall be available for subsequent issuance under the Plan to the extent (i) the options expire or terminate for any reason prior to exercise in full or (ii) the options are cancelled in accordance with the cancellation-regrant provisions of Article Two.

            C. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan and (ii) the number and/or class of securities and the exercise price per share in effect under each outstanding option in order to prevent the dilution or enlargement of benefits thereunder. The adjustments determined by the Plan Administrator shall be final, binding and conclusive. In no event shall any such adjustments be made in connection with the conversion of one or more outstanding shares of the Corporation's preferred stock into shares of Common Stock.

            D. In the event that the Common Stock issuable under this Plain has been registered under the 1933 Act, Options and Stock Issuances shall only be granted to Eligible Person who have rendered or will render services to the Corporation the nature of which is are not ineligible pursuant to Securities and Exchange Commission Releases 33-7646 and 33-7647.

                                   ARTICLE TWO

                              OPTION GRANT PROGRAM

      I.    OPTION TERMS

      Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

            A.    EXERCISE PRICE.

                  1. The exercise price per share shall be fixed by the Plan Administrator, but in no event shall such exercise price be less than eighty-five percent (8 5%) of the Fair Market Value per share of Common Stock on the option grant date.

                  2. The exercise price shall become immediately due upon exercise of the option and shall, be payable:

                        (i)   in cash or check made payable to the Corporation;
      or

                        (ii) in shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

                        (iii) to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable instructions (A) to a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (B) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

                  Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

            B. EXERCISE AND TERM OF OPTIONS. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option grant. However, no option shall have a term in excess often (10) years measured from the option grant date.

            C. VESTING. Options issued under the Plan may, in the discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant's period of Service or upon attainment of specified performance objectives.

            D.    EFFECT OF TERMINATION OF SERVICE.

                  1. The following provisions shall govern the exercise of any options held by the Optionee at the time of cessation of Service or death:

                        (i) Should the Optionee cease to remain in Service for any reason other than death, Disability or Misconduct, then the Optionee shall have a period of three (3) months following the date of such cessation of Service during which to exercise each outstanding option held by such Optionee.

                        (ii) Should Optionee's Service terminate by reason of Disability, then the Optionee shall have a period of twelve (12) months following the date of such cessation of Service during which to exercise each outstanding option held by such Optionee.

                        (iii) If the Optionee dies while holding an outstanding
            option, then the personal representative of his or her estate or the person or persons to whom the option is transferred pursuant to the Optionee's will or the laws of inheritance shall have a twelve
            (12)-month period following the date of the Optionee's death to exercise such option.

                        (iv) Under no circumstances, however, shall any such option be exercisable after the specified expiration of the option term.

                        (v) During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee' s cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Service, terminate and cease to be outstanding with respect to any and all option shares for which the option is not otherwise at the time exercisable or in which the Optionee is not otherwise at that time vested.

                        (vi) Should Optionee's Service be terminated for Misconduct, then all outstanding options held by the Optionee shall terminate immediately and cease to remain outstanding.

            2. The Plan Administrator shall have the discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

                        (i) extend the period of time for which the option is to remain exercisable following Optionee's cessation of Service or death from the limited period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term, and/or

                        (ii) permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested under the option had the Optionee continued in Service.

            E. SHAREHOLDER RIGHTS. The holder of an option shall have no shareholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become the recordholder of the purchased shares.

            F. UNVESTED SHARES. The Plan Administrator shall have the discretion to grant options which are exercisable for unvested shares of Common Stock. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

            G. LIMITED TRANSFERABILITY OF OPTIONS. During the lifetime of the Optionee, the option shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Optionee's death.

            H. WITHHOLDING. The Corporation's obligation to deliver shares of Common Stock upon the exercise of any options granted under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

      II.   INCENTIVE OPTIONS

            The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Four shall be applicable to Incentive Options. Options which are specifically designated as Non-Statutory Options shall not be subject to the terms of this Section II.

            A. ELIGIBILITY. Incentive Options may only be granted to Employees.

            B. EXERCISE PRICE. The exercise price per share shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

            C. DOLLAR LIMITATION. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one (1) calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

            D. 10% SHAREHOLDER. If any Employee to whom an Incentive Option is granted is a 10% Shareholder, then the exercise price paid shall not be less than one hundred ten percent (110%) of the Fair Market value per share of Common Stock on the option grant date, and the option term shall not exceed five (5) years measured from the option grant date.

      III.  CORPORATE TRANSACTION

            A. The shares subject to each option outstanding under the Plan at the time of a Corporate Transaction shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to that option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. However, the shares subject to an outstanding option shall not vest on such an accelerated basis if and to the extent: (i) such option is assumed by the successor corporation (or parent thereof) in the Corporate Transaction and any repurchase rights of the Corporation with respect to the unvested option shares are concurrently assigned to such successor corporation (or parent thereof) or (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the unvested option shares at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to those unvested option shares or (iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant.

            B. All outstanding repurchase rights shall also terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent: (i) those repurchase rights are assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or
(ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

            C. Immediately following the consummation of the Corporate Transaction, all outstanding options shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

            D. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction, had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to (i) the number and class of securities available for issuance under the Plan following the consummation of such Corporate Transaction and (ii) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same.

            E. The Plan Administrator shall have the discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to structure one or more outstanding options so that those options shall automatically accelerate and vest in full (and any repurchase rights of the Corporation with respect to the unvested shares subject to those options shall immediately terminate) upon the occurrence of a Corporate Transaction, whether or not those options are to be assumed in the Corporate Transaction.

            F. The Plan Administrator shall also have full power and authority, exercisable either at the time the option is granted or at any time while the option remains outstanding, to structure such option so that the shares subject to that option will automatically vest on an accelerated basis should the Optionee's Service terminate by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of any Corporate Transaction in which the option is assumed and the repurchase rights applicable to those shares do not otherwise terminate. Any option so accelerated shall remain exercisable for the fully-vested option shares until the expiration or sooner termination of the option term. In addition, the Plan Administrator may provide that one or more of the Corporation's outstanding repurchase rights with respect to shares held by the Optionee at the time of such Involuntary Termination shall immediately terminate on an accelerated basis, and the shares subject to those terminated rights shall accordingly vest at that time.

            G. The portion of any Incentive Option accelerated in connection with a Corporate Transaction shall remain exercisable as an Incentive Option only to the extent the applicable $100,000 limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the Federal tax laws.

            H. The grant of options under the Plan shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

      IV.   CANCELLATION AND REGRANT OF OPTIONS

            The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected option holders, the cancellation of any or all outstanding options under the Plan and to grant in substitution therefor new options covering the same or different number of shares of Common Stock but with an exercise price per share based on the Fair Market Value per share of Common Stock on the new option grant date.

                                  ARTICLE THREE

                             STOCK ISSUANCE PROGRAM

      I.    STOCK ISSUANCE TERMS

            Shares of Common Stock may be issued under the Stock Issuance Program through direct and immediate issuances without any intervening option grants. Each such stock issuance shall be evidenced by a Stock Issuance Agreement which complies with the terms specified below.

            A.    PURCHASE PRICE.

                  1. The purchase price per share shall be fixed by the Plan Administrator but shall not be less than eighty-five percent (85%) of the Fair Market Value per share of Common Stock on the issue date.

                  2. Subject to the provisions of Section I of Article Four, shares of Common Stock may be issued under the Stock Issuance Program for any of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:

                        (i)   cash or check made payable to the Corporation, or

                        (ii) past services rendered to the Corporation (or any Parent or Subsidiary).

            B.    VESTING PROVISIONS.

                  1. Shares of Common Stock issued under the Stock Issuance Program may, in the discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant's period of Service or upon attainment of specified performance objectives.

                  2. Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant's unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant's unvested shares of Common Stock and
(ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

                  3. The Participant shall have full shareholder rights with respect to any shares of Common Stock issued to the Participant under the Stock Issuance Program, whether or not the Participant's interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

                  4. Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock issued under the Stock Issuance Program or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further shareholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant's purchase-money indebtedness), the Corporation shall repay to the Participant the cash consideration paid for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchase-money note of the Participant attributable to such surrendered shares.

                  5. The Plan Administrator may in its discretion waive the surrender and cancellation of one or more unvested shares of Common Stock (or other assets attributable thereto) which would otherwise occur upon the non-completion of the vesting schedule applicable to such shares. Such waiver shall result in the immediate vesting of the Participant's interest in the shares of Common Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant's cessation of Service or the attainment or non-attainment of the applicable performance objectives.

      II.   CORPORATE TRANSACTION

            A. Upon the occurrence of a Corporate Transaction, all outstanding repurchase rights under the Stock Issuance Program shall terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, except to the extent: (i) those repurchase rights are assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

            B. The Plan Administrator shall have the discretionary authority, exercisable either at the time the unvested shares are issued or any time while the Corporation's repurchase rights with respect to those shares remain outstanding, to provide that those rights shall automatically terminate on an accelerated basis, and the shares of Common Stock subject to those terminated rights shall immediately vest, in the event the Participant's Service should subsequently terminate by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of any Corporate Transaction in which those repurchase rights are assigned to the successor corporation (or parent thereof).

      III.  SHARE ESCROW/LEGENDS

            Unvested shares may, in the Plan Administrator's discretion, be held in escrow by the Corporation until the Participant's interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.

                                  ARTICLE FOUR

                                  MISCELLANEOUS

      I.    FINANCING

            The Plan Administrator may permit any Optionee or Participant to pay the option exercise price under the Option Grant Program or the purchase price for shares issued under the Stock Issuance Program by delivering a full-recourse, interest-bearing promissory note payable in one or more installments and secured by the purchased shares. However, any promissory note delivered by a consultant must be secured by collateral in addition to the purchased shares of Common Stock. In no event shall the maximum credit available to the Optionee or Participant exceed the sum of (i) the aggregate option exercise price or purchase price payable for the purchased shares plus (ii) any Federal, state and local income and employment tax liability incurred by the Optionee or the Participant in connection with the option exercise or share purchase.

      II.   EFFECTIVE DATE AND TERM OF PLAN

            A. The Plan shall become effective when adopted by the Board, and shall be approved by the shareholders. If shareholder approval is not obtained within twenty-four (24) months after the date of the Board's adoption of the Plan, then all options previously granted under the Plan shall terminate and cease to be outstanding, and no further options shall be granted and no shares shall be issued under the Plan. Subject to such limitation, the Plan Administrator may grant options and issue shares under the Plan at any time after the effective date of the Plan and before the date fixed herein for termination of the Plan.

            B. The Plan shall terminate upon the earliest of (i) the expiration of the ten (10)-year period measured from the date the Plan is adopted by the Board, (ii) the date on which all shares available for issuance under the Plan shall have been issued as vested shares or (iii) the termination of all outstanding options in connection with a Corporate Transaction. All options and unvested stock issuances outstanding at the time of a clause (i) termination event shall continue to have full force and effect in accordance with the provisions of the documents evidencing such options or issuances.

      III.  AMENDMENT OF THE PLAN

            A. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect the rights and obligations with respect to options or unvested stock issuances at the time outstanding under the Plan unless the Optionee or the Participant consents to such amendment or modification. In addition, certain amendments may require shareholder approval pursuant to applicable laws and regulations.

            B. Options may be granted under the Option Grant Program and shares may be issued under the Stock Issuance Program which are in each instance in excess of the number of shares of Common Stock then available for issuance under the Plan, provided any excess shares actually issued under those programs shall be held in escrow until there is obtained shareholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such shareholder approval is not obtained within twelve (12) months after the date the first such excess grants or issuances are made, then (i) any unexercised options granted on the basis of such excess shares shall terminate and cease to be outstanding and (ii) the Corporation shall promptly refund to the Optionees and the Participants the exercise or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding.

      IV.   USE OF PROCEEDS

            Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

      V.    WITHHOLDING

            The Corporation's obligation to deliver shares of Common Stock upon the exercise of any options or upon the issuance or vesting of any shares issued under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

      VI.   REGULATORY APPROVALS

            The implementation of the Plan, the granting of any options under the Plan and the issuance of any shares of Common Stock (i) upon the exercise of any option or (ii) under the Stock Issuance Program shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options granted under it and the shares of Common Stock issued pursuant to it.

      VII.  NO EMPLOYMENT OR SERVICE RIGHTS

            Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person's Service at any time for any reason, with or without cause.

                                   APPENDIX I

      The following definitions shall be in effect under the Plan:

      A.    BOARD shall mean the Corporation's Board of Directors.

      B.    CODE shall mean the Internal Revenue Code of 1986, as amended.

      C. COMMITTEE shall mean a committee of two (2) or more Board members appointed by the Board to exercise one or more administrative functions under the Plan.

      D.    COMMON STOCK shall mean the Corporation's common stock.

      E. CORPORATE TRANSACTION shall mean either of the following shareholder-approved transactions to which the Corporation is a party:

            (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

            (ii) the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

      F. CORPORATION shall mean Monterey Bay Tech, Inc., a Nevada corporation, and any successor corporation to all or substantially all of the assets or voting stock of Monterey Bay Tech, Inc. which shall by appropriate action adopt the Plan.

            G. DISABILITY shall mean the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which is expected to result in such person's death or to continue for a period of twelve (12) consecutive months or more.

            H. EMPLOYEE shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

            I. EXERCISE DATE shall mean the date on which the Corporation shall have received written notice of the option exercise.

            J. FAIR MARKET VALUE be the mean of the high and low prices of Common Stock on the relevant date (as of 4:00 P.M. Eastern Standard Time) as reported by the exchange or quotation medium on which the Company's common stock is listed or, if no sale was made on such date, or no quotes are available for such day, the fair market value of a share of Common Stock shall be determined by the Administrators by any method consistent with any applicable regulations adopted by the Treasury Department relating to stock options.

            K. INCENTIVE OPTION shall mean an option which satisfies the requirements of Code Section 422.

            L. INVOLUNTARY TERMINATION shall mean the termination of the Service of any individual which occurs by reason of:

                  (i) such individual's involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or

                  (ii) such individual's voluntary resignation following (A) a change in his or her position with the Corporation which materially reduces his or her duties and responsibilities or the level of management to which he or she reports, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and target bonuses under any corporate-performance based bonus or incentive programs) by more than fifteen percent (15%) or (C) a relocation of such individual's place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected without the individual's consent.

            M. MISCONDUCT shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of any Optionee, Participant or other person in the Service of the Corporation (or any Parent or Subsidiary).

            N.    1933 ACT shall mean the Securities Act of 1933, as amended.

            0. NON-STATUTORY OPTION shall mean an option not intended to satisfy the requirements of Code Section 422.

            P. OPTION GRANT PROGRAM shall mean the option grant program in effect under the Plan.

            Q. OPTIONEE shall mean any person to whom an option is granted under the Plan.

            R. PARENT shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

            S. PARTICIPANT shall mean any person who is issued shares of Common Stock under the Stock Issuance Program.

            T. PLAN shall mean the Corporation's 2005 Stock Option/Stock Issuance Plan, as set forth in this document.

            U. PLAN Administrator shall mean either the Board or the Committee acting in its capacity as administrator of the Plan.

            V. SERVICE shall mean the provision of services to the Corporation (or any Parent or Subsidiary) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant.

            W. STOCK EXCHANGE shall mean either the American Stock Exchange or the New York Stock Exchange.

            X. STOCK ISSUANCE AGREEMENT shall mean the agreement entered into by the Corporation and the Participant at the time of issuance of shares of Common Stock under the Stock Issuance Program.

            Y. STOCK ISSUANCE PROGRAM shall mean the stock issuance program in effect under the Plan.

            Z. SUBSIDIARY shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

            AA.   10% SHAREHOLDER shall mean the owner of stock (as determined under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting

                                   APPENDIX B

                             MONTEREY BAY TECH, INC.
                      2005 STOCK OPTION/STOCK ISSUANCE PLAN

      o     GENERAL

      o This appendix (the "APPENDIX") is intended to enable the Corporation to issue options and stock (in this Appendix: an "AWARD" and collectively: "AWARDS") in compliance with Amendment no. 132 of the Ordinance (as defined below) and in particular with the provisions of Section 102 and Section 3(i) of the Ordinance, as amended or replaced from time to time.

      o Any capitalized term not specifically defined in this Appendix shall have such meaning as is ascribed to it in the Monterey Bay Tech, Inc. 2005 Stock Option/Stock Issuance Plan (hereinafter, the "PLAN") and shall be construed according to the interpretation given to it in the Plan.

      o The provisions of this Appendix shall apply only to Participants who are residents of the state of Israel or those who are deemed to be residents of the state of Israel for the payment of tax.

      o The Plan and this Appendix are complementary to each other and shall be deemed a single integrated document. Except as otherwise set forth herein, the terms and conditions of the Plan shall remain unchanged and in full force and effect, and shall govern the grant of Awards to Israeli Employees and to Israeli Non-Employees (as such terms are defined below).

      o In the event of any inconsistencies or conflicting provisions between the provisions of the Plan and the provisions of this Appendix, whether explicit or implied, the provisions of this Appendix shall prevail.

      o     DEFINITIONS

      o "3(I) AWARD" means an Award granted pursuant to Section 3(i) of the Ordinance to any person who is an Israeli Non-Employee.

      o "102 AWARD" means an Award granted pursuant to Section 102 of the Ordinance to any person who is an Israeli Employee.

      o "102 CAPITAL GAIN AWARDS (102 CGA)" means a Trustee 102 Award elected and designated by the Employing Company to qualify for capital gain tax treatment in accordance with the provisions of
            Section 102(b)(2) of the Ordinance.

      o "102 ORDINARY INCOME AWARD (102 OIA)" means a Trustee 102 Award elected and designated by the Employing Company to qualify for ordinary income tax treatment in accordance with the provisions of
            Section 102(b)(1) of the Ordinance.

      o     "CONTROLLING SHAREHOLDER" shall have the meaning ascribed to it in
            Section 32(i) of the Ordinance.

      o "EMPLOYING COMPANY" shall have the meaning ascribed to it in Section 102(a) of the Ordinance.

      o "ISRAELI EMPLOYEE" means a person who is a resident of the state of Israel or who is deemed to be a resident of the state of Israel for the payment of tax, and who is an employee or an Office Holder ("Nose Missra") of the Corporation, or any Parent or Subsidiary of the Corporation, in each case excluding a person who is a Controlling Shareholder prior to the issuance of the relevant Award or as a result thereof.

      o "ISRAELI NON-EMPLOYEE" means a person who is a resident of the state of Israel or who is deemed to be a resident of the state of Israel for the payment of tax, and who is (i) a consultant, adviser, service provider of the Corporation, or any Parent or Subsidiary of the Corporation, who is not an Israeli Employee, or (ii) a Controlling Shareholder (whether or not an employee of the Corporation or any Parent or Subsidiary thereof).

      o     "ITA" means the Israeli Income Tax Authorities.

      o "NON-TRUSTEE 102 AWARD" means an Award granted to an Israeli Employee pursuant to Section 102(c) of the Ordinance, which is not required to be held in trust by a Trustee.

      o "ORDINANCE" means the 1961 Israeli Income Tax Ordinance [New Version], as now in effect or as amended or replaced from time to time.

      o "SECTION 102" means section 102 of the Ordinance and any regulations, rules, orders or procedures promulgated thereunder as now in effect or as amended or replaced from time to time.

      o "TRUSTEE" means any person or entity appointed by the Corporation, any of its Parents or any of its Subsidiaries, as applicable and approved by the ITA, to serve as a trustee, all in accordance with the provisions of Section 102(a) of the Ordinance.

      o "TRUSTEE 102 AWARD" means an Award granted pursuant to Section 102(b) of the Ordinance and held in trust by a Trustee for the benefit of the Participant.

      o     ISSUANCE OF AWARDS

      o Without derogating from the provisions of the Plan: (i) Israeli Employees may be granted only 102 Awards; and (ii) Israeli Non-Employees may be granted only 3(i) Awards. In each case, such Awards shall be subject to the terms and conditions of the Ordinance.

      o The Employing Company may designate 102 Awards granted to Israeli Employees pursuant to Section 102 as Non-Trustee 102 Awards or as Trustee 102 Awards.

      o     TRUSTEE 102 AWARDS

      o Awards granted pursuant to this Section ? are intended to constitute Trustee 102 Awards and are subject to the provisions of Section 102 and the general terms and conditions specified in the Plan, except for such provisions of the Plan applying to Awards under a different tax law or regulation.

      o     Trustee 102 Awards may be granted only to Israeli Employees.

      o Trustee 102 Awards shall be classified as either 102 CGA or 102 OIA, subject to the terms and conditions of Section 102 and the provisions of the Plan and this Appendix

      o No Trustee 102 Awards may be granted under this Appendix, unless and until the Employing Company's election of the type of Trustee 102 Awards granted to Israeli Employees, 102 CGA or 102 OIA (the "Election"), is appropriately filed with the ITA.

      After making an Election, the Corporation may grant only the type of Trustee 102 Awards it has elected (i.e. 102 CGA or 102 OIA), and the Election shall apply to all grants to Participants of Trustee 102 Awards until such Election is changed pursuant to the provisions of Section 102(g) of the Ordinance. The Employing Company may change such Election only after the passage of at least one year following the end of the year during which the applicable Employing Company first granted Trustee 102 Awards in accordance with the previous Election.

      For the avoidance of doubt, such Election shall not prevent the Corporation from granting Non-Trustee 102 Awards or 3(i) Awards simultaneously with the grant of Trustee 102 Awards.

      o The grant of Trustee 102 Awards shall be conditioned upon the approval (or the deemed approval pursuant to the provisions of section 102(a) of the Ordinance) of the Plan, this Appendix and the Trustee by the ITA.

      o Trustee 102 Awards may be granted only after the passage of thirty days (or a shorter period as and if approved by the ITA) following the delivery by the appropriate Employing Company to the ITA of a request for approval of the Plan (including this Appendix) and the Trustee according to Section 102.

      Notwithstanding the foregoing paragraph, if within ninety (90) days of delivery of the abovementioned request, the appropriate ITA officer notifies the Employing Company of his or her decision not to approve the Plan or the Trustee, the Awards that were intended to be granted as a Trustee 102 Awards shall be deemed to be Non-Trustee 102 Awards, unless otherwise determined by the ITA officer.

      o Anything herein to the contrary notwithstanding, all Trustee 102 Awards granted under this Plan shall be granted or issued to a Trustee. The Trustee shall hold each such Trustee 102 Award, all shares of the Corporation's Common Stock (hereinafter: "SHARES") issued upon exercise thereof, and all other securities received following any exercise or realization of rights, including bonus shares, in trust for the benefit of the Participant in respect of whom such Award was granted. All certificates representing Awards or Shares issued to the Trustee under the Plan shall be deposited with the Trustee, and shall be held by the Trustee until such time that such Awards or Shares are released from the trust.

      o With respect to 102 CGA and 102 OIA, the Awards or Shares issued upon the exercise thereof and all rights related to them, including bonus shares, will be held by the Trustee for such period of time as required under Section 102 (currently, at least 24 months (in case of a 102 CGA) and 12 months (in case of a 102 OIA), from the end of the tax year in which such Award was deposited with the Trustee) or a shorter period as approved by the ITA (hereinafter, the "HOLDING PERIOD"), under the terms set forth in Section 102.

      o In accordance with Section 102, the Participant shall not sell, cause the release from trust, or otherwise dispose of, any Trustee 102 Award, any Share issued upon the exercise thereof, or any rights related to them, including bonus shares, until the end of the applicable Holding Period. Notwithstanding the foregoing but without derogating from the provisions of the Plan and the terms and conditions set forth in the Award Agreement, if any such sale, release, or disposition occurs during the Holding Period, then the provision of Section 102, relating to non-compliance with the Holding Period, will apply and all sanctions under Section 102 shall be borne by the Participant.

      o Anything herein to the contrary notwithstanding, the Trustee shall not release any Awards which were not already exercised into Shares by the Participant, nor release any Shares issued upon exercise of the Trustee 102 Awards or rights related thereto, including bonus shares, prior to the full payment of the Exercise Price and Participant's tax liability arising from the Trustee 102 Awards which were granted to him or her.

      o In the event that the requirements for the Trustee 102 Awards are not met, then the Trustee 102 Awards shall be regarded as Non-Trustee 102 Awards.

      o Upon receipt of a Trustee 102 Award, the Participant will sign an Award Agreement under which such Participant will agree to be subject to the trust agreement between the Corporation and/or its Subsidiaries and the Trustee, stating, inter alia, that the Trustee will be released from any liability in respect of any action or decision duly taken and executed in good faith in relation to this Appendix, or any Trustee 102 Award or Share issued to him or her thereunder.

      o     NON-TRUSTEE 102 AWARDS

      o Awards granted pursuant to this Section ? are intended to constitute Non- Trustee 102 Awards and are subject to the provisions of Section 102 and the general terms and conditions specified in the Plan, except for such provisions of the Plan applying to Awards granted under a different tax law or regulations.

      o     Non-Trustee 102 Awards may be granted only to Israeli Employees.

      o Non-Trustee 102 Awards that shall be granted pursuant to the Plan may be issued directly to the Israeli Employee or to a trustee appointed by the administrator in his sole discretion. In the event that the Administrator determines that Non-Trustee 102 Awards, and Shares issued upon the exercise thereof, shall be deposited with a trustee, the provisions of Sections ? and ? of this Appendix shall apply, mutatis mutandis.

      o In the event that an Israeli Employee who was granted a Non-Trustee 102 Award is an employee of the Corporation, or any Parent or Subsidiary thereof, such employee will be obligated to provide his employer, upon the termination of his employment for any reason, with a security or guarantee to cover any future tax obligation resulting from the grant, exercise or disposition of the Award or the Shares issuable upon the exercise thereof, in the form satisfactory to such employer in the latter's sole discretion.

      o     3(I) AWARDS

      o Awards granted pursuant to this Section ? are intended to constitute 3(i) Awards and are subject to the provisions of Section 3(i) of the Ordinance and the general terms and conditions specified the Plan, except for provisions of the Plan applying to Awards granted under a different tax law or regulations.

      o     3(i) Awards may be granted only to Israeli Non-Employees.

      o 3(i) Awards that shall be granted pursuant to the Plan may be issued directly to the Israeli Non-Employee or to a trustee appointed by the administrator in his sole discretion. In the event that the Administrator determines that 3(i) Awards, and Shares issued upon the exercise thereof, shall be deposited with a trustee, the provisions of Sections ? and ? of this Appendix shall apply, mutatis mutandis.

      o     THE AWARD AGREEMENT

The terms and conditions upon which the Awards shall be issued and exercised, shall be as specified in the Award Agreement to be executed pursuant to the Plan and this Appendix. Each Award Agreement shall state, inter alia, the number of Shares to which the Award relates, the type of Award granted thereunder (whether a Trustee 102 Award and if so, whether a 102 CGA or 102 OIA, Non-Trustee 102 Award, or a 3(i) Award), the vesting provisions, the term of the Award, and the exercise price. Any grant of Awards shall be conditioned upon the Participant's undertaking to be subject to the provisions of Section 102 or Section 3(i), as applicable.

      o     FAIR MARKET VALUE FOR ISRAELI TAX PURPOSES

Without derogating from Paragraph (J) of Appendix A of the Plan and solely for the purpose of determining the tax liability pursuant to Section 102(b)(3) of the Ordinance, if at the date of grant of a 102 CGA the Corporation's Shares are listed on any established stock exchange or a national market system, or if the Corporation's shares are registered for trading within ninety (90) days following the date of grant of the 102 CGA, the fair market value of the Shares at the date of grant shall be determined in accordance with the average value of the Corporation's shares on the thirty (30) trading days preceding the date of grant or on the thirty (30) trading days following the date of registration for trading, as applicable.

      o     EXERCISE OF AWARDS

Awards shall be exercised in accordance with the provisions of the Plan and the Award Agreement, and when applicable, in accordance with the requirements of
Section 102.

      o     ASSIGNABILITY AND SALE OF AWARDS

      o Notwithstanding any other provision of the Plan to the contrary, no Award, or any right with respect thereto or purchasable thereunder, whether fully paid or not, shall be assignable, transferable or given as collateral or any right with respect thereto granted to any third party whatsoever, without the prior written consent of the Administrator, and in any event subject to the provisions of the Ordinance. Any purported assignment, transfer, grant of collateral, or pledge of Awards or any right with respect thereto or purchaseable thereunder, in contradiction to the provisions of this Section, directly or indirectly, for an immediate effect or for a future one, shall be null and void and cause the applicable Award to immediately expire.

      During the lifetime of the Participant all of such Participant's rights to purchase Shares or to otherwise exercise an Award hereunder shall be exercisable only by the Participant.

      o Without derogating from Section ? above, for as long as Awards or Shares purchased upon the exercise thereof are held by the Trustee on behalf of the Participant, all rights of the Participant with respect to such Awards and Shares shall be personal, and may not be transferred, assigned, pledged or mortgaged, other than by will or laws of descent and distribution.

      Any purported assignment, transfer, grant of collateral, or pledge of an Award or Share in contradiction to the provisions of this Section, directly or indirectly, for an immediate effect or for a future one, shall be null and void and cause the Award to expire immediately.

      o     INTEGRATION OF SECTION 102 AND TAX ASSESSING OFFICER'S PERMIT

      o With respect to Trustee 102 Awards, the provisions of the Plan, this Appendix and the Award Agreement shall be subject to the provisions of Section 102 and the Tax Assessing Officer's permit (to the extent that such permit is issued) (the "Permit"), and said provisions and Permit shall be deemed an integral part of the Plan, this Appendix and the Award Agreement.

      o Any provision of Section 102 or the Permit which is necessary in order to receive or to keep any tax benefit pursuant to Section 102, which is not expressly specified in the Plan, this Appendix, or the Award Agreement, shall be deemed to have been automatically incorporated into this Appendix and considered binding upon the Corporation and the Participants who are Israeli Employees or Israeli Non-Employees.

      o     DIVIDENDS

Without derogating from the provisions of the Plan, a Participant shall be entitled to receive dividends with respect to Shares issued upon the exercise of his or her Awards (whether such Shares are held by the Participant or by the Trustee for his or her benefit), in accordance with the provisions of the Corporation's Certificate of Incorporation (including all amendments thereto), subject to any applicable taxation on distribution of dividends and, when applicable, subject to the provisions of Section 102.

      o     TAX CONSEQUENCES

      o Any tax arising with respect to the grant or exercise of any Award, the payment for, or disposition of, Shares covered thereby, or from any other event or act in connection therewith (of the Corporation, its Parents or Subsidiaries, the Trustee or the Participant), shall be borne solely by the Participant. The Corporation, its Parents, Subsidiaries, and the Trustee shall be entitled to withhold taxes according to the requirements of any applicable laws, rules, and regulations, including withholding taxes at source and particularly regulation 7(b) of the Income Tax Regulations (tax benefits on the issuance of shares to employees) 2003. The Participant shall indemnify the Corporation, its Parents, Subsidiaries, and the Trustee, as the case may be, and hold each of them harmless against and from any and all liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to the Participant.

      o The Administrator or, when applicable, the Trustee shall not be required to release any share certificate to a Participant until all required tax payments have been fully made.

                                                                       EXHIBIT E

                       SPACELOGIC LTD. AND ITS SUBSIDIARY

                        CONSOLIDATED FINANCIAL STATEMENTS
                              OF DECEMBER 31, 2004
                            (IN NEW ISRAELI SHEKELS)

                       SPACELOGIC LTD. AND ITS SUBSIDIARY


                        CONSOLIDATED FINANCIAL STATEMENTS


                             AS OF DECEMBER 31, 2004

                            (IN NEW ISRAELI SHEKELS)


                                      INDEX

                                                                        PAGE
                                                                       ------

 REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                 2

 CONSOLIDATED BALANCE SHEETS                                           3 - 4

 CONSOLIDATED  STATEMENTS OF OPERATIONS                                  5

 STATEMENTS OF CHANGES IN SHAREHOLDERS' DEFICIENCY                       6

 CONSOLIDATED STATEMENTS OF CASH FLOWS                                   7

 NOTES TO FINANCIAL STATEMENTS                                         8 - 33


                      - - - - - - - - - - - - - - - - - - -

[GRAPHIC OMITTED]
                     |X|  KOST FORER GABBAY & KASIERER  |X| Phone: 972-4-8654000
                          2 PalYam St.                      Fax:   972-4-8654022
                          Haifa 33095, Israel


             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

                             TO THE SHAREHOLDERS OF

                                 SPACELOGIC LTD.


      We have audited the accompanying consolidated balance sheets of Spacelogic Ltd. ("the Company") and its subsidiary as of December 31, 2003 and 2004, and the related consolidated statements of operations, changes in shareholders' deficiency and cash flows for each of the three years in the period ended December 31, 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the consolidated financial statements referred to above, present fairly, in all material respects, the consolidated financial position of the Company and its subsidiary as of December 31, 2003 and 2004 and the consolidated results of their operations and cash flows for each of the three years in the period ended December 31, 2004, in conformity with accounting principles generally accepted in the United States.


Haifa, Israel                                   KOST FORER GABBAY & KASIERER
March 1, 2005                                   A Member of Ernst & Young Global

                                                        SPACELOGIC LTD. AND ITS SUBSIDIARY
CONSOLIDATED BALANCE SHEETS

------------------------------------------------------------------------------------------
                                                                 DECEMBER 31,   DECEMBER 31,
                                                                2003      2004    2004
                                                               ------   ------  -----------
                                                                                CONVENIENCE
                                                                                TRANSLATION
                                                                                (NOTE 2B)
                                                          NOTE       NIS        U.S. DOLLARS
                                                          ---- ---------------  -----------
                                                                   (In thousands)
CURRENT ASSETS:
   Cash and cash equivalents                               3    2,347       77   $   18
   Short-term bank deposits                                4    2,423      971      225
   Trade receivables (net of allowance for doubtful
     accounts of NIS 8 as of December 31, 2003)            5      941      626      146
   Other accounts receivable                               6      331      490      113
   Inventories                                             7    1,666      418       97
                                                               ------   ------   ------
                                                                7,708    2,582      599
                                                               ------   ------   ------
LONG-TERM INVESTMENTS, LOANS AND RECEIVABLES:
   Long-term loan and receivable - related parties         8      165       --       --
   Deposits in respect of long-term lease                 65        8        2
   Severance pay funds                                    2L      661      666      155
                                                               ------   ------   ------

                                                                  891      674      157
                                                               ------   ------   ------

PROPERTY AND EQUIPMENT, NET                                9    1,125      773      179
                                                               ------   ------   ------
                                                                9,724    4,029   $  935
                                                               ======   ======   ======

     March 1, 2005
-------------------------   -----------------------   --------------------    -------------------
Date of approval of the           Gary Koren              Michael Klein           Iftach Yeffet
  financial statements      CEO and Chairman of the     COO and Director        CFO and Director
                              Board of Directors

   The accompanying notes are an integral part of the consolidated financial statements.

                                              SPACELOGIC LTD. AND ITS SUBSIDIARY
CONSOLIDATED BALANCE SHEETS
--------------------------------------------------------------------------------

                                                                                      DECEMBER 31,      DECEMBER 31,
                                                                                   2003      2004           2004
                                                                                  -------   -------     -------------
                                                                                                         CONVENIENCE
                                                                                                         TRANSLATION
                                                                                                         (NOTE 2B)
                                                                          NOTE            NIS           U.S. DOLLARS
                                                                          ----    -------------------   -------------
                                                                                        (In thousands)

 CURRENT LIABILITIES:
    Short-term bank credit and others                                      10          71          21    $      5
    Trade payables                                                         11       2,997       1,098         255
    Other accounts payable                                                 12       6,599       5,342       1,240
    Billings in excess of costs and estimated earnings on
       uncompleted contracts                                               13       2,035          --          --
                                                                                   ------       -----    --------
                                                                                   11,702       6,461       1,500
 LONG-TERM LIABILITIES:                                                            ------       -----    --------
    Long-term  loans                                                       14          --          54          12
    Accrued severance pay                                                  2L       1,317       1,395         324
                                                                                   ------       -----    --------
                                                                                    1,317       1,449         336
                                                                                   ------       -----    --------
 GUARANTEES, CHARGES, CONTINGENCIES AND COMMITMENTS                        16

 SHARHOLDERS' DEFICIENCY

 Share capital                                                             17
 Ordinary shares of  New Israeli Shekels (NIS)

   0.01 par value
 Authorized - 3,000,000 shares as of December
   31, 2004 and 2003
 Issued and outstanding - 10,000 shares as of December 31, 2004 and
    2003                                                                               *-          *-          *-
 Accumulated deficit                                                               (3,295)     (3,881)       (901)
                                                                                   (3,295)     (3,881)       (901)
                                                                                 --------    --------    --------
                                                                                    9,724       4,029    $    935
                                                                                 ========    ========    ========

*) Represents an amount lower than 1 thousand.


   The accompanying notes are an integral part of the consolidated financial statements.

                                              SPACELOGIC LTD. AND ITS SUBSIDIARY
CONSOLIDATED STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                                            FOR THE YEAR ENDED DECEMBER 31,
                                                       --------------------------------------------
                                                         2002        2003        2004        2004
                                                       --------    --------    --------    --------
                                                                                          CONVENIENCE
                                                                                           TRANSLATION
                                                                                           (NOTE 2B)
                                                NOTE                   NIS               U.S. DOLLARS
                                                -----  --------------------------------    --------
                                                       (In thousands, except share and per share data)


Revenues
Long-term construction contract
   (BGA 2000)                                            13,299      17,586       8,135    $  1,888
Software and products                                     3,484       2,362       3,471         806
Spare parts                                                  --          --       2,520         585
Maintenance services                                        798         914         994         231
Commissions                                                  15          32         594         138
                                                       --------    --------    --------    --------
                                                         17,596      20,894      15,714       3,648
                                                       --------    --------    --------    --------
Cost of revenues
Long-term construction contract
   (BGA 2000)                                             8,864       9,473       4,432       1,054
Software and products                                     2,452       1,784       2,313         502
Spare parts                                                  --          --       1,476         342
Maintenance services                                        390         355         410         105
                                                       --------    --------    --------    --------
                                                         11,706      11,612       8,631       2,003
                                                       --------    --------    --------    --------

Gross profit                                              5,890       9,282       7,083       1,645

Research and development costs, net             18a       2,523       2,152       2,174         505
Selling and marketing expenses                            2,843       2,518       2,459         571
General and administrative expenses                       3,365       3,710       2,828         657
                                                       --------    --------    --------    --------
                                                          8,731       8,380       7,461       1,733

Operating income (loss)                                  (2,841)        902        (378)        (88)

Financial income (expenses), net                18b         586         363         (44)        (10)
Other expenses                                  18c          --        (813)         --          --
                                                       --------    --------    --------    --------
Income (loss) before taxes on income                     (2,255)        452        (422)        (98)
Taxes on income                                 15f         (61)       (680)       (164)        (38)
                                                       --------    --------    --------    --------
Net loss                                                 (2,316)       (228)       (586)   $   (136)
                                                       ========    ========    ========    ========
Basic and diluted net loss per share (in shekels)          (232)        (23)        (59)   $    (14)
                                                       ========    ========    ========    ========
Number of shares used in computing basic and diluted
    net income (loss) per share                          10,000      10,000      10,000      10,000
                                                       ========    ========    ========    ========


    The accompanying notes are an integral part of the consolidated financial statements.

                                               CELOGIC LTD. AND ITS SUBSIDIARY
STATEMENTS OF CHANGES IN SHAREHOLDERS' DEFICIENCY
------------------------------------------------------------------------------


                                                         SHARE     ACCUMULATED
                                            CAPITAL     DEFICIT      TOTAL
                                            --------    --------    --------
                                                  NIS (in thousands)

 Balance as of January 1, 2002                    *-        (751)       (751)

  Net loss                                         -      (2,316)     (2,316)
                                            --------    --------    --------
 Balance as of December 31, 2002                  *-      (3,067)     (3,067)

   Net loss                                        -        (228)       (228)
                                            --------    --------    --------
 Balance as of December 31, 2003                  *-      (3,295)     (3,295)

   Net loss                                        -        (586)       (586)
                                            --------    --------    --------
 Balance as of December 31, 2004                  *-      (3,881)     (3,881)
                                            ========    ========    ========


                                            CONVENIENCE TRANSLATION (NOTE 2B)
                                            --------------------------------
                                              U.S. DOLLARS (in thousands)

 Balance as of January 1, 2004                    *-    $   (765)   $   (765)

   Net loss                                        -        (136)       (136)
                                            --------    --------    --------
 Balance as of December 31, 2004                  *-    $   (901)   $   (901)
                                            ========    ========    ========


* Represents an amount lower than 1 thousand.


   The accompanying notes are an integral part of the consolidated financial statements.

                                                             SPACELOGIC LTD. AND ITS SUBSIDIARY
CONSOLIDATED STATEMENTS OF CASH FLOWS
-----------------------------------------------------------------------------------------------
                                                              FOR THE YEAR ENDED DECEMBER 31,
                                                           ------------------------------------
                                                            2002      2003       2004     2004
                                                           ------   -------    -------   ------
                                                                                       CONVENIENCE
                                                                                       TRANSLATION
                                                                                        (NOTE 2B)
                                                                      NIS              U.S. DOLLARS
                                                           ---------------------------   ------
                                                                (In thousands)
 CASH FLOWS FROM OPERATING ACTIVITIES:
 Net income (loss)                                         (2,316)     (228)     (586)   $ (136)
 Adjustments to reconcile net income (loss) to
 cash provided by (used in) operating activities
    Depreciation                                              337       329       259        60
    Deferred taxes, net                                       391       280        --        --
    Accrued severance pay, net                                361       120        73        19
     Inflation differences on long-term loan                   18       (17)       (1)       *-
    Accrued interest and exchange differences on
       investment in long-term loan                          (109)       10        --        --
    Write-down of long-term loan granted to related party      --       813        --        --
    Loss from sale of equipment                                 2        22        87        20
    Impairment of long-lived assets                            --        --        25         5
    Decrease in trade receivables                           1,524     1,234       315        73
    Decrease (increase) in other accounts receivable
      (including long-term receivable)                        (97)   (1,574)    1,292       300
    Decrease (increase) in inventories                        (28)      (23)       19         4
    Increase (decrease) in trade payables                     174    (2,301)   (1,899)     (441)
    Increase (decrease) in other accounts payable           2,511      (118)   (1,257)     (293)
    Decrease in billings in excess of costs and estimated
     earnings on uncompleted contracts                       (825)     (172)   (2,035)     (472)
                                                           ------    ------    ------    ------
    Net cash provided by (used in) operating activities     1,943    (1,625)   (3,708)     (861)
 CASH FLOWS FROM INVESTING ACTIVITIES:                     ------   -------    -------   ------
    Purchase of equipment                                    (257)     (260)     (226)      (52)
    Proceeds from sales of equipment                           17       102       207        48
    Short-term bank deposits, net                          (4,729)    4,200     1,452       337
                                                           ------   -------    -------   ------
    Net cash provided by (used in) investing activities    (4,969)    4,042     1,433       333
 CASH FLOWS FROM FINANCING ACTIVITIES:                     ------   -------    -------   ------
    Short-term bank credit, net                               119      (107)      (12)       (3)
    Long-term loan received                                    --        --        84        19
    Repayment of long-term loans                             (225)     (137)      (67)      (15)
                                                           ------   -------    -------   ------
    Net cash provided by (used in) financing activities      (106)     (244)        5         1
                                                           ------   -------    -------   ------
 INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS          (3,132)    2,173    (2,270)     (527)
 CASH AND CASH EQUIVALENTS AT THE BEGINNING OF THE YEAR     3,306       174     2,347       545
                                                           ------   -------    -------   ------
 CASH AND CASH EQUIVALENT AT THE END OF THE YEAR              174     2,347        77    $   18
 SUPPLEMENTAL DISCLUSRE OF CASH                            ======   =======    =======   ======
    FLOW INFORMATION:
    Interest paid                                              88        24        20    $    5
                                                           ======   =======    =======   ======
    Income taxes paid                                          61        34        68    $   16
                                                           ======   =======    =======   ======

* Represents an amount lower than $1 thousand.

     The accompanying notes are an integral part of the consolidated financial statements.

                                              SPACELOGIC LTD. AND ITS SUBSIDIARY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1:-    GENERAL

      A. Spacelogic Ltd. ("the Company") is a privately owned Israeli corporation incorporated in 1998. The Company has been involved in airport Baggage Handling Systems, as well as Automated Materials Handling Systems. The Company is selling Warehouse Management systems ("WMS") using its proprietary software for several years.

            The Company has performed a project as a subcontractor of Crisplant A/S ("Crisplant"), who was the principal contractor of constructing the automatic-baggage-handling-system for Israeli Ben Gurion Airport's new Terminal 3 ("BGA 2000"). The project ended in 2004 and the terminal began operating in November 2004.

            The Company and its subsidiary Securelogic Ltd. ("the Group") developed a system for airports - Integrated Baggage Handling and Security ("IBHS"). This solution meets new airport requirements by providing 100% baggage screening at a rapid throughput rates and high detection rates. As of balance sheet date the Company has not yet generated revenues from the sale of the aforementioned system.

            The Group is currently active in the development of additional control systems, explosive detection systems and nuclear-based explosive detection technologies in various environments such as in lobby, check-points, cargo etc.

      B.    THE FINANCIAL POSITION OF THE COMPANY

            As of December 31, 2004, the Company has an accumulated deficit in the amount of NIS 3.9 million and a working capital deficiency in the amount of NIS 3.9 million. According to management's projections and business plans, the Company is expected to generate positive cash flows from its operations which will enable it to continue operating in the future.

      C.    STOCK PURCHASE AGREEMENT

            On February 17, 2005 the Company signed an agreement with Monterey Bay Tech Inc. (hereafter "MBYI"), a publicly traded US technology holding company. According to the agreement, MBYI will acquire 100 % of the equity of the Company and will become a wholly subsidiary of the MBYI. The closing of this Agreement (the "Closing") shall occur on March 31, 2005. At and as of the Closing MBYI shall have not less than the sum of $2,160,000 of cash in its bank account.

                                              SPACELOGIC LTD. AND ITS SUBSIDIARY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 2:-    SIGNIFICANT ACCOUNTING POLICIES

            The consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States ("U.S. GAAP") and were applied on a consistent basis, as follows:

      A.    FINANCIAL STATEMENTS IN NEW ISRAELI SHEKELS (NIS)

            The functional currency of the Group is the New Israeli Shekel
            (NIS), as the NIS is the primary currency of the economic environment in which the Group has operated and expects to continue to operate in the foreseeable future. The majority of the Group's operations are currently conducted in Israel and most of the expenses are currently denominated and paid in new Israeli shekels ("NIS"). However, in 2004 and 2003 due to the performing of the BGA 2000 project mentioned In Note 1A above, approximately 70% and 80% respectively of the revenues were denominated in Danish Kroner
            (DKK).

            Accordingly, amounts in currencies other than NIS have been translated as follows:

            Monetary balances  -     at the exchange rate in effect as of
                                     balance sheet date.
            Revenues and costs -     at the exchange rates in effect as of the
                                     date of recognition of the transactions.

                        All exchange gains and losses from the remeasurement
                         mentioned above are reflected in the statements of operations in financial expenses (income), net.

      B.    CONVENIENCE TRANSLATION INTO U.S. DOLLARS

            The financial statements as of December 31, 2004 and for the year then ended, have been translated into U.S dollars using the representative exchange rate of the U.S. dollar as of such date (U.S.$ 1 = NIS 4.308). The translation was made solely for the convenience of the readers. It should be noted that the translated U.S. dollar figures should not be construed to represent amounts receivable or payable in dollars, or convertible into dollars, unless otherwise indicated in these statements.

      C.    USE OF ESTIMATES

            The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported and disclosure of contingent assets and liabilities in the financial statements and accompanying notes. Actual results could differ from those estimates.

      D.    PRINCIPLES OF CONSOLIDATION

            The consolidated financial statements include the accounts of the Company and its majority owned subsidiary (the "Group"). Intercompany transactions and balances have been eliminated upon consolidation.

      E.    CASH EQUIVALENTS

            Cash equivalents are unrestricted, short-term, highly liquid investments, that are readily convertible to cash with maturities of three months or less at the date of acquisition.

                                              SPACELOGIC LTD. AND ITS SUBSIDIARY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 2:-    SIGNIFICANT ACCOUNTING POLICIES (CONT.)

            F.    SHORT-TERM BANK DEPOSITS

                  Short-term bank deposits are deposits with maturities of more than three months but less than one year and deposits that are restricted. The short-term bank deposits are presented at their cost, including accrued interest.

            G.    CONCENTRATION OF CREDIT RISKS

                  Financial instruments that potentially subject the Group to concentrations of credit risk consist principally of cash and cash equivalents and trade receivables.

                  The majority of the Group's cash and cash equivalents and deposits are invested in NIS instruments with major banks in Israel. Management believes that the financial institutions that hold the Group's investments are financially sound and accordingly, minimal credit risk exists with respect to these investments.

                  The Group performs ongoing credit evaluations of its customers and to date, has not experienced any unexpected material losses. An allowance for doubtful accounts is determined with respect to specific accounts receivable that the management evaluates to be uncollectible.

            H.    PROPERTY AND EQUIPMENT

                  1. Equipment are stated at cost, net of accumulated depreciation.

                  2. Depreciation is calculated by the straight-line method over the estimated useful lives of the assets at the following annual rates:

                                                                       %
                                                                    -------

                  Motor vehicles                                         15
                  Office furniture and equipment
                    (including computers)                            6 - 33
                                                                  (mainly 33)

            I.    INVENTORIES

                  Inventories of spare parts used for providing services to customers and inventories of work in process are stated at the lower of cost or net realizable value. Cost of work in process is determined on a specific basis.

            J.    IMPAIRMENT OF LONG-LIVED ASSETS

                  The Company's long-lived assets are reviewed for impairment in accordance with SFAS No. 144 "Accounting for the Impairment or Disposal of Long-Lived Assets" whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to the future undiscounted cash flows expected to be generated by the asset. If an asset is determined to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the asset exceeds its fair value. As of December 31, 2004, impairment losses of NIS 25,000 have been identified.

                                              SPACELOGIC LTD. AND ITS SUBSIDIARY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 2:-    SIGNIFICANT ACCOUNTING POLICIES (CONT.)

            K.    DEFERRED TAXES

                  The Company and its subsidiary account for income taxes in accordance with Statement of Financial Accounting Standards No.109, "Accounting for Income Taxes" ("SFAS No.109"). This Statement prescribes the use of the liability method whereby deferred tax assets and liability account balances are determined based on differences between financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse. The Company and its subsidiary provide a valuation allowance, if necessary, to reduce deferred tax assets to their estimated realizable value.


            L.    SEVERANCE PAY

                  The liabilities of the Group for severance pay are calculated based on the most recent salary of the employees as of the balance sheet date in accordance with Israeli Severance Pay Law.

                  The Company's obligation for severance pay is provided by monthly deposits with insurance companies ("Severance pay funds"). Severance pay funds presented in the balance sheet include profits accumulated to balance sheet date. The amounts deposited may only be withdrawn after fulfillment of the obligations pursuant to Israeli Severance Pay Law or labor agreements. The value of the deposited funds is based on the cash surrendered value of these funds and includes immaterial profits.

                  Severance pay expenses for the years ended December 31, 2004, 2003 and 2002 amounted to approximately NIS 263,000, NIS 240,000, and NIS 430,000, respectively.

            M.    REVENUE RECOGNITION

                  The Company generated revenues from a long-term contract of construction of the baggage handling system in Ben Gurion Airport ("BGA 2000") and from sale of its self developed software relating to Warehouse Management Systems. The Company also generated revenues from providing maintenance services and support, from sale of spare parts and from commissions on supplying spare parts.

                  1.    Revenue from BGA 2000 Baggage Handling System ("BHS").

                        Revenue from the BGA 2000 BHS long-term construction contract is recognized based on Statement of Position 81-1 "Accounting for Performance of Construction-Type and Certain Production - Type Contracts" ("SOP 81-1") whereby revenue is recognized according to the percentage of completion method.

                        Sales and anticipated profit under the long-term contract are recorded using the cost-to-cost method of accounting, where by percentage of completion is measured based on the ratio of costs incurred, to estimated total project costs. This percentage of completion approximates the percentage of completion determined under engineering progress.

                                              SPACELOGIC LTD. AND ITS SUBSIDIARY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 2:-    SIGNIFICANT ACCOUNTING POLICIES (CONT.)

            M.    REVENUE RECOGNITION (CONT.)

                  1.    Revenue from BGA 2000 Baggage Handling System ("BHS")
                        (cont.)

                        Estimated gross profit from long-term contracts may change due to changes in estimates resulting from differences between actual performance and original forecasts. Such changes in estimated gross profit are recorded in results of operations when they are reasonably determinable by management, on a cumulative catch-up basis.

                        Amounts representing contract change orders, claims or other items are included in sales only when they can be reliably estimated and realization is probable.

                        The Company believes that the use of the percentage of completion method is appropriate as the Company has the ability to make reasonably dependable estimates of the extent of progress towards completion, of contract revenues and of contract costs. In addition, the contract executed includes provisions that clearly specify the enforceable rights regarding services to be provided and received by the parties to the contracts, the consideration to be exchanged and the manner and terms of settlement. The Company expects to perform its contractual obligations and its customer is expected to satisfy its obligations under the contract.

                  2.    Revenues from sale of software and products.

                        Revenues from sale of software are recognized in accordance with Statement of Position 97-2, "Software Revenue Recognition", as amended ("SOP 97-2"). SOP 97-2 generally requires revenue earned on software arrangements involving multiple elements to be allocated to each element based on the relative fair value of the elements. However, the Company has adopted Statement of Position 98-9, "Modification of SOP 97-2, Software Revenue Recognition with Respect to Certain Transactions", ("SOP 98-9"). SOP 98-9 requires that revenue be recognized under the "residual method" when Vendor Specific Objective Evidence ("VSOE") of fair value exists for all undelivered elements and VSOE does not exist for all of the delivered elements. Under the residual method any discount in the arrangement is allocated to the delivered elements. Revenues from sale of software license are recognized when delivery of the product has occurred, the fee is fixed or determinable, collectibility is probable, vendor specific objective evidence exists to allocate total fees to elements of the arrangement and persuasive evidence of an arrangement exists.

                        The Company also generated revenues also from products sales which are recognized in accordance with Staff Accounting Bulletin No. 104 "Revenue Recognition" when delivery has occurred and, where applicable, after installation has occurred, there is persuasive evidence of an agreement, the fee is fixed or determinable and collection of the related receivable is probable and no further obligations exist. In cases where delivery has occurred but the required installation has not been performed, the Company does not recognize the revenue until the installation is completed.

                                              SPACELOGIC LTD. AND ITS SUBSIDIARY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 2:-    SIGNIFICANT ACCOUNTING POLICIES (CONT.)

            M.    REVENUE RECOGNITION (CONT.)

                  3.    Revenues from maintenance services and support.

                        Revenues from maintenance services and support are recognized on a straight-line basis over the term of the maintenance services and support agreement.

                  4.    Revenues from sale of spare parts.

                        Revenues from sale of spare parts are recognized when delivery of the spare parts has occurred, the fee is fixed or determinable, collectibility is probable and persuasive evidence of an arrangement exists.

                  5.    Revenues from commission

                        Revenue from commissions on supplying spare parts is earned when the sale is consummated.

                  6.    Deferred revenue

                        Deferred revenue includes unearned amounts received under maintenance services and support contracts.

            N.    PROVISION FOR WARRANTIES

                  The Company estimates the costs that may be incurred under its basic warranty and records a liability in the amount of such costs at the time revenue is recognized. The specific terms and conditions of those warranties vary depending upon the product sold and the work preformed. Factors that affect the Company's warranty liability include the anticipated work, weighted average cost of employees, engineering estimates and anticipated rates of warranty claims. The Company's management periodically assesses the adequacy of its recorded warranty liability based on the past experience of management and adjusts the amount as necessary.

                  Changes in the Company's provision for warranty during the year are as follows:

                                                                  CONVENIENCE
                                                                  TRANSLATION
                                                                   (NOTE 2B)
                                                           ------   -------
                                                             NIS   U.S. DOLLARS
                                                           ------    ------
                                                            (in thousands)
                  Balance, at January 1, 2004                 881    $  204
                  Warranties issued during the year           248        58
                  Warranties expired or settled
                      during the year                         (41)       (9)
                                                           ------    ------
Balance, at December 31, 2004                               1,088    $  253
                                                           ======    ======

                                              SPACELOGIC LTD. AND ITS SUBSIDIARY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 2:-    SIGNIFICANT ACCOUNTING POLICIES (CONT.)

            O.    RESEARCH AND DEVELOPMENT COSTS

                  Research and development costs, net of participations, are charged to the statement of operations as incurred. SFAS NO. 86 "Accounting for the Costs of Computer Software to be Sold, Leased or Otherwise Marketed," requires capitalization of certain software development costs subsequent to the establishment of technological feasibility. Based on the product development process, technological feasibility is established upon completion of a working model. Costs, incurred by the Company between completion of the working models and the point at which the products are ready for general release, have been insignificant. Therefore, research and development costs have been charged to the statement of operations, as incurred.

            P.    PARTICIPATION IN RESEARCH AND DEVELOPMENT COSTS

                  Participation of the BIRD Foundation in funding approved research and development projects is recognized at the time the Company is entitled to such participation, on the basis of the costs incurred. Such participation is included as a deduction of research and development costs. The participation received and accrued in 2004 amounted to NIS 674,000 ($157,000).

            Q.    FAIR VALUE OF FINANCIAL INSTRUMENTS

                  The carrying amount reported in the balance sheet for cash and cash equivalents, short-term bank deposits, trade receivables, other accounts receivable, short-term bank credit, long-term loans, trade payables and other accounts payable approximates their fair value.

            R.    NET LOSS PER SHARE

                  Net loss per share is computed based on the weighted average number of Ordinary shares outstanding during each year, in accordance with SFAS No. 128 "Income per Share".

            S.    IMPACT OF RECENTLY ISSUED AND ADOPTED ACCOUNTING STANDARDS

                  1. In 2003, the FASB issued FASB Interpretation No. 46, Consolidation of Variable Interest Entities, an interpretation of Accounting Research Bulletin No. 51 ("FIN 46"). In December 2003, the FASB revised FIN 46 to make certain technical corrections and address certain implementation issues that had arisen. FIN 46 provides a new framework for identifying Variable Interest Entities ("VIE's") and determining when a company should include the assets, liabilities, non-controlling interests and results of activities of a VIE in its consolidated financial statements.

                        In general, a VIE is an entity that either (1) has an insufficient amount of equity to carry out its principal activities, without additional subordinated financial support, (2) has a group of equity owners that are unable to make significant decisions about the entity's activities, or (3) has a group of equity owners that do not have the obligation to absorb the entity's losses or the right to receive returns generated by its operations.

                                              SPACELOGIC LTD. AND ITS SUBSIDIARY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 2:-    SIGNIFICANT ACCOUNTING POLICIES (CONT.)

            S.    IMPACT OF RECENTLY ISSUED AND ADOPTED ACCOUNTING STANDARDS
                  (CONT.)

                  FIN 46 requires the consolidation of a VIE by the primary beneficiary. The primary beneficiary is the entity that absorbs a majority of the entity's expected losses, receives a majority of the entity's expected residual returns, or both, as a result of ownership, contractual or other financial interests in the entity. As the Company a nonpublic enterprise, the interpretation is effective by the beginning of the first annual beginning after December 15, 2004. The adoption of FIN No. 46 to is not expected to have a material impact on the Group's results of operations or financial position.

                  2 In November 2004, the FASB issued Statement of Financial Accounting Standard No. 151, "Inventory Costs, an amendment of ARB No. 43, Chapter 4." ("SFAS 151"). SFAS 151 amends Accounting Research Bulletin ("ARB") No. 43, Chapter 4, to clarify that abnormal amounts of idle facility expense, freight handling costs and wasted materials (spoilage) should be recognized as current-period charges. SFAS 151 is effective for inventory costs incurred during fiscal years beginning after June 15, 2005. The Company does not expect that the adoption of SFAS 151 will have a material effect on its financial position or results of operations.

            T.    LINKED BALANCES

                  1. Balances linked to the Consumer Price Index ("CPI") are included on the basis of the appropriate Index for each linked asset or liability.

                  2. Changes in the Israeli CPI and the dollar exchange rates are as follows:


                                         REPRESENTATIVE
                                            EXCHANGE
                                              RATE OF          CURRENT MONTH
                  AS OF                   ONE U.S. DOLLAR       ISRAELI CPI
                  ------------------------  ----------     -------------------
                                               NIS             POINTS (*)
                                            ----------     -------------------
                  December 31, 2004            4.308             107.4
                  December 31, 2003            4.379             106.2
                  December 31, 2002            4.737             108.2

                  CHANGES DURING THE YEAR       %                   %
                  ------------------------  ----------     -------------------
                  2004                        (1.6)                1.2
                  2003                        (7.6)               (1.9)
                  2002                         7.3                 6.5

                  *) According to the index on an average basis of 2000 = 100.

                                              SPACELOGIC LTD. AND ITS SUBSIDIARY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 3:-    CASH AND CASH EQUIVALENTS

                                           DECEMBER 31,        DECEMBER 31,
                                         2003       2004           2004
                                         -----      -----      -------------
                                                                CONVENIENCE
                                                                TRANSLATION
                                                                 (NOTE 2B)
                                                NIS            U.S. DOLLARS
                                         ----------------      ------------
                                                   (In thousands)
            Cash                            51         11          $   2
            Deposits in NIS              2,296         66             16
                                         -----      -----          -----
                                         2,347         77          $  18
                                         =====      =====          =====

NOTE 4:-    SHORT-TERM BANK DEPOSITS

                                              ANNUAL INTEREST
                                                RATE AS OF
                                                 DECEMBER 31,         DECEMBER 31,         DECEMBER 31,
                                                    2004           2003         2004          2004
                                                  --------        --------    --------     ------------
                                                                                           CONVENIENCE
                                                                                           TRANSLATION
                                                                                            (NOTE 2B)
                                                     %                     NIS             U.S. DOLLARS
                                                  --------        --------------------     ------------
                                                                     (In thousands)
            Deposits in NIS (1)                        3.5           729           638        $  148
            Deposits in foreign currencies
             (the majority DKK)                   1.7-1.88         1,694           333            77
                                                                  ------        ------        ------

                                                                   2,423           971        $  225
                                                                  ======        ======        ======

            (1) The deposits include a balance in the amount of NIS 323,000 that serves as collateral for a bank guarantee issued in favor of a related company. In addition, a balance of NIS 294,000 serves as collateral for bank guarantees issued to secure advances received from customers (see Note 16a).

                                              SPACELOGIC LTD. AND ITS SUBSIDIARY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
NOTE 5:-    TRADE RECEIVABLES

                                           DECEMBER 31,        DECEMBER 31,
                                         2003       2004           2004
                                         -----      -----      -------------
                                                                CONVENIENCE
                                                                TRANSLATION
                                                                 (NOTE 2B)
                                                NIS            U.S. DOLLARS
                                         ----------------      ------------
                                                   (In thousands)

            Open accounts (1)              886        597           $139
            Checks receivable               55         29              7
                                         -----      -----           ----
                                           941        626           $146
                                         =====      =====           ====

            (1)   With respect to charges, see Note 16b.

NOTE 6:-    OTHER ACCOUNTS RECEIVABLE

                                                                DECEMBER 31,        DECEMBER 31,
                                                              2003       2004           2004
                                                              -----      -----      -------------
                                                                                     CONVENIENCE
                                                                                     TRANSLATION
                                                                                      (NOTE 2B)
                                                                     NIS            U.S. DOLLARS
                                                              ----------------      ------------
                                                                        (In thousands)

            Related companies (1)                              262      207             $ 48
            Grant receivable from the Bird Foundation (2)       --      225               52
            Government  authorities                             50       --               --
            Deposits in respect of long-term lease              --       58               13
            Other receivables                                   19       --               --
                                                              ----     ----             ----
                                                               331      490             $113
                                                              ====     ====             ====

            (1) The amount bears no interest and is to be paid until December 31, 2005. (2) See Note 16d(3).

NOTE 7:-    INVENTORIES

                                           DECEMBER 31,        DECEMBER 31,
                                         2003       2004           2004
                                         -----      -----      -------------
                                                                CONVENIENCE
                                                                TRANSLATION
                                                                 (NOTE 2B)
                                                NIS            U.S. DOLLARS
                                         ----------------      ------------
                                                   (In thousands)
            Work-in-process              1,386        157          $  36
            Spare parts                    280        261             61
                                         -----      -----          -----
                                         1,660        418          $  97
                                         =====      =====          =====

                                              SPACELOGIC LTD. AND ITS SUBSIDIARY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 8:-    LONG-TERM LOAN AND RECEIVABLE - RELATED PARTIES

            A.    LONG-TERM LOAN

                  On January 8, 2001, the Company signed a convertible loan agreement ("the investment") with a related company ("the borrower") according to which the Company provided the borrower with a loan of $ 150,000 for a period of six months. The borrower is in the business of selling software for the long-term care market. The loan bears an annual interest rate of 8%. The Company has the option to convert the loan into ordinary shares of the borrower according to a price of $
                  15.82 per share.

                  The repayment and conversion date for the convertible loan was deferred to December 31, 2005.

                  Due to the borrower's deteriorated financial position, the Company recorded in 2003 a provision for the impairment of the loan. The write-off in amount of NIS 813,000 was recorded in other expenses in the statement of operations.

            B.    LONG-TERM RECEIVABLE

                  In 2003, an amount of NIS 165,000 was due from a related company. The amount is denominated in NIS, bears no interest and is to be paid until December 31, 2005.


NOTE 9:-    PROPERTY AND EQUIPMENT, NET

            A.    COMPOSITION

                                                   DECEMBER 31,          DECEMBER 31,
                                               2003           2004           2004
                                               -----          -----      -------------
                                                                         CONVENIENCE
                                                                         TRANSLATION
                                                                          (NOTE 2B)
                                                       NIS               U.S. DOLLARS
                                               --------------------      ------------
                                                          (In thousands)

            Cost
            Motor vehicles                         898          692         $   160
            Office furniture and equipment       1,260        1,075             249
                                               -------      -------         -------
                                                 2,158        1,767             409
                                               -------      -------         -------
            Accumulated depreciation            (1,033)        (994)           (230)
                                               -------      -------         -------
            Equipment, net                       1,125          773         $   179
                                               =======      =======         =======

                  Depreciation expenses for the years ended December 31, 2004, 2003 and 2002 amounted to NIS 259,000, NIS 329,000 and NIS 337,000 respectively. In addition, the Company recognized in 2004 an impairment loss of NIS 25,000.

            B.    As for charges, see Note 16b.

                                              SPACELOGIC LTD. AND ITS SUBSIDIARY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 10:-   SHORT-TERM BANK CREDIT AND OTHERS

                                               ANNUAL
                                              INTEREST
                                              RATE AS OF
                                           DECEMBER 31, 2004   DECEMBER 31, 2003           DECEMBER 31, 2004
                                           ------------------ -------------------  ---------------------------------
                                                                                                       CONVENIENCE
                                                                                                       TRANSLATION
                                                                   UNLINKED            UNLINKED         (NOTE 2B)
                                                              -------------------  -----------------    UNLINKED
                                                   %                 NIS                 NIS             U.S. $
                                           ------------------ -------------------  ---------------------------------
                                                                                  (IN THOUSANDS)
Short-term bank credit                             --                 12                  --               $ --
 Current maturities of long-term loans
   (see Note 14)(1)                               8.8                 59                  21                  5
                                                              -------------------  ---------------------------------

                                                                      71                  21               $  5
                                                              ===================  =================================

(1) With respect to collateral, see Note 16b.


NOTE 11:-   TRADE PAYABLES

                                          DECEMBER 31,                  DECEMBER 31,
                                     2003              2004                 2004
                                  ------------     -------------    ----------------------
                                                                         CONVENIENCE
                                                                    ---------------------
                                                                    TRANSLATION (NOTE 2B)
                                               NIS                      U.S. DOLLARS
                                  ------------------------------    ----------------------
                                                      (In thousands)
            Open accounts                2,226              873             $ 203
            Checks payable                 771              225                52
                                  ------------     -------------    ----------------------

                                         2,997            1,098             $ 255
                                  ============     =============    ======================

                                              SPACELOGIC LTD. AND ITS SUBSIDIARY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 12:-   OTHER ACCOUNTS PAYABLE

                                                               DECEMBER 31,                  DECEMBER 31,
                                                          2003              2004                 2004
                                                       ------------     -------------    ----------------------
                                                                                              CONVENIENCE
                                                                                         TRANSLATION (NOTE 2B)
                                                                    NIS                      U.S. DOLLARS
                                                       ------------------------------    ----------------------
                                                                           (In thousands)

            Payroll and related expenses                        507              417            $    97
            Provision for employees vacation leave              345              254                 59
            Government authorities                              333              530                123
            Related parties                                     250              673                156
            Provision for warranty                              881            1,088                253
            Deferred revenue                                  2,453              579                134
            Other payables (1)                                1,830            1,801                418
                                                       ------------     -------------    ----------------------
                                                              6,599            5,342            $ 1,240
                                                       ============     =============    ======================

            (1) On July 10, 2002, a financial lawsuit in the United States in the amount of $ 50 million was filed by the Company against a partner in a joint venture ("the partner") for breach of commitments based on a collaboration agreement. The partner filed a counter claim for the reimbursement of $ 418,000 which was invested in the Joint Venture and deposited in the Company's bank account. The Company recorded the amount invested as a liability in the financial statements.

                  Management believes, based on its legal advisors, that the chances the Company will be required to reimburse the partner are remote.


NOTE 13:- BILLINGS IN EXCESS OF COSTS AND ESTIMATED EARNINGS ON UNCOMPLETED CONTRACTS

                                                                                              DECEMBER 31,
                                                                DECEMBER 31,                     2004
                                                             2003            2004             CONVENIENCE
                                                       ----------------   -------------  ----------------------
                                                                                           TRANSLATION (NOTE
                                                                                                  2B)
                                                                     NIS                     U.S. DOLLARS
                                                       --------------------------------  ----------------------
                                                                           (In thousands)
            Cost incurred on uncompleted contracts              10,600          --                $ --
            Estimated earnings                                   8,113          --                  --
                                                                18,713          --                  --
            Less: Billings to date(1)                          (20,748)         --                  --

                                                                (2,035)         --                $ --

            (1) With respect to collateral, see Notes 4 and 16a.

                                              SPACELOGIC LTD. AND ITS SUBSIDIARY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 14:-   LONG-TERM LOANS

            a. COMPOSITION:

                                                                                      DECEMBER 31,
                                                                                 2003            2004           DECEMBER 31,
                                                ANNUAL                       -------------- ----------------        2004
                                             INTEREST RATE                                                      CONVENIENCE
                                                 AS OF                                                          TRANSLATION
                                             DECEMBER 31,       YEARS OF                                         (NOTE 2B)
                                                 2004           MATURITY                   NIS                 U.S. DOLLARS
                                             -------------    -----------    -------------------------------   ------------
                                                                                              (In thousands)

               From leasing companies         Unlink 8.8%      2005-2009                59           5975         $   17
               Less - current maturities                                               (59)           (21)            (5)
                                                                                   ---------      ---------    ------------
                                                                                        --             54         $   12
                                                                                   =========      =========    ============

            The maturities of these loans after December 31, 2004 are as follows:

                                                           NIS
                                                  ----------------------
                                                      (in thousands)
                   2005 - current maturities                21
                   2006                                     22
                   2007                                     21
                   2008                                     10
                   2009                                      1
                                                  ----------------------
                                                            75
                                                  ======================

            b. With respect to collateral, see Note 16b.

                                              SPACELOGIC LTD. AND ITS SUBSIDIARY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 15:-   TAXES ON INCOME

            a.    APPLICABLE TAX LAWS:

                  The provisions of the Income Tax (Inflationary Adjustments) Law, 1985 apply to the Company and its subsidiary. According to the law, the results for tax purposes are measured based on the changes in the Israeli CPI.

            b.    TAX LOSSES CARRYFORWARD:

                  As of December 31, 2004, the group has carryforward losses for an indefinite period of approximately NIS 3 million.

            c.    FINAL TAX ASSESSMENTS:

                  The Company has tax assessments which are considered final through 2000. The subsidiary has no final tax assessments since inception (year 2000).

            d.    DEFERRED TAXES:

                  Deferred income taxes reflect the net tax effect of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The deferred taxes were computed at the enacted tax rate that is expected to be in effect at the time the differences are expected to reverse (30%). Significant components of the Group's deferred tax assets are as follows:

                  DEFERRED TAX ASSETS:

                                                                         DECEMBER 31,                     DECEMBER 31,
                                                                     2003             2004                    2004
                                                              ----------------   ----------------          CONVENIENCE
                                                                                                      ----------------------
                                                                                                      TRANSLATION (NOTE 2B)
                                                                             NIS                          U.S. DOLLARS
                                                              -----------------------------------     ----------------------
                                                                                      (In thousands)
                  Short-term deferred tax assets-net:
                  Provision for employees vacation leave             127                   98                  $     23
                                                                     127                   98                        23
                  Valuation allowance                               (127)                 (98)                      (23)
                                                              ----------------      -------------     ----------------------
                                                                      --                   --                        --
                                                              ----------------      -------------     ----------------------
                  Long-term deferred tax assets-net:
                  Accrued severance pay and others                   188                  249                        58
                  Carryforward tax losses of the company              --                  336                        78
                  Carryforward tax losses of the subsidiary          613                  578                       134
                                                              ----------------      -------------     ----------------------
                                                                     801                1,163                       270
                  Valuation allowance                               (801)              (1,163)                     (270)
                                                              ----------------      -------------     ----------------------
                                                                      --                   --                        --
                                                              ----------------      -------------     ----------------------
                  Net deferred tax                                    --                   --                  $     --
                                                              ================      =============     ======================

                                              SPACELOGIC LTD. AND ITS SUBSIDIARY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 15:-   TAXES ON INCOME (CONT.)

            e. A reconciliation of theoretical tax expenses, assuming all income is taxed at the statutory rate applicable to the income of the Group, and the actual tax expenses, is as follows:

                                                                            FOR THE YEAR ENDED DECEMBER 31,
                                                           ---------------------------------------------------------------
                                                               2002          2003             2004                2004
                                                           ------------   ------------    -------------      -------------
                                                                                                     CONVENIENCE
                                                                                                 TRANSLATION (NOTE 2B)
                                                                       NIS                           U.S. DOLLARS
                                                           ---------------------------    --------------------------------
                                                                                 (In thousands)

                   Income (loss) before taxes on income       (2,255)           452            (422)          $      (98)
                                                           ===========    ===========     ============       =============

                   Statutory tax rate                             36%           36%              35%                  35%
                                                           ===========    ===========     ============       =============

                   Theoretical tax expense (tax benefit)        (812)           163            (148)                 (34)
                   Nondeductible  expenses                        89            157              69                   69
                   Valuation allowance in respect of
                       deferred taxes recorded in prior
                       years                                      --            280              --                   --
                   Reversal of valuation allowance
                       recorded in prior years due to
                       change in estimate                         --           (314)             (8)                  (2)
                   Deferred taxes for which valuation
                       allowance was provided                    784            394             251                    5
                                                           ------------   ------------    -------------      --------------
                   Taxes on income in
                     the statements of
                     operations                                   61            680             164           $       38
                                                           ============   ============    =============      ==============

                                              SPACELOGIC LTD. AND ITS SUBSIDIARY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 15:-   TAXES ON INCOME (CONT.)

            f. Taxes on income (tax benefits) included in the statements of operations:

                                                        FOR THE YEAR ENDED DECEMBER 31,
                                            2002            2003           2004                2004
                                         ------------    -----------    -----------      ------------------
                                                                                            CONVENIENCE
                                                                                            TRANSLATION
                                                                                             (NOTE 2B)
                                                            NIS                             U.S. DOLLARS
                                         --------------------------------------------    ------------------
                                                                     (In thousands)

                    Deferred taxes            (54)            280               --             $   --
                    Current taxes             115             400              164                 38

                                               61             680              164             $   38

            g. On June 29, 2004, the Knesset (Israeli parliament) passed the Amendment to the Income Tax Ordinance (No. 140 and Temporary Provision), 2004, which progressively reduces the tax rates applicable to companies from 36% to 35% in 2004 to a rate of 30% in 2007. The change in the tax rate did not have a material effect on the Company's financial position or results of operations.

NOTE 16:-   GUARANTEES, CHARGES, CONTINGENCIES AND COMMITTMENTS

            a.    GUARANTEES:

                  1. The Company has provided bank guarantees in the amount of NIS 294,000 in order to secure advances received from customers and NIS 83,000 to secure rental fees.

                  2. The Company has also deposited an amount of NIS 323,000 as collateral for a bank guarantee issued in favor of a related company.

            b.    CHARGES:

                  1. As collateral for liabilities to banks, a charge in an unlimited amount has been placed on trade receivables and on future receivables from certain customers.

                  2. As collateral for a loan granted by a leasing company, a fixed charge has been placed on motor vehicles (see Note
                        13).

                  3. For deposits serving as collateral for bank guarantees, see Note 4.

            c.    CONTINGENT LIABILITIES:

                  The Company had committed to complete the project of BGA 2000 until December 6, 2003 otherwise a penalty amount between $1,200 to $3,600 was to be paid for each day of delay to the extent of 15% of the entire consideration. The Company executed substantial delivery of the project in May 2004. It is management's estimate that the Company is not exposed to any liabilities for penalties on account of schedule delays since it has fulfilled all its commitments according to the abovementioned agreement and according to a notification received in 2004 from the customer, the project was completed.

                                              SPACELOGIC LTD. AND ITS SUBSIDIARY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 16:-   GUARANTEES, CHARGES, CONTINGENCIES AND COMMITMENTS (CONT.)

            d.    COMMITMENTS

                  1. The future minimum lease commitments of the Company under various non-cancelable operating lease agreements in respect of motor vehicles are as of December 31, 2004 as follows:

                                                               NIS
                                                         --------------
                                                         (In thousands)
                                  2005                         221
                                  2006                           5
                                                         --------------
                                                               226
                                                         ==============

                  2. The Company is committed to pay rent for a building until December 2005. Future rental fees on account of the lease as of December 31, 2004 aggregate to approximately NIS 200,000 per annum. The Company received an option to extend the lease for two additional years. As for collateral see a (1) above. Rent expenses for the years ended December 31, 2004, 2003 and 2002 amounted to NIS 254,000, NIS 287,000 and
                        NIS 58,000, respectively.

                  3. In June 2004, an Agreement was signed between the Company and the Bird Foundation ("Bird") for Bird's participation in the Company's expected research and development budget of approximately $1,072,000 up to a participation amount of $534,000. This research and development is to be performed within 18 months. Through December 31, 2004 BIRD's participation amounted to NIS 674,000 ($ 156,453).

                        Pursuant to the agreement, the Company is required to pay royalties at the rate of 5% of sales of product developed with funds provided by the BIRD Foundation, up to an amount equal to 100-150% of BIRD Foundation's research and development grants (dollar linked) related to such projects. The obligation to pay these royalties is contingent on actual sales of the products and in the absence of such sales no payment is required. As of December 31, 2004 the company's' contingent obligation to Bird in respect of the aforementioned participation amounted to NIS 674,000($ 156,453).

                                              SPACELOGIC LTD. AND ITS SUBSIDIARY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 17:-   SHARE CAPITAL

            SHARE RIGHTS

            The Ordinary shares confer their holders the right to vote, the right to receive a dividend whether in cash or in Bonus shares, in the distribution of assets or any other distribution and rights concerning capital repayment and participation in the distribution of the Company's surplus assets in the event of liquidation, according to the ratio of amounts of capital that are outstanding or credited as outstanding over the nominal value of the shares held by them.

NOTE 18:-   SUPPLEMENTARY INFORMATION TO THE STATEMENTS OF OPERATIONS

                                                                                FOR THE YEAR ENDED DECEMBER 31,
                                                             ------------------------------------------------------------------
                                                                  2002             2003            2004               2004
                                                             ------------     --------------   -------------     --------------
                                                                                                                   CONVENIENCE
                                                                                                                   TRANSLATION
                                                                                                                    (NOTE 2B)
                                                                                   NIS                               U. S. $
                                                             -----------------------------------------------     --------------
                                                                                       (In thousands)
            a.    Research and development costs, net
                  Research and development costs                2,523              2,152           2,848          $     662
                  Participation from BIRD                           -                  -            (674)              (157)
                                                             ------------     --------------    ------------      ------------
                                                                2,523              2,152           2,174          $     505
                                                             ============     ==============    ============      ============
            b.    Financial income (expense), net:
                  Interest income from short-term deposits        446                227              48          $      11
                  Interest income from related companies           78                  -               -                  -
                  Foreign exchange gain (loss)                    266                234             (38)                (9)
                  Interest expenses on long-term loan             (58)               (22)             (3)                (1)
                  Interest expenses on short-term bank
                    credit                                       (146)               (68)            (51)               (11)
                                                             ------------     --------------    ------------      ------------

                                                                  586                371             (44)         $     (10)
                                                             ============     ==============    ============      ============
            c.    Other expenses: Write-down of loan
                    granted to related party (Note 8a)           -                -  813               -                  -
                                                             ------------     --------------    ------------      ------------
                                                                 -                -  813               -          $       -
                                                             ============     ==============    ============      ============

                                              SPACELOGIC LTD. AND ITS SUBSIDIARY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 19:-   INFORMATION ON OPERATING SEGMENTS

            a. The Group adopted Statement of Financial Accounting Standards No.131 "Disclosures About of an Enterprise and Related Information", ("SFAS No.131").

                  The Group operates in the three following reportable operating segments:

                  o Baggage Handling Systems- the Company was involved in the construction of the automatic-baggage-handling system for Ben-Gurion Airport. In addition, in 2004 the Company sold spare parts relating to the system constructed and also received commissions in respect of the aforementioned sales.

                  o WMS and Software - development, planning, implementation and marketing of software for warehouses and distribution centers.

                  o     Maintenance services and support.

            b.    Measurement of revenues and segment profits and losses:

                  The measurement of revenues, profits or losses and assets of the reportable operating segments is based on the same accounting principles applied in these financial statements.

                  Segment profits (losses) reflect the income from operations of the segment and do not include net financial income or expense and income tax expenses (tax benefit) since those items are not included in the measurement of segment profit or loss.

                                              SPACELOGIC LTD. AND ITS SUBSIDIARY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 19:-   INFORMATION ON OPERATING SEGMENTS ( CONT.)

            c.    Financial data relating to reportable operating segments:

                                                                           YEAR ENDED DECEMBER 31, 2004
                                               ------------------------------------------------------------------------------------
                                                 BAGGAGE                     MAINTENANCE
                                                HANDLING        WMS AND      SERVICES AND
                                                 SYSTEMS       SOFTWARE        SUPPORT         OTHER      ADJUSTMENTS      TOTALS
                                               ------------------------------------------------------------------------------------
                                                                                 NIS (In thousands)
                                               ------------------------------------------------------------------------------------
            Revenues from external customers       11,157          3,471             994            92            --         15,714
                                               ==========     ==========      ==========     =========     =========     ==========
            Segment profit (loss)                   1,637            198             498            92        (2,803)(1)       (378)
                                               ==========     ==========      ==========     =========     =========     ==========
            Depreciation expense                      133             41              22            --            63            259
                                               ==========     ==========      ==========     =========     =========     ==========
            Investments in long-lived assets           66            113              35            --            12            226
                                               ==========     ==========      ==========     =========     =========     ==========

                                                                                 DECEMBER 31, 2004
                                               ------------------------------------------------------------------------------------
            Segment assets                          1,006            563             524            18         1,918(2)       4,029
                                               ==========     ==========      ==========     =========     =========     ==========

            (1) Unallocated expenses
            (2) Unallocated assets

                                              SPACELOGIC LTD. AND ITS SUBSIDIARY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 19:-   INFORMATION ON OPERATING SEGMENTS ( CONT.)

            c.    Financial data relating to reportable operating segments:

                                                                           YEAR ENDED DECEMBER 31, 2004
                                               ------------------------------------------------------------------------------------
                                                 BAGGAGE                     MAINTENANCE
                                                HANDLING        WMS AND      SERVICES AND
                                                 SYSTEMS       SOFTWARE        SUPPORT         OTHER      ADJUSTMENTS      TOTALS
                                               ------------------------------------------------------------------------------------
                                                                   CONVENIENCE TRANSLATION (NOTE 2B) U.S. DOLLARS
                                               ------------------------------------------------------------------------------------
                                                                                 NIS (In thousands)
                                               ------------------------------------------------------------------------------------
            Revenues from external customers        2,590            806             231            21            --          3,648
                                               ==========     ==========      ==========     =========     =========     ==========
            Segment profit (loss)                     380             46             116            21          (651)(1)        (88)
                                               ==========     ==========      ==========     =========     =========     ==========
            Depreciation expense                       30             10               5            --            15             60
                                               ==========     ==========      ==========     =========     =========     ==========
            Investments in long-lived assets           15             26               8            --             3             52
                                               ==========     ==========      ==========     =========     =========     ==========

                                                                                 DECEMBER 31, 2004
                                                                   CONVENIENCE TRANSLATION (NOTE 2B) U.S. DOLLARS
                                               ------------------------------------------------------------------------------------
            Segment assets                            234            131             122             4           444(2)         935
                                               ==========     ==========      ==========     =========     =========     ==========

            (1) Unallocated expenses
            (2) unallocated assets

                                              SPACELOGIC LTD. AND ITS SUBSIDIARY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 19:-   INFORMATION ON OPERATING SEGMENTS ( CONT.)

            c.    Financial data relating to reportable operating segments:

                                                                           YEAR ENDED DECEMBER 31, 2004
                                               ------------------------------------------------------------------------------------
                                                 BAGGAGE                     MAINTENANCE
                                                HANDLING        WMS AND      SERVICES AND
                                                 SYSTEMS       SOFTWARE        SUPPORT         OTHER      ADJUSTMENTS      TOTALS
                                               ------------------------------------------------------------------------------------
                                                                                 NIS (In thousands)
                                               ------------------------------------------------------------------------------------
            Revenues form external customers       17,586          2,362             914            32            --         20,894
                                               ==========     ==========      ==========     =========     =========     ==========
            Segment profit (loss)                   5,268         (1,247)            559            32        (3,710)(1)        902
                                               ==========     ==========      ==========     =========     =========     ==========
            Depreciation expense                      219             23              23            --            64            329
                                               ==========     ==========      ==========     =========     =========     ==========
            Investments in long-lived assets          154             25              25            --            56            260
                                               ==========     ==========      ==========     =========     =========     ==========

                                                                                 DECEMBER 31, 2004
                                               ------------------------------------------------------------------------------------
            Segment assets                          2,083          3,229             570            --         3,842(2)       9,724
                                               ==========     ==========      ==========     =========     =========     ==========

            (1) Unallocated expenses
            (2) unallocated assets

                                              SPACELOGIC LTD. AND ITS SUBSIDIARY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 19:-   INFORMATION ON OPERATING SEGMENTS ( CONT.)

            c.    Financial data relating to reportable operating segments:

                                                                           YEAR ENDED DECEMBER 31, 2004
                                               ------------------------------------------------------------------------------------
                                                 BAGGAGE                     MAINTENANCE
                                                HANDLING        WMS AND      SERVICES AND
                                                 SYSTEMS       SOFTWARE        SUPPORT         OTHER      ADJUSTMENTS      TOTALS
                                               ------------------------------------------------------------------------------------
                                                                                 NIS (In thousands)
                                               ------------------------------------------------------------------------------------
            Revenues form external customers       13,299          3,484             798            15            --         17,596
                                               ==========     ==========      ==========     =========     =========     ==========
            Segment profit (loss)                   1,575         (1,474)            408            15        (3,365)(1)     (2,841)
                                               ==========     ==========      ==========     =========     =========     ==========
            Depreciation expense                       85             39              78            --           135            337
                                               ==========     ==========      ==========     =========     =========     ==========

            (1) Unallocated expenses


            d. Revenues from single customer that exceed 10% of total revenues in the reported years:

                                                Year ended December 31,
                                        -------------------------------------
                                           2002          2003        2004
                                        ----------     --------   -----------
            Customer A                      77%           80%         68%

                                              SPACELOGIC LTD. AND ITS SUBSIDIARY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 20:-   TRANSACTIONS AND BALANCES WITH RELATED PARTIES

            a.    Employment agreement with the Chief Executive Officer ("CEO")

                  In January 2000, the Company entered into a three-year employment agreement with its CEO, which was extended in 2003 until June 2006. Pursuant to the employment agreement, the CEO is entitled to a monthly base salary of NIS 26,100 linked to the CPI, a monthly bonus of 0.45% from the Company's revenue from sales and an annual bonus depending on the CEO's achievements and the Company's profitability as authorized by the Board of Directors.

            b.    Management and consulting fees to related companies

                  1. A management fee agreement between the Company and its shareholders was signed in January 2000 and amended in January 2003. Pursuant to this agreement, the shareholders are entitled to monthly management fees of $6,000, an annual amount of between 0-10% of the turnover (excluding receipts from the financial lawsuit against the partner in a joint venture as agreed upon each specific year (see Note 11(1)) and an additional amount over this maximum depending on the Company's performances.

                  2. A consulting fee agreement between the Company and its parent company (hereinafter - "consulting company") was signed in January 2000. Pursuant to this agreement the consulting company is entitled to monthly fees of approximately NIS 75,000.

                                                                         FOR THE YEAR ENDED DECEMBER 31,
                                                        2002              2003                2004                2004
                                                     -----------     --------------     ----------------   -----------------
                                                                                                              CONVENIENCE
                                                                                                              TRANSLATION
                                                                                                               (NOTE 2B)
                                                                            NIS                               U.S. DOLLARS
                                                     ---------------------------------------------------   -----------------
                                                                                 (In thousands)
            c. Income:
                Interest from related companies             78                  --                 --           $   --
                                                     ===========     ==============     ================   =================

            d. Expenses:
                Salary and related expenses to
                   the Company's CEO                       398                 362                491           $   114
                Consulting and management fees to
                   parent company                        1,776               1,957              1,862               432
                Management fees to a related
                   company                                  84                 272                356                83
                Participation in general
                   expenses *)                            (157)               (153)              (203)              (47)
                                                     -----------     --------------     ----------------   -----------------
                                                         2,101               2,438              2,506           $   582
                                                     ===========     ==============     ================   =================

            *) In the ordinary course of business.

                                              SPACELOGIC LTD. AND ITS SUBSIDIARY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 20:-   TRANSACTIONS AND BALANCES WITH RELATED PARTIES (CONT.)

                                                                     DECEMBER 31,                    DECEMBER 31,
                                                               2003               2004                   2004
                                                          ---------------   -----------------    --------------------
                                                                                                     CONVENIENCE
                                                                                                     TRANSLATION
                                                                                                      (NOTE 2B)
                                                                         NIS                         U.S. DOLLARS
                                                          -----------------------------------    --------------------
                                                                             (In thousands)

            e. Balances with related parties:

                  Other accounts receivable                         262               207              $     48
                                                          ==============    =================    ====================
                  Long-term receivable and loan                     165                --              $     --
                                                          ==============    =================    ====================
                  Other accounts payable                            250               673              $    156
                                                          ==============    =================    ====================


            f. For deposits serving as collateral for a bank guarantee issued in favor of a related company - See Note 4(1).